UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR-A

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-5125

                        DREYFUS VARIABLE INVESTMENT FUND
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000


Date of fiscal year end:   December 31st

Date of reporting period:  June 20, 2003

                                  FORM N-CSR

ITEM 1.     REPORTS TO STOCKHOLDERS.

      Dreyfus Variable
      Investment Fund,
      Appreciation Portfolio



      SEMIANNUAL REPORT June 30, 2003



      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            22   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                      Dreyfus Variable Investment Fund,  Appreciation Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2


DISCUSSION OF PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Appreciation Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's Initial shares produced a total return of 8.50%, and its Service shares produced a total return of 8.35%.(1) For the same period, the total return of the portfolio's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was 11.75%.(2)

The portfolio and U.S. stock market benefited from improving investor sentiment during the reporting period as attention shifted from the war in Iraq to the likelihood of stronger economic growth. The portfolio's returns trailed that of the S& P 500 Index, primarily because lower-quality, more speculative stocks provided stronger performance than the higher-quality, blue-chip stocks in which the portfolio invests.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-established multinational growth companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable above-average earnings growth. We focus on purchasing reasonably priced growth stocks of fundamentally sound companies in economic sectors that we believe will expand over the next three to five years.

At the same time, we manage the portfolio with long-term  investors in mind. Our
investment   approach  is  based  on  targeting  long-term  growth  rather  than short-term profit.

What other factors influenced the portfolio's performance?

The portfolio and stock market benefited during the first six months of 2003 as investors' economic expectations improved. During the first calendar quarter of 2003, investors focused on the persistently sluggish
                                                                The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

economy and impending war with Iraq, and stocks were volatile, hitting their lows for the reporting period in March. For the second calendar quarter of 2003, as the fighting in Iraq wound down, investors shifted their attention from geopolitical issues to the prospects for an improving U.S. economy and corporate earnings. Expectations of stronger economic growth were fueled by the Federal Reserve Board's accommodative monetary policy, including a reduction in short-term interest rates of 25 basis points in late June, and the Bush Administration's stimulative fiscal policies, including reductions in the tax rates for capital gains and dividends.

Unfortunately, the stocks that benefited most during the rally were not the types of companies in which the portfolio typically invests. Companies that are more economically sensitive, including a number of relatively speculative stocks in the previously beaten-down technology group, tended to post the largest gains. In contrast, the portfolio focuses on high-quality, blue-chip companies that, in our view, can grow their earnings steadily and consistently across
different    economic    climates.

For example, the consumer staples group has long represented the largest area of investment for the portfolio. While most of the portfolio's holdings in this area remained fundamentally sound, they did somewhat lag during the reporting period as traders shifted assets away from these relatively conservative issues toward more speculative stocks. Conversely, the portfolio's relatively light exposure to the technology group prevented it from participating fully in the economically sensitive sector's gains. The portfolio's relative performance also was hindered by its heavier than average exposure to large pharmaceutical companies, which were hurt during the reporting period by concerns that a possible Medicare prescription benefit might lead to greater regulatory oversight of drug prices.

On the other hand, the portfolio received positive contributions to relative performance from the industrials group, where the portfolio's second largest holding, General Electric, posted impressive gains. Gains

4

from individual stocks such as micro-chip giant Intel and pharmaceutical leader Pfizer also benefited the portfolio' s return, despite relatively lackluster contributions to performance from their industry groups.

What is the portfolio's current strategy?

Our stock selection strategy continues to maintain a long-term perspective and with an emphasis on quality. We believe that investors' recent preference for more speculative stocks will prove to be temporary, and investors are likely to favor larger, steadily growing companies as they increasingly recognize that the economy is likely to expand at a relatively modest pace. We eliminated the portfolio' s position in regional telephone company Verizon Communications because of our belief that earnings growth for the company and its industry is likely to be relatively modest. We believe that our longstanding, conservative approach will position the portfolio well for an economic environment that, in our view, is likely to be characterized by moderate growth, low inflation and low interest rates.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, APPRECIATION PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio 5

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--98.4%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--.8%

Christian Dior                                                                                   80,000                3,201,490

Polo Ralph Lauren                                                                               150,000                3,868,500

                                                                                                                       7,069,990

AUTOMOBILES & COMPONENTS--.1%

Ford Motor                                                                                       50,094  (a)             550,533

BANKING--7.8%

Bank of America                                                                                 150,108               11,863,035

Federal Home Loan Mortgage                                                                      260,000               13,200,200

Federal National Mortgage Association                                                           360,000               24,278,400

SunTrust Banks                                                                                  275,000               16,318,500

                                                                                                                      65,660,135

CAPITAL GOODS--5.9%

Emerson Electric                                                                                180,000                9,198,000

General Electric                                                                              1,150,000               32,982,000

Honeywell International                                                                         270,000                7,249,500

                                                                                                                      49,429,500

DIVERSIFIED FINANCIALS--7.5%

American Express                                                                                330,000               13,797,300

Citigroup                                                                                       620,124               26,541,307

JP Morgan Chase & Co                                                                            475,000               16,235,500

Merrill Lynch                                                                                   140,000                6,535,200

                                                                                                                      63,109,307

ENERGY--10.6%

BP, ADR                                                                                         460,000               19,329,200

ChevronTexaco                                                                                   220,000               15,884,000

Exxon Mobil                                                                                   1,235,664               44,372,694

Royal Dutch Petroleum, ADR                                                                      212,000                9,883,440

                                                                                                                      89,469,334

FOOD, BEVERAGE & TOBACCO--15.9%

Altria Group                                                                                    975,000               44,304,000

Anheuser-Busch Cos.                                                                             270,000               13,783,500

Coca-Cola                                                                                       640,000               29,702,400

Kraft Foods                                                                                     275,000                8,951,250

Nestle, ADR                                                                                     300,000               15,534,375

PepsiCo                                                                                         480,000               21,360,000

                                                                                                                     133,635,525
6


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING--5.8%

Wal-Mart Stores                                                                                 530,000               28,445,100

Walgreen                                                                                        670,000               20,167,000

                                                                                                                      48,612,100

HEALTH CARE--16.4%

Abbott Laboratories                                                                             370,000               16,191,200

Johnson & Johnson                                                                               625,000               32,312,500

Lilly (Eli) & Co.                                                                               270,000               18,621,900

Merck & Co.                                                                                     400,000               24,220,000

Pfizer                                                                                        1,300,000               44,395,000

Roche Holding, ADR                                                                               33,000                2,584,313

                                                                                                                     138,324,913

HOTEL RESTAURANTS & LEISURE--.9%

McDonald's                                                                                      360,000                7,941,600

HOUSEHOLD & PERSONAL PRODUCTS--5.1%

Colgate-Palmolive                                                                               180,000               10,431,000

Estee Lauder Cos, Cl. A                                                                         150,000                5,029,500

Procter & Gamble                                                                                310,000               27,645,800

                                                                                                                      43,106,300

INSURANCE--5.9%

American International Group                                                                    209,220               11,544,760

Berkshire Hathaway, Cl. A                                                                           220  (b)          15,950,000

Berkshire Hathaway, Cl. B                                                                            15  (b)              36,450

Marsh & McLennan Cos.                                                                           430,000               21,960,100

                                                                                                                      49,491,310

MEDIA--4.5%

AOL Time Warner                                                                                 275,000  (b)           4,424,750

Fox Entertainment Group, Cl. A                                                                  230,000  (b)           6,619,400

McGraw-Hill Cos.                                                                                275,000               17,050,000

News Corp, ADR                                                                                    5,000                  151,350

Viacom, Cl. B                                                                                   225,000  (b)           9,823,500

                                                                                                                      38,069,000

RETAILING--1.2%

Target                                                                                          270,000               10,216,800

SEMICONDUCTOR EQUIPMENT--3.2%

Intel                                                                                         1,300,000               27,019,200

                                                                                                          The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOFTWARE & SERVICES--2.1%

Microsoft                                                                                       700,000               17,927,000

TECHNOLOGY HARDWARE & EQUIPMENT--2.1%

International Business Machines                                                                 220,000               18,150,000

TELECOMMUNICATION SERVICES--1.3%

BellSouth                                                                                       210,000                5,592,300

SBC Communications                                                                              210,544                5,379,399

                                                                                                                      10,971,699

TRANSPORTATION--1.3%

United Parcel Service, Cl. B                                                                    167,700               10,682,490

TOTAL COMMON STOCKS

   (cost $784,761,147)                                                                                               829,436,736

PREFERRED STOCKS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOBILES & COMPONENTS--.5%

Ford Motor Capital Trust ll, Conv., 6.50%                                                       100,000                4,345,000

MEDIA--.5%

News, ADR, Cum., $.4428                                                                         175,000                4,383,750

TOTAL PREFERRED STOCKS

   (cost $9,386,056)                                                                                                   8,728,750

OTHER INVESTMENTS--.6%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     1,654,666  (c)           1,654,666

Dreyfus Institutional Cash Advantage Plus Fund                                                1,654,667  (c)           1,654,667

Dreyfus Intitutional Preferred Plus Money Market Fund                                         1,654,667  (c)           1,654,667

TOTAL OTHER INVESTMENTS

   (cost $4,964,000)                                                                                                   4,964,000

8


INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--.1%                                                                    Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $601,128)                                                                              601,128                  601,128

TOTAL INVESTMENTS (cost $799,712,331)                                                             100.1%             843,730,614

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.1%)               (754,390)

NET ASSETS                                                                                        100.0%             842,976,224

(A)  ALL OF THIS SECURITY IS ON LOAN. AT JUNE 30, 2003,  THE MARKET VALUE OF THE
     PORTFOLIO'S  SECURITY ON LOAN IS $550,533 AND THE TOTAL MARKET VALUE OF THE
     COLLATERAL HELD BY THE PORTFOLIO IS $601,128.

(B)  NON-INCOME PRODUCING.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio  9

STATEMENT OF ASSETS AND LIABILITIES


June 30, 2003 (Unaudited)

                                                                    Cost          Value
----------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $550,533)--Note 1(c)  799,712,331  843,730,614

Cash                                                                             355,790

Dividends and interest receivable                                              1,313,074

Receivable for shares of Beneficial Interest subscribed                          266,473

Prepaid expenses                                                                 112,588

                                                                             845,778,539

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                    330,755

Due to Fayez Sarofim & Co.                                                       226,507

Payable for shares of Beneficial Interest redeemed                             1,577,254

Liability for securities loaned--Note 1(c)                                       601,128

Accrued expenses                                                                  66,671

                                                                               2,802,315

NET ASSETS ($)                                                               842,976,224

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                              836,979,947

Accumulated undistributed investment income--net                               5,622,592

Accumulated net realized gain (loss) on investments                          (43,644,400)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                            44,018,085

NET ASSETS ($)                                                               842,976,224

-----------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

                                                   Initial Shares  Service Shares
-----------------------------------------------------------------------------------------

Net Assets ($)                                        768,930,400      74,045,824

Shares Outstanding                                     24,627,558       2,380,719

NET ASSET VALUE PER SHARE ($)                               31.22           31.10

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $116,540 foreign taxes withheld at source)    8,825,277

Interest                                                                26,631

Income from securities lending                                           5,243

TOTAL INCOME                                                         8,857,151

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,688,394

Sub-investment advisory fee--Note 3(a)                               1,242,093

Distribution fees--Note 3(b)                                            81,817

Prospectus and shareholders' reports                                    71,207

Professional fees                                                       39,496

Trustees' fees and expenses--Note 3(c)                                  38,158

Custodian fees--Note 3(b)                                               28,942

Shareholder servicing costs--Note 3(b)                                  27,338

Registration fees                                                        3,696

Loan commitment fees--Note 2                                             3,352

Interest expense--Note 2                                                 1,450

Miscellaneous                                                            6,741

TOTAL EXPENSES                                                       3,232,684

INVESTMENT INCOME--NET                                               5,624,467
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (7,322,529)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 66,624,276

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              59,301,747

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                64,926,214

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,624,467             9,681,414

Net realized gain (loss) on investments        (7,322,529)          (27,979,711)

Net unrealized appreciation
   (depreciation) on investments               66,624,276          (151,359,434)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   64,926,214          (169,657,731)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (158,452)           (8,946,481)

Service shares                                    (14,557)             (621,059)

TOTAL DIVIDENDS                                  (173,009)           (9,567,540)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 58,468,693           427,717,878

Service shares                                 12,675,332            43,495,934

Dividends reinvested:

Initial shares                                    158,452             8,946,481

Service shares                                     14,557               621,059

Cost of shares redeemed:

Initial shares                                (71,460,132)         (443,174,541)

Service shares                                 (4,912,258)           (8,270,390)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (5,055,356)           29,336,421

TOTAL INCREASE (DECREASE) IN NET ASSETS        59,697,849          (149,888,850)

NET ASSETS ($):

Beginning of Period                           783,278,375           933,167,225

END OF PERIOD                                 842,976,224           783,278,375

Undistributed investment income--net            5,622,592               171,134


12

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,998,043            12,639,241

Shares issued for dividends reinvested              5,609               305,917

Shares redeemed                                (2,482,837)          (13,500,595)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (479,185)             (555,437)

SERVICE SHARES

Shares sold                                       438,657             1,344,961

Shares issued for dividends reinvested                517                21,304

Shares redeemed                                  (168,218)             (277,641)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     270,956             1,088,624

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                       Six Months Ended
                                          June 30, 2003                                Year Ended December 31,
                                                              ----------------------------------------------------------------------
INITIAL SHARES                               (Unaudited)            2002          2001          2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            28.79            34.98         38.91         39.87           36.11         27.91

Investment Operations:

Investment income--net                              .21(a)           .36(a)        .30(a)        .27(a)          .25(a)        .20

Net realized and unrealized
   gain (loss) on investments                      2.23            (6.19)        (3.93)         (.52)           3.88          8.21

Total from Investment
   Operations                                      2.44            (5.83)        (3.63)         (.25)           4.13          8.41

Distributions:

Dividends from
   investment income--net                          (.01)            (.36)         (.30)         (.26)           (.22)         (.20)

Dividends from net realized
   gain on investments                               --               --            --          (.45)           (.01)         (.01)

Dividends in excess of net
   realized gain on investments                      --               --            --            --            (.14)           --

Total Distributions                                (.01)            (.36)         (.30)         (.71)           (.37)         (.21)

Net asset value, end of period                    31.22            28.79         34.98         38.91           39.87         36.11

TOTAL RETURN (%)                                   8.50(b)        (16.71)        (9.31)         (.65)          11.46         30.22

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                            .40(b)           .78           .78           .78             .78           .80

Ratio of interest expense and
   loan commitment fees
   to average net assets                            .00(b,c)         .00(c)        .00(c)        .00(c)          .00(c)        .01

Ratio of net investment income
   to average net assets                            .72(b)          1.10           .84           .67             .64           .84

Portfolio Turnover Rate                            1.86(b)          6.61          4.19          6.15            3.87          1.34

Net Assets, end of period
   ($ x 1,000)                                  768,930          722,706       897,535     1,009,713       1,027,797       673,835

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

14
                                                            Six Months Ended
                                                               June 30, 2003                      Year Ended December 31,
                                                                                       ---------------------------------------------
SERVICE SHARES                                                    (Unaudited)             2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   28.71             34.89            38.91            38.91

Investment Operations:

Investment income--net                                                   .17(b)            .29(b)           .18(b)            --

Net realized and unrealized
   gain (loss) on investments                                           2.23             (6.17)           (3.94)              --

Total from Investment Operations                                        2.40             (5.88)           (3.76)              --

Distributions:

Dividends from investment income--net                                   (.01)             (.30)            (.26)              --

Net asset value, end of period                                         31.10             28.71            34.89            38.91

TOTAL RETURN (%)                                                        8.35(c)         (16.89)           (9.63)              --

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .53(c)           1.02             1.10               --

Ratio of net investment income
   to average net assets                                                 .60(c)            .91              .53               --

Portfolio Turnover Rate                                                 1.86(c)           6.61             4.19             6.15

Net Assets, end of period ($ x 1,000)                                 74,046            60,572           35,632                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Appreciation Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

16

sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the

                                                               The Portfolio  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned
should   a  borrower  fail  to  return  the  securities  in  a  timely  manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $29,611,332 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $6,595,648 of the carryover expires in fiscal 2009 and $23,015,684 expires in fiscal 2010.

18

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $9,567,540. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 2003 was approximately $171,300, with a related weighted average annualized interest rate of 1.68%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is based on the value of the portfolio's average daily net assets and is computed at the following annual rates: .55 of 1% of the first $150 million; .50 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly. Pursuant to a Sub-Investment Advisory Agreement with Sarofim, the sub-investment advisory fee is based upon the value of the portfolio' s average daily net assets and is computed at the following annual rates: .20 of 1% of the first $150 million; .25 of 1% of the next $150 million; and .375 of 1% over $300 million. The fee is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of
                                                                The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

.. 25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $81,817 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $439 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $28,942 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. The portfolio derived $20,380 in income from these investments, which is included as interest income in the portfolio's Statement of Operations.

20

(e) During the period ended June 30, 2003, the portfolio incurred total brokerage commissions of $53,870 of which $1,200 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $19,894,618 and $14,499,580, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$44,018,283,   consisting  of  $99,473,028  gross  unrealized  appreciation  and
$55,454,745 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                The Portfolio 21

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                     Shares
                                                                    ----------------------------------------------------------------
                                                                               For                 Against           Abstained
                                                                    ----------------------------------------------------------------

To approve changes to certain
   of the portfolio's fundamental
   policies and investment restrictions
   to permit participation in a portfolio
   securities lending program                                               22,404,234             2,382,107           1,989,095




NOTES

                  For More Information



                        Dreyfus Variable
                        Investment Fund,
                        Appreciation Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing




(c) 2003 Dreyfus Service Corporation                                  112SA0603



      Dreyfus Variable
      Investment Fund,
      Balanced Portfolio

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                             Balanced Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Balanced Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the portfolio, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the portfolio.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2


DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

Gerald E. Thunelius, Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Balanced Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's total returns were 8.46% for its Initial shares and 8.40% for its Service shares.(1) In comparison, the portfolio's new benchmark, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and 40% Lehman Brothers Aggregate Bond Index (the "Lehman Aggregate Index"), achieved a total return of 8.62% for the reporting period.(2) The portfolio's former benchmark, also a hybrid index composed of 60% Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") and 40% Lehman Brothers Intermediate Government/Credit Bond Index (the "Lehman Gov't/Credit Bond Index"), provided a total return of 8.76% for the reporting period.(3)

We attribute these results primarily to the easing of war-related concerns and greater economic optimism in the stock market, and to the effects of lower interest rates and the improved financial condition of many issuers in the bond market. The portfolio' s returns were slightly lower than the return of its blended benchmark, primarily the result of weaker performance than that of the benchmark in stocks that was partially offset by stronger performance in bonds.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth and current income. To pursue this goal, the portfolio invests in a diversified mix of stocks and bonds of both
U.S. and foreign issuers. The portfolio' s normal asset allocation is approximately 60% stocks and 40% bonds. However, the portfolio is permitted to invest up to 75%, and as little as 40%, of its assets in stocks, and up to 60%, and as little as 25%, of its assets in bonds.

The  portfolio' s  stock investments may include common stocks, preferred stocks
and   convertible  securities,  including  those  purchased  in  initial  public offerings or shortly thereafter.

                                                        The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

In allocating assets between stocks and bonds, the portfolio managers assess the relative return and risks of each asset class, analyzing several factors, including interest-rate-adjusted price/earnings ratios, the valuation and volatility levels of stocks relative to bonds, and other economic factors, such as interest dates.

What other factors influenced the portfolio's performance?

In light of improving prospects for the U.S. economy, the portfolio maintained relatively heavy exposure to stocks and lighter exposure to bonds during the reporting period. On average, stocks delivered higher returns than bonds. The portfolio's greatest gains were concentrated in consumer discretionary stocks, such as cruise line operator Carnival, fast-service food chain McDonald's, electronics retailer Best Buy and investor information provider InterActiveCorp. The portfolio also benefited from relatively strong stock selections in the health care and materials and processing areas.

On the other hand, equity performance fell short of the benchmark in the technology and telecommunications groups, where the market's rise was led by stocks we considered more speculative. Since many such stocks failed to meet our investment criteria, the portfolio's equity holdings delivered slightly weaker returns than the benchmark's equities overall.

Among bonds, the portfolio's slight overweight on corporate securities, and its relatively light holdings of mortgage-backed securities and U.S. government agency debentures, enabled it to provide higher returns than its benchmark. Investors apparently felt more comfortable investing in corporate bonds after many companies strengthened their balance sheets in the wake of 2002's corporate governance scandals. Among more interest-rate-sensitive bonds, the portfolio received strong returns from its holdings of Treasury Inflation Protected Securities ("TIPS"). In addition, the portfolio successfully avoided the brunt of weakness among mortgage-backed securities, which were hurt by a surge in mortgage prepayments amid a wave of refinancing, and U.S. government agency debt, which was subject to concerns regarding the accounting practices of the Federal Home Loan Mortgage Corporation, also known as Freddie Mac.


What is the portfolio's current strategy?

We believe that positive long-term prospects for economic growth currently support a cautiously favorable environment for equities. Accordingly, the portfolio continues to emphasize stocks over bonds. Among stocks, we have emphasized technology and consumer discretionary stocks that appear well-positioned to benefit from an economic recovery. We have de-emphasized the
traditionally    defensive    consumer   staples   and   industrials   groups.

On the fixed-income side, we have begun to trim the portfolio's holdings of corporate bonds and TIPS, taking profits after strong rallies made their valuations richer. We have increased the portfolio's exposure to mortgage-backed securities, bringing their representation closer to levels we consider neutral relative to the portfolio's benchmark.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, BALANCED PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

(3) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio 5



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--65.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--9.0%

AOL Time Warner                                                                                  26,500  (a)             426,385

Best Buy                                                                                         10,000  (a)             439,200

Carnival                                                                                         19,500                  633,945

Clear Channel Communications                                                                     12,000  (a)             508,680

Comcast, Cl. A                                                                                   12,537  (a)             378,367

Ford Motor                                                                                       16,000                  175,840

General Motors                                                                                    5,000                  180,000

Hilton Hotels                                                                                    13,000                  166,270

Home Depot                                                                                       18,700                  619,344

InterActiveCorp                                                                                  14,400  (a)             569,808

Lamar Advertising                                                                                10,000  (a)             352,100

Liberty Media, Cl. A                                                                             30,000  (a)             346,800

McDonald's                                                                                       25,000                  551,500

Staples                                                                                           9,000  (a)             165,150

TJX Cos.                                                                                         31,000                  584,040

Target                                                                                           19,300                  730,312

Viacom, Cl. B                                                                                    19,000  (a)             829,540

Westwood One                                                                                      6,700  (a)             227,331

                                                                                                                       7,884,612

CONSUMER STAPLES--5.4%

Altria Group                                                                                     16,000                  727,040

Coca-Cola                                                                                        14,200                  659,022

Kraft Foods, Cl. A                                                                               15,000                  488,250

PepsiCo                                                                                          14,300                  636,350

Procter & Gamble                                                                                 11,600                1,034,488

Wal-Mart Stores                                                                                  22,200                1,191,474

                                                                                                                       4,736,624

ENERGY--3.9%

Devon Energy                                                                                     11,178                  596,905

Exxon Mobil                                                                                      41,400                1,486,674

Schlumberger                                                                                     12,000                  570,840

XTO Energy                                                                                       35,166                  707,188

                                                                                                                       3,361,607

FINANCIALS--12.9%

ACE                                                                                               8,000                  274,320

American Express                                                                                 11,000                  459,910

American International Group                                                                     21,200                1,169,816

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIALS (CONTINUED)

Bank of America                                                                                   9,900                  782,397

Bank of New York                                                                                 19,300                  554,875

Bank One                                                                                          8,000                  297,440

Citigroup                                                                                        37,900                1,622,120

Countrywide Financial                                                                             4,000                  278,280

Fannie Mae                                                                                       11,200                  755,328

FleetBoston Financial                                                                            10,000                  297,100

Freddie Mac                                                                                       9,000                  456,930

Goldman Sachs Group                                                                               2,700                  226,125

J.P. Morgan Chase & Co.                                                                          11,700                  399,906

MBNA                                                                                             27,250                  567,890

Marsh & McLennan Cos.                                                                             8,000                  408,560

Morgan Stanley                                                                                   12,000                  513,000

St. Paul Cos.                                                                                     8,700                  317,637

Travelers Property Casualty, Cl. A                                                               27,767                  441,495

Travelers Property Casualty, Cl. B                                                                3,630                   57,245

U.S. Bancorp                                                                                     12,000                  294,000

Washington Mutual                                                                                 7,000                  289,100

Wells Fargo & Co.                                                                                15,400                  776,160

                                                                                                                      11,239,634

HEALTH CARE--9.6%

Abbott Laboratories                                                                               8,500                  371,960

Amgen                                                                                            10,600  (a)             704,264

Anthem                                                                                            5,000  (a)             385,750

Bard (C.R.)                                                                                       3,000                  213,930

Becton, Dickinson & Co.                                                                           7,000                  271,950

Biovail                                                                                           5,000  (a)             235,300

Bristol-Myers Squibb                                                                             10,500                  285,075

Johnson & Johnson                                                                                14,100                  728,970

Lilly (Eli) & Co.                                                                                 7,000                  482,790

Merck & Co.                                                                                      17,200                1,041,460

Novartis, ADR                                                                                     7,000                  278,670

Pfizer                                                                                           48,300                1,649,445

Teva Pharmaceutical Industries, ADR                                                               9,000                  512,370

WellPoint Health Networks                                                                         6,200  (a)             522,660

Wyeth                                                                                            14,000                  637,700

                                                                                                                       8,322,294

                                                                                            The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--6.3%

CSX                                                                                              10,000                  300,900

Caterpillar                                                                                       7,000                  389,620

Danaher                                                                                           7,000                  476,350

Deere & Co.                                                                                       7,000                  319,900

Emerson Electric                                                                                  6,000                  306,600

General Electric                                                                                 59,800                1,715,064

L-3 Communications Holdings                                                                       4,600  (a)             200,054

Lockheed Martin                                                                                   4,000                  190,280

Norfolk Southern                                                                                 12,000                  230,400

Northrop Grumman                                                                                  3,000                  258,870

3M                                                                                                2,200                  283,756

Tyco International                                                                               15,000                  284,700

United Technologies                                                                               3,800                  269,154

Waste Management                                                                                 12,000                  289,080

                                                                                                                       5,514,728

INFORMATION TECHNOLOGY--12.3%

Accenture, Cl. A                                                                                 15,000  (a)             271,350

Applied Materials                                                                                16,000  (a)             253,760

Cisco Systems                                                                                    66,400  (a)           1,108,216

Computer Sciences                                                                                10,000  (a)             381,200

Dell Computer                                                                                    14,100  (a)             450,636

EMC                                                                                              36,000  (a)             376,920

First Data                                                                                       11,000                  455,840

Hewlett-Packard                                                                                  13,727                  292,385

Intel                                                                                            43,600                  906,183

International Business Machines                                                                  11,700                  965,250

Jabil Circuit                                                                                    18,000  (a)             397,800

Microsoft                                                                                        74,600                1,910,506

Motorola                                                                                         38,000                  358,340

NVIDIA                                                                                           11,000  (a)             253,110

National Semiconductor                                                                           10,000  (a)             197,200

Nokia, ADR                                                                                       17,000                  279,310

Novellus Systems                                                                                  9,000  (a)             329,589

Oracle                                                                                           47,500  (a)             570,950

SAP, ADR                                                                                          9,000                  262,980

Teradyne                                                                                         11,900  (a)             205,989


8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)

VeriSign                                                                                         20,000  (a)             276,600

Xilinx                                                                                           10,000  (a)             253,100

                                                                                                                      10,757,214

MATERIALS--2.5%

Air Products & Chemicals                                                                          5,000                  208,000

Alcoa                                                                                            11,100                  283,050

duPont (E.I.) deNemours & Co.                                                                     5,000                  208,200

International Paper                                                                              11,000                  393,030

PPG Industries                                                                                    7,000                  355,180

Praxair                                                                                           7,300                  438,730

Weyerhaeuser                                                                                      6,000                  324,000

                                                                                                                       2,210,190

TELECOMMUNICATION SERVICES--2.0%

BellSouth                                                                                        13,600                  362,168

SBC Communications                                                                               16,100                  411,355

Telefonos de Mexico, Cl. L, ADR                                                                   9,000                  282,780

Verizon Communications                                                                           18,000                  710,100

                                                                                                                       1,766,403

UTILITIES--1.3%

Exelon                                                                                            6,000                  358,860

FPL Group                                                                                         4,000                  267,400

Progress Energy                                                                                   5,000                  219,500

TXU                                                                                              12,000                  269,400

                                                                                                                       1,115,160

TOTAL COMMON STOCKS

   (cost $56,525,531)                                                                                                 56,908,466
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--35.5%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED CERTIFICATES--.3%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.80%, 7/15/2014                                                       233,000                  254,972

AUTOMOBILES--.3%

Ford Motor, Notes,

   7.45%, 7/16/2031                                                                              82,000                   75,326

General Motors, Debs.,

   8.375%, 7/15/2033                                                                            190,000                  187,019

                                                                                                                         262,345

                                                                                            The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKS--.1%

Dresdner Funding Trust I, Bonds,

   8.151%, 6/30/2031                                                                             46,000  (b)              50,894

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.0%

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.1731%, 2/12/2016                                                    335,808  (b,c)           370,595

1211 Finance,

   Ser. 2000-1211, Cl. A, 7.745%, 4/11/2035                                                     400,000  (b)             485,813

                                                                                                                         856,408

COMMERCIAL SERVICES & SUPPLIES--.3%

Pitney Bowes, Notes,

   4.75%, 5/15/2018                                                                             300,000                  306,895

COMPUTERS & PERIPHERALS--.4%

Hewlett-Packard, Notes,

   5.75%, 12/15/2006                                                                            198,000                  220,783

International Business Machines, Notes,

   4.75%, 11/29/2012                                                                            135,000                  142,164

                                                                                                                         362,947

ELECTRICAL EQUIPMENT--.1%

Emerson Electric, Bonds,

   4.50%, 5/1/2013                                                                              120,000                  124,090

FINANCIAL SERVICES--.2%

SLM, Notes,

   Ser. A, 3.625%, 3/17/2008                                                                    179,000                  183,918

FOREST PRODUCTS & PAPER--.1%

Weyerhaeuser, Notes,

   6.75%, 3/15/2012                                                                             120,000                  136,453

INDUSTRIAL CONGLOMERATES--.2%

General Electric, Notes,

   5%, 2/1/2013                                                                                 144,000                  152,391

INSURANCE--.4%

MetLife, Sr. Notes,

   5.375%, 12/15/2012                                                                           110,000                  118,743

New York Life Insurance, Notes,

   5.875%, 5/15/2033                                                                            200,000  (b)             210,653

                                                                                                                         329,396

10

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--.2%

Alcoa, Notes,

   6%, 1/15/2012                                                                                137,000                  154,582

PHARMACEUTICALS--.2%

Lilly (Eli) & Co., Notes,

   4.50%, 3/15/2018                                                                             193,000                  195,401

RETAIL--.3%

Sears, Roebuck Acceptance, Notes,

   7%, 6/1/2032                                                                                  14,000                   15,711

Toys R Us, Notes,

   7.625%, 8/1/2011                                                                              70,000                   75,178

Wal-Mart Stores, Notes,

   4.55%, 5/1/2013                                                                              155,000                  161,561

                                                                                                                         252,450

STRUCTURED INDEX--5.1%

Morgan Stanley Tracers:

  Bonds,

      6.799%, 6/15/2012                                                                       1,230,000  (b,d)         1,432,729

   Notes,

      7.252%, 9/15/2011                                                                       1,920,000  (b,d)         2,270,195

Targeted Return Index Securities Trust,

   Ser. L-2002, 7.754%, 11/15/2031                                                              576,400  (b,d)           713,428

                                                                                                                       4,416,352

TELECOMMUNICATION SERVICES--.3%

British Telecommunications, Notes,

   8.125%, 12/15/2010                                                                            59,000                   74,746

France Telecom, Notes,

   7.75%, 3/1/2011                                                                               43,000                   54,212

Verizon Florida, Debs.,

   Ser. F, 6.125%, 1/15/2013                                                                    143,000                  162,275

                                                                                                                         291,233

UTILITIES/GAS & ELECTRIC--.4%

Consolidated Edison Co. of New York, Debs.,

   4.875%, 2/1/2013                                                                             205,000                  216,559

Public Service of Colorado, First Mtg.,

   4.875%, 3/1/2013                                                                             101,000  (b)             105,186

                                                                                                                         321,745

                                                                                            The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES--25.6%

Federal National Mortgage Association:

  Mortgage Backed:

      5.50%                                                                                     770,000  (e)             795,987

      6.20%, 1/1/2011                                                                           653,605                  756,420

      6.88%, 2/1/2028                                                                           752,891                  872,646

      6%, 6/1/2033                                                                              864,938                  899,467

Government National Mortgage Association I:

  Mortgage Backed:

      5%                                                                                        736,000  (e)             753,936

      5.50%                                                                                     517,000  (e)             538,326

      6%, 3/15/2029                                                                             750,282                  787,796

      6%, 6/15/2029                                                                             111,786                  117,270

      6%, 12/15/2031                                                                            669,428                  702,264

      6%, 2/15/2032                                                                             867,005                  909,540

      6%, 3/15/2032                                                                             131,247                  137,685

      6%, 4/15/2032                                                                             114,616                  120,239

      6%, 5/15/2032                                                                             123,561                  129,622

      6%, 12/15/2032                                                                            140,959                  147,873

      5.50%, 4/15/2033                                                                        1,178,851                1,230,426

Tennessee Valley Authority,

  Valley Indexed-Principal Securities,

   3.375%, 1/15/2007                                                                            193,000  (f)             243,278

U.S. Treasury Notes:

   3.25%, 5/31/2004                                                                             467,000                  476,573

   1.25%, 5/31/2005                                                                           4,901,000                4,901,000

   1.125%, 6/30/2005                                                                          1,540,000                1,534,707

   2%, 5/15/2006                                                                              6,124,000                6,190,984

   3.625%, 5/15/2013                                                                            115,000                  116,006

                                                                                                                      22,362,045

TOTAL BONDS AND NOTES
   (cost $30,435,559)                                                                                                 31,014,517


12

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.5%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   1.10%, 7/24/2003                                                                              29,000                   28,986

   .85%, 9/25/2003                                                                            1,236,000                1,233,553

   .77%, 10/23/2003                                                                             546,000                  544,635

   .80%, 11/20/2003                                                                             546,000                  543,952

   .84%, 12/18/2003                                                                           2,448,000                2,437,278

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,789,687)                                                                                                   4,788,404
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $91,750,777)                                                              106.2%              92,711,387

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (6.2%)             (5,441,350)

NET ASSETS                                                                                        100.0%              87,270,037



(A) NON-INCOME PRODUCING.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THESE SECURITIES AMOUNTED TO $5,639,493 OR 6.5% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F) PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES IN THE CONSUMER PRICE INDEX.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--

   See Statement of Investments                          91,750,777  92,711,387

Receivable for investment securities sold                             2,392,356

Dividends and interest receivable                                       238,202

Receivable for shares of Beneficial Interest subscribed                  69,311

Prepaid expenses                                                          1,689

                                                                     95,412,945
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            63,672

Cash overdraft due to Custodian                                         697,205

Payable for investment securities purchased                           7,267,455

Payable for shares of Beneficial Interest redeemed                       79,964

Payable for futures variation margin--Note 4                              3,580

Loan commitment fees payable--Note 2                                        300

Accrued expenses                                                         30,732

                                                                      8,142,908
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,270,037
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     109,556,367

Accumulated undistributed investment income--net                        117,765

Accumulated net realized gain (loss) on investments                 (23,364,705)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         960,610
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,270,037

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       64,471,449      22,798,588

Shares Outstanding                                    5,414,962       1,916,299
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             11.91           11.90


SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               444,520

Cash dividends (net of $1,116 foreign taxes withheld at source)        475,676

TOTAL INCOME                                                           920,196

EXPENSES:

Investment advisory fee--Note 3(a)                                     315,575

Distribution fees--Note 3(b)                                            27,447

Auditing fees                                                           22,510

Prospectus and shareholders' reports                                    10,005

Custodian fees--Note 3(b)                                                8,070

Legal fees                                                               6,066

Trustees' fees and expenses--Note 3(c)                                   4,334

Shareholder servicing costs--Note 3(b)                                   2,993

Loan commitment fees--Note 2                                               369

Miscellaneous                                                            2,802

TOTAL EXPENSES                                                         400,171

Less--waiver of fees due to undertakings--Note 3(a)                    (14,861)

NET EXPENSES                                                           385,310

INVESTMENT INCOME--NET                                                 534,886
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,408,844)

Net realized gain (loss) on financial futures                           83,642

NET REALIZED GAIN (LOSS)                                            (3,325,202)

Net unrealized appreciation (depreciation) on
  investments (including $33,687 net unrealized
  appreciation on financial futures)                                 9,600,829

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               6,275,627

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,810,513

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            534,886             1,558,955

Net realized gain (loss) on investments        (3,325,202)           (6,908,383)

Net unrealized appreciation
   (depreciation) on investments                9,600,829           (12,301,018)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    6,810,513           (17,650,446)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (611,437)           (1,255,175)

Service shares                                   (203,233)             (315,892)

TOTAL DIVIDENDS                                  (814,670)           (1,571,067)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,084,706             1,588,382

Service shares                                  1,078,763            12,449,678

Dividends reinvested:

Initial shares                                    611,437             1,255,175

Service shares                                    203,233               315,892

Cost of shares redeemed:

Initial shares                                 (6,494,034)          (18,911,664)

Service shares                                 (2,114,717)           (2,257,348)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (5,630,612)           (5,559,885)

TOTAL INCREASE (DECREASE) IN NET ASSETS           365,231           (24,781,398)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            86,904,806           111,686,204

END OF PERIOD                                  87,270,037            86,904,806

Undistributed investment income--net              117,765               397,549


16


                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        95,554               130,803

Shares issued for dividends reinvested             54,298               106,943

Shares redeemed                                  (583,540)           (1,604,864)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (433,688)           (1,367,118)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        96,676             1,001,066

Shares issued for dividends reinvested             18,079                27,232

Shares redeemed                                  (187,057)             (194,351)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (72,302)              833,947

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                           Six Months Ended                               Year Ended December 31,
                                              June 30, 2003     --------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001(a)        2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.09            13.34         15.00          16.02          15.94      14.04

Investment Operations:

Investment income--net                                 .07(b)           .19(b)        .27(b)         .52(b)         .47(b)     .43

Net realized and unrealized
   gain (loss) on investments                          .86            (2.25)        (1.65)          (.97)           .80       2.67

Total from Investment Operations                       .93            (2.06)        (1.38)          (.45)          1.27       3.10

Distributions:

Dividends from investment
   income--net                                        (.11)            (.19)         (.28)          (.48)          (.46)      (.43)

Dividends from net realized
   gain on investments                                  --               --            --           (.09)          (.73)      (.77)

Total Distributions                                   (.11)            (.19)         (.28)          (.57)         (1.19)     (1.20)

Net asset value, end of period                       11.91            11.09         13.34          15.00          16.02      15.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.46(c)        (15.48)        (9.12)         (2.98)          8.13      22.34
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .44(c)           .85           .85            .85            .86        .87

Ratio of net investment income

   to average net assets                               .65(c)          1.58          1.92           3.35           2.94       2.98

Portfolio Turnover Rate                             211.53(c)        388.26        128.44         111.66          98.61     111.75
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      64,471           64,865        96,290        105,569         90,130     59,841



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT AND PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.02% TO 1.92%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



18



                                                      Six Months Ended                         Year Ended December 31,
                                                         June 30, 2003               -----------------------------------------------
SERVICE SHARES                                              (Unaudited)              2002            2001(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             11.08              13.33           15.00           15.00

Investment Operations:

Investment income--net                                             .07(c)             .17(c)          .22(c)           --

Net realized and unrealized
   gain (loss) on investments                                      .86              (2.24)          (1.63)             --

Total from Investment Operations                                   .93              (2.07)          (1.41)             --

Distributions:

Dividends from investment income--net                             (.11)              (.18)           (.26)             --

Net asset value, end of period                                   11.90              11.08           13.33           15.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  8.40(d)          (15.63)          (9.31)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                            .50(d)            1.00            1.00              --

Ratio of net investment income

   to average net assets                                           .59(d)            1.45            1.66              --

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                      .07(d)             .09             .16              --

Portfolio Turnover Rate                                         211.53(d)          388.26          128.44          111.66
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           22,799             22,040          15,396              --(e)



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT AND PREMIUM ON DEBT SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.01, AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 1.77% TO 1.66%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Balanced Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio' s investment objective is long-term capital growth and current income. To pursue this goal, the portfolio invests in a diversified mix of stocks and bonds. The portfolio's normal asset allocation is approximately 60% stocks and 40% bonds. The Dreyfus Corporation (the " Manager" ) serves as the portfolio' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Effective April 14, 2003, the portfolio began pricing

20

securities traded on the NASDAQ stock market using the NASDAQ official closing price. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $19,377,780 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $657,546 of the carryover expires in fiscal 2008, $10,430,864 expires in fiscal 2009 and $8,289,370 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $1,571,067. The tax character of current year distributions will be determined at the end of the current fiscal year.

22


NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $14,861 pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan


                                                              The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $27,447 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $32 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $8,070 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each-in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Commencing June 13, 2002, pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $37,650 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

24

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended June 30, 2003, amounted to $175,374,178 and $181,127,017, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

At June 30, 2003, accumulated net unrealized appreciation on investments was $960,610, consisting of $5,577,069 gross unrealized appreciation and $4,616,459 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio 25

                  For More Information

                        Dreyfus Variable Investment Fund,
                        Balanced Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  154SA0603





      Dreyfus Variable
      Investment Fund,
      Disciplined Stock
      Portfolio

      SEMIANNUAL REPORT June 30, 2003



      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                   Disciplined Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Disciplined Stock Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Gary Richardson.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2


DISCUSSION OF PERFORMANCE

Gary Richardson, Portfolio Manager

How did Dreyfus Variable Investment Fund, Disciplined Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's total returns were 8.57% for its Initial shares and 8.46% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 11.75%.(2)

We attribute these results to a markedly positive shift in favor of stocks driven by decisive U.S. and U.K. military action in Iraq. Virtually all market sectors rose during the second quarter of 2003 on a wave of optimism generated by these developments. However, the greatest gains were concentrated in the areas of technology and telecommunications, particularly among the more speculative issues with weaker fundamentals. Since our disciplined investment approach steers us away from such speculative investments, the portfolio's returns trailed the return of the S&P 500 Index.

What is the portfolio's investment approach?

The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the S& P 500 Index. The portfolio invests in a diversified array of large companies chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria but also exhibit what we believe to be higher than expected earnings potential and financial health. A team of experienced analysts examines the fundamentals of what we believe are the top candidates. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold.

                                                        The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

In addition to identifying attractive investment opportunities, our approach is designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a portfolio' s assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal typically is to look to remain neutral to the sector allocations of the S&P 500 Index. The result has been a broadly diversified portfolio of carefully selected stocks.

What other factors influenced the portfolio's performance?

The portfolio's stock selection process enabled it to achieve gains in all major industry groups. Performance proved particularly robust among financial and health care holdings. In the financial area, top performers included money-center banks, such as J.P. Morgan Chase & Co.; brokerage firms, such as Goldman Sachs Group; and credit card issuers, such as MBNA. Such holdings more than compensated for isolated financial-sector disappointments, such as the decline in Freddie Mac (Federal Home Loan Mortgage Corporation), which was caused by unexpected accounting problems. In the health care area, the portfolio' s biotechnology investments such as Amgen and Genzyme-General Division, delivered the greatest gains. Pharmaceutical stocks, such as Wyeth, and medical equipment holdings, such as Boston Scientific, boosted performance as well.

The portfolio's stock selections in technology and services proved more problematic. Technology holdings such as Cisco Systems and Intel produced positive returns. However, as mentioned earlier, those returns failed to match that of the technology portion of the benchmark. That's because many technology stocks that failed to meet our strict investment criteria rose sharply when many investors turned toward stocks that had been hurt severely in the bear market. Similarly, in the services area, fundamentally weak telecommunications stocks enjoyed steep climbs, while the portfolio's more conservative telecommunications holdings, such as Vodafone Group, ADR, achieved more modest success.


A small number of individual stocks in other areas also produced disappointing results. Kraft Foods, which was one of the portfolio's larger holdings during the reporting period, declined when the company announced weaker than expected earnings. AT& T, another significant holding, lost ground as a result of competitive pressures and an industry-wide surplus of capacity.

What is the portfolio's current strategy?

We continue to invest one stock at a time, focusing on companies with solid balance sheets and consistent histories of performance. This strategy has resulted in a slightly greater percentage of assets committed to growth stocks than value stocks as of the end of the reporting period. This allocation of assets is consistent with our view that current conditions favor a slow, sustained economic recovery. However, we would like to emphasize the fact that we have based our investment decisions on each stock' s individual characteristics rather than our opinion regarding the economy's prospects

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, DISCIPLINED STOCK PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio 5



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                              15,500                  791,275

CONSUMER CYCLICAL--10.4%

Abercrombie & Fitch, Cl. A                                                                       18,900  (a)             536,949

Best Buy                                                                                         16,600  (a)             729,072

CVS                                                                                              20,000                  560,600

Darden Restaurants                                                                               24,610                  467,098

Harley-Davidson                                                                                   8,900                  354,754

Home Depot                                                                                       53,900                1,785,168

International Game Technology                                                                     5,600                  573,048

Johnson Controls                                                                                  8,900                  761,840

Kohl's                                                                                           13,500  (a)             693,630

Lear                                                                                              8,500  (a)             391,170

Lowe's Cos.                                                                                      20,200                  867,590

NIKE, Cl. B                                                                                       5,100                  272,799

TJX Cos.                                                                                         20,400                  384,336

Wal-Mart Stores                                                                                  52,900                2,839,143

Wendy's International                                                                            17,300                  501,181

                                                                                                                      11,718,378

CONSUMER STAPLES--6.3%

Coca-Cola                                                                                        38,180                1,771,934

Fortune Brands                                                                                    8,500                  443,700

Kimberly-Clark                                                                                   10,800                  563,112

Kraft Foods, Cl. A                                                                               17,600                  572,880

Newell Rubbermaid                                                                                13,700                  383,600

PepsiCo.                                                                                         33,830                1,505,435

Procter & Gamble                                                                                 21,360                1,904,885

                                                                                                                       7,145,546

ENERGY RELATED--7.1%

Apache                                                                                            8,600                  559,516

ChevronTexaco                                                                                     8,428                  608,501

ConocoPhillips                                                                                   19,000                1,041,200

Devon Energy                                                                                      7,690                  410,646

Dominion Resources                                                                               14,200                  912,634

Exxon Mobil                                                                                      57,430                2,062,311

Halliburton                                                                                      23,100                  531,300

Nabors Industries                                                                                 6,700  (a)             264,985

Noble                                                                                             7,500  (a)             257,250

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Occidental Petroleum                                                                             16,240                  544,852

Schlumberger                                                                                      7,100                  337,747

Valero Energy                                                                                    11,800                  428,694

                                                                                                                       7,959,636

HEALTH CARE--15.1%

AmerisourceBergen                                                                                 8,320                  576,992

Amgen                                                                                            24,100  (a)           1,601,204

Boston Scientific                                                                                16,090  (a)             983,099

Forest Laboratories                                                                               4,020  (a)             220,095

Genzyme--General Division                                                                         8,200  (a)             342,760

HCA                                                                                              10,500                  336,420

Johnson & Johnson                                                                                43,900                2,269,630

Medtronic                                                                                        19,100                  916,227

Merck & Co.                                                                                      28,700                1,737,785

Novartis, ADR                                                                                     8,300                  330,423

Pfizer                                                                                          135,204                4,617,217

UnitedHealth Group                                                                               16,400                  824,100

Varian Medical Systems                                                                            2,900  (a)             166,953

WellPoint Health Networks                                                                         3,800  (a)             320,340

Wyeth                                                                                            38,170                1,738,643

                                                                                                                      16,981,888

INTEREST SENSITIVE--23.7%

Allstate                                                                                         15,100                  538,315

American International Group                                                                     39,201                2,163,111

Bank of America                                                                                  33,000                2,607,990

Bear Stearns Cos.                                                                                 6,500                  470,730

Capital One Financial                                                                            13,400                  659,012

Charter One Financial                                                                            15,211                  474,279

Citigroup                                                                                        82,666                3,538,105

Countrywide Financial                                                                             7,600                  528,732

Fannie Mae                                                                                       15,600                1,052,064

First Tennessee National                                                                         10,000                  439,100

Freddie Mac                                                                                      16,000                  812,320

General Electric                                                                                 90,550                2,596,974

Goldman Sachs Group                                                                              13,500                1,130,625

J.P. Morgan Chase & Co.                                                                          59,000                2,016,620

Lehman Brothers Holdings                                                                         10,100                  671,448

                                                                                                       The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

MBNA                                                                                             19,700                  410,548

Merrill Lynch                                                                                    23,200                1,082,976

National City                                                                                    15,300                  500,463

Radian Group                                                                                      6,300                  230,895

RenaissanceRe Holdings                                                                            8,300                  377,816

SouthTrust                                                                                       16,000                  435,200

Travelers Property Casualty, Cl. A                                                               52,024                  827,182

U.S. Bancorp                                                                                     49,042                1,201,529

Wells Fargo & Co.                                                                                31,500                1,587,600

XL Capital, Cl. A                                                                                 4,000                  332,000

                                                                                                                      26,685,634

INTERNET RELATED--.4%

eBay                                                                                              4,000  (a)             416,720

PRODUCER GOODS--9.7%

Air Products & Chemicals                                                                         14,890                  619,424

Deere & Co.                                                                                      12,600                  575,820

duPont(E.I.) deNemours & Co.                                                                     28,450                1,184,658

Fluor                                                                                             8,000                  269,120

Freeport-McMoRan Copper & Gold, Cl. B                                                            25,400                  622,300

ITT Industries                                                                                    4,800                  314,208

Ingersoll-Rand, Cl. A                                                                            12,600                  596,232

International Paper                                                                              18,400                  657,432

Lockheed Martin                                                                                   7,250                  344,882

Masco                                                                                            25,100                  598,635

Norfolk Southern                                                                                 25,100                  481,920

Northrop Grumman                                                                                  4,300                  371,047

PPG Industries                                                                                   11,890                  603,299

Pentair                                                                                           9,400                  367,164

Stanley Works                                                                                    11,700                  322,920

3M                                                                                                6,860                  884,803

Union Pacific                                                                                     8,300                  481,566

United Parcel Service, Cl. B                                                                     13,200                  840,840

United Technologies                                                                              12,000                  849,960

                                                                                                                      10,986,230

SERVICES--7.0%

Affiliated Computer Services, Cl. A                                                               5,800  (a)             265,234

Clear Channel Communications                                                                      8,500  (a)             360,315


8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Comcast, Cl. A                                                                                   36,100  (a)           1,089,498

First Data                                                                                       24,100                  998,704

Fox Entertainment Group, Cl. A                                                                   21,200  (a)             610,136

Gannett                                                                                           6,800                  522,308

Manpower                                                                                          9,200                  341,228

McGraw-Hill Cos.                                                                                  8,200                  508,400

Tribune                                                                                          11,300                  545,790

Viacom, Cl. B                                                                                    33,926  (a)           1,481,209

Vodafone Group, ADR                                                                              21,300                  418,545

Walt Disney                                                                                      35,100                  693,225

                                                                                                                       7,834,592

TECHNOLOGY--14.3%

Cisco Systems                                                                                    76,100  (a)           1,270,109

Dell Computer                                                                                    50,600  (a)           1,617,176

Intel                                                                                            47,300                  983,083

International Business Machines                                                                  16,710                1,378,575

Intuit                                                                                           10,900  (a)             485,377

KLA-Tencor                                                                                       13,100  (a)             609,019

Lexmark International                                                                             8,400  (a)             594,468

Linear Technology                                                                                16,400                  528,244

Maxim Integrated Products                                                                        12,000                  410,280

Microsoft                                                                                       145,300                3,721,133

Nokia, ADR                                                                                       22,000                  361,460

Oracle                                                                                           83,900  (a)           1,008,478

QUALCOMM                                                                                         17,000                  607,750

QLogic                                                                                            9,800  (a)             473,634

Symantec                                                                                         13,200  (a)             578,952

Taiwan Semiconductor Manufacturing, ADR                                                          40,900  (a)             412,272

Texas Instruments                                                                                41,200                  725,120

UTStarcom                                                                                         9,970  (a)             354,633

                                                                                                                      16,119,763

UTILITIES--4.5%

BellSouth                                                                                        39,200                1,043,896

Entergy                                                                                          11,000                  580,580

Exelon                                                                                           13,500                  807,435

FPL Group                                                                                         7,700                  514,745

PPL                                                                                              13,500                  580,500

                                                                                                       The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

SBC Communications                                                                               40,626                1,037,994

Telefonos de Mexico, Cl. L, ADR                                                                  14,500                  455,590

                                                                                                                       5,020,740

TOTAL COMMON STOCKS
   (cost $95,701,025)                                                                                                111,660,402
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.10%, dated

  6/30/2003, due 7/1/2003, in the amount of

  $1,363,042 (fully collateralized by $960,000

  U.S. Treasury Bonds, 7.875%, 2/15/2021,

  value $1,391,691)

   (cost $1,363,000)                                                                          1,363,000                1,363,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $97,064,025)                                                              100.4%             113,023,402

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)               (454,727)

NET ASSETS                                                                                        100.0%             112,568,675

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)              97,064,025  113,023,402

Cash                                                                      6,467

Dividends and interest receivable                                        97,003

Receivable for shares of Beneficial Interest subscribed                   1,901

Prepaid expenses                                                          2,295

                                                                    113,131,068
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            77,212

Payable for shares of Beneficial Interest redeemed                      454,386

Accrued expenses                                                         30,795

                                                                        562,393
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,568,675
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,068,301

Accumulated undistributed investment income--net                        429,829

Accumulated net realized gain (loss) on investments                 (45,888,832)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      15,959,377
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,568,675

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      102,988,277       9,580,398

Shares Outstanding                                    5,914,436         551,468
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             17.41           17.37

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,055 foreign taxes withheld at source)        902,492

Interest                                                                 4,505

TOTAL INCOME                                                           906,997

EXPENSES:

Investment advisory fee--Note 3(a)                                     410,399

Professional fees                                                       23,630

Prospectus and shareholders' reports                                    12,643

Custodian fees--Note 3(b)                                               12,038

Distribution fees--Note 3(b)                                            11,440

Trustees' fees and expenses--Note 3(c)                                   5,591

Shareholder servicing costs--Note 3(b)                                   4,161

Loan commitment fees--Note 2                                               488

Interest expense--Note 2                                                    60

Miscellaneous                                                            1,291

TOTAL EXPENSES                                                         481,741

Less--waiver of fees due to undertaking--Note 3(a)                      (5,002)

NET EXPENSES                                                           476,739

INVESTMENT INCOME--NET                                                 430,258
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (3,954,898)

Net unrealized appreciation (depreciation) on investments           12,400,617

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,445,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,875,977

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            430,258               929,559

Net realized gain (loss) on investments        (3,954,898)          (16,790,199)

Net unrealized appreciation
   (depreciation) on investments               12,400,617           (23,777,252)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,875,977           (39,637,892)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (28,354)             (845,999)

Service shares                                     (2,608)              (57,796)

TOTAL DIVIDENDS                                   (30,962)             (903,795)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,335,411            13,518,697

Service shares                                    792,055             5,016,958

Dividends reinvested:

Initial shares                                     28,354               845,999

Service shares                                      2,608                57,796

Cost of shares redeemed:

Initial shares                                (12,868,861)          (42,354,467)

Service shares                                 (1,119,968)           (1,277,753)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (11,830,401)          (24,192,770)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (2,985,386)          (64,734,457)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           115,554,061           180,288,518

END OF PERIOD                                 112,568,675           115,554,061

Undistributed investment income--net              429,829                30,533

                                                        The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                            June 30, 2003            Year Ended

                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        79,139               756,678

Shares issued for dividends reinvested              1,786                51,798

Shares redeemed                                  (798,899)           (2,426,524)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (717,974)           (1,618,048)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        48,616               262,421

Shares issued for dividends reinvested                165                 3,547

Shares redeemed                                   (68,552)              (74,798)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (19,771)              191,170

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                          Six Months Ended
                                             June 30, 2003                               Year Ended December 31,
                                                                  -----------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001          2000           1999         1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.04            20.89         24.19         26.92          22.95        18.30

Investment Operations:

Investment income--net                                 .06(a)           .12(a)        .09(a)        .06(a)         .11(a)       .08

Net realized and unrealized
   gain (loss) on investments                         1.31            (4.84)        (3.30)        (2.53)          4.12         4.80

Total from Investment Operations                      1.37            (4.72)        (3.21)        (2.47)          4.23         4.88

Distributions:

Dividends from
   investment income--net                             (.00)(b)         (.13)         (.09)         (.05)          (.10)        (.09)

Dividends from net realized
   gain on investments                                  --               --            --          (.21)          (.16)        (.14)

Total Distributions                                   (.00)(b)         (.13)         (.09)         (.26)          (.26)        (.23)

Net asset value, end of period                       17.41            16.04         20.89         24.19          26.92        22.95
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      8.57(c)        (22.61)       (13.27)        (9.14)         18.45        26.72
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .43(c)           .83           .81           .81            .81          .88

Ratio of net investment income
   to average net assets                               .40(c)           .64           .40           .21            .45          .53

Portfolio Turnover Rate                              29.74(c)         47.47         48.22         51.44          48.95        56.28
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     102,988          106,404       172,360       222,920        214,296      140,897

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                        The Portfolio 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            Six Months Ended
                                                               June 30, 2003                         Year Ended December 31,
                                                                                          ------------------------------------------
SERVICE SHARES                                                    (Unaudited)                2002             2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   16.02                20.86            24.19            24.19

Investment Operations:

Investment income--net                                                   .05(b)               .09(b)           .05(b)            --

Net realized and unrealized
   gain (loss) on investments                                           1.30                (4.83)           (3.30)              --

Total from Investment Operations                                        1.35                (4.74)           (3.25)              --

Distributions:

Dividends from investment income--net                                   (.00)(c)             (.10)            (.08)              --

Net asset value, end of period                                         17.37                16.02            20.86            24.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        8.46(d)            (22.72)          (13.46)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .50(d)              1.00             1.00               --

Ratio of net investment income
   to average net assets                                                 .33(d)               .49              .26               --

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                               .05(d)               .06              .13               --

Portfolio Turnover Rate                                                29.74(d)             47.47            48.22            51.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  9,580                9,150            7,929                1



(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Disciplined Stock Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard & Poor' s 500 Composite Stock Price Index. The
Dreyfus Corporation (the "Manager" ) serves as the portfolio' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

18

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $38,136,602 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $21,752,976 of the carryover expires in fiscal 2009 and $16,383,626 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $903,795. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2003 was approximately $7,200, with a related weighted average annualized interest rate of 1.68%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value
of   the  portfolio' s  average  daily  net  assets  and  is  payable  monthly.

The Manager has undertaken, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $5,002,
pursuant    to    the    undertaking.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $11,440 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $123 pursuant to the transfer agency agreement.

20

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $12,038 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $32,517,112 and $44,180,087, respectively.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$15,959,377,   consisting  of  $18,694,503  gross  unrealized  appreciation  and
$2,735,126 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio 21

                     For More Information

                        Dreyfus Variable Investment Fund,
                        Disciplined Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  150SA0603






      Dreyfus Variable
      Investment Fund,
      Growth and Income
      Portfolio

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Securities Sold Short

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                 The Portfolio
                                              Dreyfus Variable Investment Fund,
                                                   Growth and Income Portfolio


LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,



/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2003
2



DISCUSSION OF PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Variable Investment Fund, Growth and Income Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's total returns were 10.73% for its Initial shares and 10.60% for its Service shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the portfolio's benchmark, was 11.75%.(2)

We attribute the portfolio' s performance primarily to a favorable shift in investor sentiment that began in mid-March 2003. This shift, prompted by decisive military action in Iraq and improving prospects for domestic economic growth, drove most stock prices sharply higher during the second half of the reporting period. The portfolio participated in the stock market's rise to a significant degree. However, the market's greatest gains were concentrated in stocks of previously beaten-down technology companies. Largely because the portfolio' s disciplined investment approach generally steered it away from such investments, the portfolio's total returns slightly lagged its benchmark's return.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk. To pursue this goal, the portfolio invests in stocks, bonds and money market instruments of domestic and foreign issuers. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings or shortly thereafter.

The portfolio focuses primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. We use fundamental analysis to create a broadly diversified, value-tilted portfolio, typically with a weighted average price-to-earn

                                                                The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

ings ratio less than, and long-term projected earnings growth rate greater than, those of the S&P 500 Index.

We typically measure a stock's relative value by looking at its price in relation to the company's business prospects and intrinsic worth, as measured by a wide range of financial and business data. In examining each company's fundamentals, together with economic and industry trends, we typically look for factors that could trigger a rise in a stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach during the reporting period was a portfolio containing stocks from a variety of different market sectors and industries.

What other factors influenced the portfolio's performance?

Performance benefited from the portfolio's focus on stocks we believed were well positioned for an economic upturn. In particular, we invested a greater than average percentage of the portfolio's assets in consumer discretionary stocks, most of which delivered above-average returns during the reporting period. Top performers included media and entertainment holdings such as InterActiveCorp; retailers such as Target; leisure and travel companies such as Carnival; and food service providers such as McDonald's.

In the health care and materials and processing areas, strong individual stock selections boosted performance relative to the S& P 500 Index. Health care standouts included drug manufacturers such as Teva Pharmaceuticals; medical equipment suppliers such C. R. Bard; health services companies such as Anthem; and biotechnology concerns such as Amgen. In the materials and processing area, a timely transaction in DuPont stock and a few strong holdings among aluminum producers, such as Alcoa, helped generate higher returns than the S&P 500 Index's materials and processing group.

The portfolio's returns were enhanced by its relatively large position in technology stocks, where it benefited from holdings of equipment manufacturers such as Jabil Circuit; computer storage companies such as EMC; and semiconductor makers such as Analog Devices. However,

4

these gains fell short of the returns registered by the S&P 500 Index's technology group, which included what we regarded as several high-flying, speculative stocks with poor fundamentals that the portfolio avoided. In addition, a few individual holdings in various other areas further undermined the portfolio's performance compared to its benchmark. For example, Kraft Foods declined when the company revealed unexpectedly high pension-related costs

What is the portfolio's current strategy?

As of the end of the reporting period, we believe the U.S. economy appears poised for continuing gradual growth, and we continue to find attractively valued investment opportunities among high-quality stocks that appear well positioned to benefit from a continuing economic recovery. In particular, we are emphasizing technology and consumer discretionary stocks. On the other hand, we are finding relatively few opportunities in the traditionally defensive areas of consumer staples and industrials, which we believe are less likely to benefit during the current stage of the economic cycle.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, GROWTH AND INCOME PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                        The Portfolio  5

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--99.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER DISCRETIONARY--14.3%

AOL Time Warner                                                                                 119,000  (a)           1,914,710

Best Buy                                                                                         39,000  (a)           1,712,880

Carnival                                                                                        100,000                3,251,000

Clear Channel Communications                                                                     58,080  (a)           2,462,011

Comcast, Cl. A                                                                                   62,541  (a)           1,887,487

Ford Motor                                                                                       67,000                  736,330

General Motors                                                                                   21,000                  756,000

Hilton Hotels                                                                                    55,000                  703,450

Home Depot                                                                                       82,000                2,715,840

InterActiveCorp                                                                                  86,800  (a,b)         3,434,676

Lamar Advertising                                                                                36,200  (a)           1,274,602

Liberty Media                                                                                   185,000  (a)           2,138,600

McDonald's                                                                                      111,000                2,448,660

Staples                                                                                          37,500  (a)             688,125

TJX Cos.                                                                                        123,000                2,317,320

Target                                                                                           99,000                3,746,160

Viacom, Cl. B                                                                                    67,096  (a)           2,929,412

                                                                                                                      35,117,263

CONSUMER STAPLES--6.9%

Altria Group                                                                                     73,000                3,317,120

Coca-Cola                                                                                        66,000                3,063,060

Kraft Foods                                                                                      75,700                2,464,035

PepsiCo                                                                                          69,000                3,070,500

Procter & Gamble                                                                                 40,000                3,567,200

UST                                                                                              38,000                1,331,140

                                                                                                                      16,813,055

ENERGY--6.0%

Devon Energy                                                                                     49,094                2,621,620

Exxon Mobil                                                                                     186,446                6,695,276

Schlumberger                                                                                     53,000                2,521,210

XTO Energy                                                                                      144,500                2,905,895

                                                                                                                      14,744,001

FINANCIAL--21.3%

ACE                                                                                              22,000                  754,380

American Express                                                                                 56,700                2,370,627

American International Group                                                                    134,891                7,443,286

Bank of America                                                                                  40,900                3,232,327

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Bank of New York                                                                                 97,000                2,788,750

Bank One                                                                                         33,000                1,226,940

Citigroup                                                                                       176,535                7,555,698

Countrywide Financial                                                                            17,000                1,182,690

Federal Home Loan Mortgage                                                                       36,600                1,858,182

Federal National Mortgage Association                                                            45,400                3,061,776

Fleet Boston Financial                                                                           41,588                1,235,579

Goldman Sachs Group                                                                              24,000                2,010,000

J.P. Morgan Chase & Co.                                                                          48,600                1,661,147

MBNA                                                                                             78,000                1,625,520

Marsh & McLennan Cos.                                                                            34,000                1,736,380

Morgan Stanley                                                                                   74,200                3,172,050

St. Paul Cos.                                                                                    33,900                1,237,689

Travelers Property Casualty, Cl. A                                                              114,799                1,825,304

Travelers Property Casualty, Cl. B                                                               16,025                  252,714

U.S. Bancorp                                                                                     51,000                1,249,500

Washington Mutual                                                                                29,000                1,197,700

Wells Fargo                                                                                      72,000                3,628,800

                                                                                                                      52,307,039

HEALTH CARE--14.3%

Abbott Laboratories                                                                              32,000                1,400,320

Amgen                                                                                            38,000  (a)           2,524,720

Anthem                                                                                           18,800  (a)           1,450,420

Bard (C.R.)                                                                                      11,000                  784,410

Becton, Dickinson & Co.                                                                          26,000                1,010,100

Biovail                                                                                          25,000  (a)           1,176,500

Bristol-Myers Squibb                                                                             46,000                1,248,900

Eli Lilly & Co.                                                                                  29,000                2,000,130

Johnson & Johnson                                                                                63,000                3,257,100

Merck & Co.                                                                                      79,000                4,783,450

Novartis, ADR                                                                                    30,000                1,194,300

Pfizer                                                                                          196,300                6,703,645

Teva Pharmaceutical Industries, ADR                                                              38,000                2,163,340

WellPoint Health Networks                                                                        31,200  (a)           2,630,160

Wyeth                                                                                            60,000                2,733,000

                                                                                                                      35,060,495

                                                                                                  The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIALS--8.7%

CSX                                                                                              42,000                1,263,780

Danaher                                                                                          25,000                1,701,250

Deere & Co.                                                                                      26,000                1,188,200

Emerson Electric                                                                                 26,000                1,328,600

General Electric                                                                                268,000                7,686,240

Lockheed Martin                                                                                  16,000                  761,120

Norfolk Southern                                                                                 55,600                1,067,520

Northrop Grumman                                                                                 14,000                1,208,060

3M                                                                                               11,000                1,418,780

Tyco International                                                                               67,000                1,271,660

United Technologies                                                                              18,200                1,289,106

Waste Management                                                                                 52,000                1,252,680

                                                                                                                      21,436,996

INFORMATION TECHNOLOGY--19.6%

Accenture                                                                                        70,000  (a)           1,266,300

Applied Materials                                                                                76,000  (a)           1,205,360

Cisco Systems                                                                                   191,000  (a)           3,187,790

Computer Sciences                                                                                40,200  (a)           1,532,424

Dell Computer                                                                                    95,000  (a)           3,036,200

EMC                                                                                             152,000  (a)           1,591,440

First Data                                                                                       46,000                1,906,240

Hewlett-Packard                                                                                  56,825                1,210,373

Intel                                                                                           174,800                3,633,043

International Business Machines                                                                  46,000                3,795,000

Jabil Circuit                                                                                    87,000  (a)           1,922,700

KLA-Tencor                                                                                       49,000  (a)           2,278,010

Microsoft                                                                                       337,000                8,630,570

Motorola                                                                                        138,000                1,301,340

National Semiconductor                                                                           37,800  (a)             745,416

Nokia Oyj, ADR                                                                                   75,000                1,232,250

Novellus Systems                                                                                 35,000  (a)           1,281,735

NVIDIA                                                                                           53,000  (a)           1,219,530

Oracle                                                                                          238,000  (a)           2,860,760

SAP, ADR                                                                                         40,000                1,168,800

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)

Teradyne                                                                                         51,300  (a)             888,003

VeriSign                                                                                         87,000  (a)           1,203,210

Xilinx                                                                                           43,000  (a)           1,088,330

                                                                                                                      48,184,824

MATERIALS--3.0%

Alcoa                                                                                            51,000                1,300,500

Du Pont (E.I.) de Nemours                                                                        18,000                  749,520

International Paper                                                                              72,000                2,572,560

PPG Industries                                                                                   26,000                1,319,240

Weyerhaeuser                                                                                     24,000                1,296,000

                                                                                                                       7,237,820

TELECOMMUNICATION SERVICES--3.0%

BellSouth                                                                                        63,000                1,677,690

SBC Communications                                                                              109,000                2,784,950

Telefonos de Mexico, ADR                                                                         40,000                1,256,800

Verizon Communications                                                                           41,000                1,617,450

                                                                                                                       7,336,890

UTILITIES--2.0%

Exelon                                                                                           26,000                1,555,060

FPL Group                                                                                        18,000                1,203,300

Progress Energy                                                                                  19,000                  834,100

TXU                                                                                              56,000                1,257,200

                                                                                                                       4,849,660

TOTAL COMMON STOCKS
   (cost $233,277,360)                                                                                               243,088,043
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.14%, 7/10/2003                                                                                500,000  (c)             499,910

..99%, 9/4/2003                                                                                  150,000  (c)             149,778

..79%, 9/25/2003                                                                                  50,000  (c)              49,901

TOTAL SHORT-TERM INVESTMENTS
   (cost $699,495)                                                                                                       699,589

                                                                                                           The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

INVESTMENT OF CASH COLLATERAL
------------------------------------------------------------------------------------------------------------------------------------

   FOR SECURITIES LOANED--1.4%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred
  Money Market Fund
   (cost $3,472,000)                                                                          3,472,000                3,472,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $237,448,855)                                                             100.8%             247,259,632

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.8%)             (1,925,829)

NET ASSETS                                                                                        100.0%             245,333,803

(A)  NON-INCOME PRODUCING.

(B)  ALL OF THIS SECURITY IS ON LOAN.  AT JUNE 30, 2003,  THE TOTAL MARKET VALUE
     OF THE  PORTFOLIO'S  SECURITY ON LOAN IS  $3,434,676  AND THE TOTAL  MARKET
     VALUE OF THE COLLATERAL HELD BY THE PORTFOLIO IS $3,472,000.

(C)  PARTIALLY HELD BY BROKER AS COLLATERAL FOR OPEN SHORT POSITIONS.



SEE NOTES TO FINANCIAL STATEMENTS.

10


STATEMENT OF SECURITIES SOLD SHORT
June 30, 2003 (Unaudited)

COMMON STOCKS                                           Shares         Value ($)
--------------------------------------------------------------------------------

Teva Pharmaceutical Industries, ADR
   (proceeds $522,509)                                  14,000          797,020

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned
   valued at $3,434,676)--Note 1(c)                   237,448,855   247,259,632

Receivable for investment securities sold                             3,977,410

Receivable from brokers for
   proceeds on securities sold short                                    522,509

Dividends and interest receivable                                       235,333

Receivable for shares of Beneficial Interest subscribed                  48,129

Prepaid expenses                                                         11,960

                                                                    252,054,973
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           165,111

Cash overdraft due to Custodian                                          41,649

Liability for securities loaned--Note 1(c)                            3,472,000

Payable for investment securities purchased                           1,224,966

Payable for shares of Beneficial Interest redeemed                      966,621

Securities sold short, at value (proceeds $522,509)
  --see Statement of Securities Sold Short                              797,020

Accrued expenses                                                         53,803

                                                                      6,721,170
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      245,333,803
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     290,575,495

Accumulated undistributed investment income--net                          5,769

Accumulated net realized gain (loss) on investments                 (54,783,727)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       9,536,266
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      245,333,803

NET ASSET VALUE PER SHARE

                                               Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                    222,993,693      22,340,110

Shares Outstanding                                 12,592,910       1,264,243
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                           17.71           17.67

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,756 foreign taxes withheld at source)      1,888,428

Interest                                                                 6,754

Income from securities lending                                           3,238

TOTAL INCOME                                                         1,898,420

EXPENSES:

Investment advisory fee--Note 3(a)                                     877,494

Prospectus and shareholders' reports                                    33,339

Distribution fees--Note 3(b)                                            25,555

Professional fees                                                       24,278

Custodian fees--Note 3(b)                                               10,295

Trustees' fees and expenses--Note 3(c)                                   9,450

Shareholder servicing costs --Note 3(b)                                  3,238

Dividends on securities sold short                                       1,758

Interest expense--Note 2                                                 1,151

Loan commitment fees--Note 2                                             1,024

Miscellaneous                                                            2,546

TOTAL EXPENSES                                                         990,128

Less--waiver of fees due to undertaking--Note 3(a)                      (7,269)

NET EXPENSES                                                           982,859

INVESTMENT INCOME--NET                                                 915,561
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                (15,406,872)

  Short sale transactions                                              (11,273)

Net realized gain (loss) on financial futures                          132,671

NET REALIZED GAIN (LOSS)                                           (15,285,474)

Net unrealized appreciation (depreciation) on
  investments and securities sold short (including
  $20,625 net unrealized appreciation on financial futures)         37,997,473

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              22,711,999

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                23,627,560

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            915,561             1,850,550

Net realized gain (loss) on investments       (15,285,474)          (35,533,732)

Net unrealized appreciation
   (depreciation) on investments               37,997,473           (64,066,004)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   23,627,560           (97,749,186)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (858,791)           (1,780,284)

Service shares                                    (67,982)             (100,587)

TOTAL DIVIDENDS                                  (926,773)           (1,880,871)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  6,084,223            29,993,819

Service shares                                  1,472,954            13,574,671

Dividends reinvested:

Initial shares                                    858,791             1,780,284

Service shares                                     67,982               100,587

Cost of shares redeemed:

Initial shares                                (31,156,513)          (97,622,710)

Service shares                                 (1,630,314)           (3,014,297)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           (24,302,877)          (55,187,646)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,602,090)         (154,817,703)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           246,935,893           401,753,596

END OF PERIOD                                 245,333,803           246,935,893

Undistributed investment income--net                5,769                16,981

14

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       373,144             1,644,953

Shares issued for dividends reinvested             52,460               102,406

Shares redeemed                                (1,940,399)           (5,452,822)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,514,795)           (3,705,463)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        90,239               690,262

Shares issued for dividends reinvested              4,161                 5,941

Shares redeemed                                  (102,230)             (173,258)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (7,830)              522,945

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                           Six Months Ended                           Year Ended December 31,
                                              June 30, 2003     --------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001          2000           1999         1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.06            21.65         23.48         25.48          22.63        20.78

Investment Operations:

Investment income--net                                 .06(a)           .11(a)        .11(a)        .14(a)         .16(a)       .21

Net realized and unrealized
   gain (loss) on investments                         1.66            (5.59)        (1.49)        (1.10)          3.64         2.23

Total from Investment Operations                      1.72            (5.48)        (1.38)         (.96)          3.80         2.44

Distributions:

Dividends from investment
   income--net                                        (.07)            (.11)         (.11)         (.15)          (.15)        (.20)

Dividends from net realized

   gain on investments                                  --               --          (.11)         (.89)          (.70)        (.39)

Dividends in excess of net
   realized gain on investments                         --               --          (.23)           --           (.10)          --

Total Distributions                                   (.07)            (.11)         (.45)        (1.04)          (.95)        (.59)

Net asset value, end of period                       17.71            16.06         21.65         23.48          25.48        22.63
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     10.73(b)        (25.33)        (5.85)        (3.78)         16.88        11.81
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses

   to average net assets                               .41(b)           .80           .79           .78            .79          .78

Ratio of interest expense, loan

  commitment fees and dividends

  on securities sold short

   to average net assets                               .00(b,c)         .00(c)        .01            --             --            --

Ratio of net investment income
   to average net assets                               .40(b)           .58           .48           .56            .67          1.00

Portfolio Turnover Rate                              19.73(b)         34.61         33.82         60.90          96.26        126.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     222,994          226,548       385,569       437,407        461,392       430,702

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

(C) AMOUNT REPRESENTS LESS THAN .01%.



SEE NOTES TO FINANCIAL STATEMENTS.

16



                                                                 Six Months Ended                        Year Ended December 31,
                                                                    June 30, 2003      ---------------------------------------------
SERVICE SHARES                                                        (Unaudited)              2002            2001         2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       16.03              21.61           23.48           23.48

Investment Operations:

Investment income--net                                                       .05(b)             .08(b)          .06(b)           --

Net realized and unrealized
   gain (loss) on investments                                               1.64              (5.58)          (1.51)             --

Total from Investment Operations                                            1.69              (5.50)          (1.45)             --

Distributions:

Dividends from investment income--net                                       (.05)              (.08)           (.08)             --

Dividends from net realized
   gain on investments                                                        --                 --            (.11)             --

Dividends in excess of net
   realized gain on investments                                               --                 --            (.23)             --

Total Distributions                                                         (.05)              (.08)           (.42)             --

Net asset value, end of period                                             17.67              16.03           21.61           23.48
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           10.60(c)          (25.46)          (6.14)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                     .50(c)             .98            1.00              --

Ratio of interest expense, loan

  commitment fees and dividends

  on securities sold short

   to average net assets                                                     .00(c,d)           .00(d)          .01              --

Ratio of net investment income
   to average net assets                                                     .31(c)             .43             .28              --

Decrease reflected in above expense

  ratios due to undertaking

   by The Dreyfus Corporation                                                .04(c)             .05             .11              --

Portfolio Turnover Rate                                                    19.73(c)           34.61           33.82           60.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     22,340             20,388          16,185               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Portfolio 17



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Growth and Income Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities

18

exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

                                                                The Portfolio 19


NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D)  DIVIDENDS  TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date.
The portfolio declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

20

The portfolio has an unused capital loss carryover of $33,853,822 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $1,880,871. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended June 30, 2003 was approximately $137,600, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolios' average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003 to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1% of the value of the average daily net assets of their

                                                                The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

class. During the period ended June 30, 2003, the Manager waived receipt of fees of $7,269, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $25,555 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $229 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $10,295 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

22


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended June 30, 2003:

                                      Purchases ($)        Sales ($)
--------------------------------------------------------------------------------

Long transactions                        45,936,574       68,036,227

Short sale transactions                   1,579,276               --

     TOTAL                               47,515,850       68,036,227

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily, a segregated account with a broker, of permissible liquid assets sufficient to cover its short position. Securities sold short at June 30, 2003, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

                                                        The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$9,810,777,   consisting   of  $31,046,352  gross  unrealized  appreciation  and
$21,235,575 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24


                  For More Information

                        Dreyfus Variable Investment Fund,
                        Growth and Income Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  108SA0603



      Dreyfus Variable

      Investment Fund,

      International

      Equity Portfolio

      SEMIANNUAL REPORT June 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                 International Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Paul Butler.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003


2

DISCUSSION OF PERFORMANCE

Paul Butler, Portfolio Manager

How did Dreyfus Variable Investment Fund, International Equity Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 13.80% for its Initial shares and 13.70% for its Service shares.(1) This compares with a 9.47% total return produced by the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

The fund and international stock market benefited during the reporting period from improving investor sentiment as market participants turned their attention from the war in Iraq to the possibility of better economic times ahead. The fund produced higher returns than its benchmark, primarily because of the relative success of our stock selection strategy and currency exchange rate movements favorable to the portfolio.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching for what we believe are well-managed, well-positioned companies, wherever they may be.

In choosing stocks, the portfolio establishes a global framework within which to select investments. This involves identifying and forecasting key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within the markets and sectors determined to be relatively attractive, the portfolio seeks what it believes to be attractively priced companies that possess a sustainable competitive advantage in their market or sector. The portfolio generally will sell securities when themes or strategies change, or when the portfolio determines that the company's prospects have changed, or if the portfolio believes that the company's stock is fully valued by the market.

                                                        The Portfolio  3


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The portfolio and various international stock markets were positively affected during the first half of 2003 by improving investor sentiment. During the first quarter, sentiment was generally negative as investors reacted to rising geopolitical tensions and a persistently sluggish global economy. As the war in Iraq wound down in April, investors apparently began to look forward to a more robust economic recovery in the United States, which was widely expected to lead to better economic times in other parts of the world.

Additionally, the portfolio benefited from the weakening of the U.S. dollar relative to the euro and other currencies. As the dollar's value declined, investments denominated in other currencies became more valuable in U.S. dollar terms.

Although we do not manage the portfolio according to country allocation targets, our stock selection process often leads to greater or lesser exposure to various regions of the world when compared to the portfolio's benchmark. During the reporting period, the portfolio' s performance benefited from its relatively light exposure to Japan, where stocks continued to languish, and relatively heavy exposure to Europe and the emerging markets, where stocks performed relatively well.

Although Japanese stocks performed relatively poorly as a whole, our emphasis on individual companies such as CANON and OLYMPUS OPTICAL, contributed positively to the portfolio's performance. In Europe, the fund received strong returns from some of the United Kingdom' s natural gas companies and retailers despite
relatively    lackluster    returns   from   the   United   Kingdom   overall.

Stock selection was particularly favorable in Asia and the emerging markets. Petroleo Brasileiro, ADR, Comverse Technology, PT Hanjaya Mandala Sampoerna, and Siam Cement were among the best contributors to the portfolio's performance.

Changes to the portfolio during the reporting period included a gradual shift toward more economically sensitive companies, which we believed was appropriate as investors began to look forward to better economic performance. As part of that shift, we reduced the portfolio' s exposure to relatively defensive industry groups, such as consumer staples, and increased the fund's emphasis on more growth-oriented areas, such as technology.

What is the portfolio's current strategy?

After receiving strong gains from the weakening U.S. dollar relative to other currencies, we recently have begun to adopt a more defensive investment posture with regard to currency exchange rates. In our view, most of the benefit from a weaker U.S. dollar has probably already been realized. At the same time, we continue to maintain relatively heavy exposure to Europe, where we believe the central bank has room to cut interest rates in its attempts to stimulate renewed economic growth. We also have continued to maintain lighter than average exposure to Japan, which is mired in a deflationary recession. However, we recently have begun to explore potential buying opportunities among beaten-down blue-chip companies in Japan, including well-known automobile manufacturers that are selling at prices we consider attractive.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio  5

June 30, 2003 (Unaudited)



STATEMENT OF INVESTMENTS

COMMON STOCKS--99.3%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.0%

Rio Tinto                                                                                        14,700                  288,634

AUSTRIA--2.4%

Erste Bank der oesterreichischen Sparkassen                                                       5,730  (a)             506,753

Telekom Austria AG                                                                               17,500  (a)             198,714

                                                                                                                         705,467

BRAZIL--4.2%

Aracruz Celulose, ADR                                                                             7,500                  157,950

Companhia Vale do Rio Doce, ADR                                                                   5,200                  144,300

Petroleo Brasileiro, ADR                                                                         53,500                  950,160

                                                                                                                       1,252,410

FINLAND--1.9%

Nokia                                                                                            33,600                  553,760

FRANCE--9.5%

Aventis                                                                                           8,975                  494,190

BNP Paribas                                                                                       8,810                  448,046

France Telecom                                                                                   10,230                  251,137

L'Oreal                                                                                           4,230                  298,498

Sanofi-Synthelabo                                                                                 5,370                  314,759

Societe Generale                                                                                  5,790                  367,325

Total                                                                                             2,810                  425,007

Veolia Environnement (Warrants)                                                                  13,000  (a)               1,046

Vivendi Universal                                                                                12,000                  218,597

                                                                                                                       2,818,605

GERMANY--2.7%

AMB Generali Holding                                                                              4,130                  266,285

Deutsche Bank                                                                                     4,300                  277,987

SAP                                                                                               2,260                  264,936

                                                                                                                         809,208

GREECE--1.1%

Public Power                                                                                     18,500                  334,239

HUNGARY--1.6%

Magyar Tavkozlesi                                                                                57,400                  196,466

OTP Bank                                                                                         27,500                  265,878

                                                                                                                         462,344

INDONESIA--5.5%

PT Bank Central Asia                                                                          2,320,000                  808,485

PT Hanjaya Mandala Sampoerna                                                                  1,615,000                  812,394

                                                                                                                       1,620,879


6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IRELAND--1.4%

Irish Life & Permanent                                                                           36,800                  400,527

ITALY--2.3%

Assicurazioni Generali                                                                           12,810                  297,100

Telecom Italia                                                                                   71,100                  389,782

                                                                                                                         686,882

JAPAN--14.4%

CANON                                                                                             7,000                  322,142

JAPAN TELECOM HOLDINGS                                                                               85                  259,125

JFE Holdings                                                                                     18,000                  270,609

Japan Retail Fund Investment                                                                         68                  356,669

KIRIN BREWERY                                                                                    24,000                  169,181

Kao                                                                                              11,000                  205,337

Kuraray                                                                                          33,000                  217,189

MURATA MANUFACTURING                                                                              4,600                  181,341

Mitsubishi                                                                                       45,000                  313,080

NISSAN MOTOR                                                                                     30,100                  288,606

Nippon Building Fund                                                                                 58                  318,266

Nippon Yusen Kabushiki Kaisha                                                                    76,000                  297,068

OLYMPUS OPTICAL                                                                                  12,000                  249,060

Shin-Etsu Chemical                                                                                8,200                  280,798

Shiseido                                                                                         17,000                  165,698

Toyota Motor                                                                                     15,300                  397,419

                                                                                                                       4,291,588

LUXEMBOURG--.7%

Arcelor                                                                                          17,200                  200,447

MEXICO--.7%

Grupo Televisa, ADR                                                                               6,100                  210,450

NETHERLANDS--5.3%

ING Groep                                                                                        11,700                  203,450

Koninklijke (Royal) Philips Electronics                                                          25,600                  487,230

Royal Dutch Petroleum                                                                             7,250                  336,797

STMicroelectronics                                                                               15,835                  332,317

Vedior                                                                                           23,350                  211,737

                                                                                                                       1,571,531

RUSSIA--1.4%

YUKOS, ADR                                                                                        7,687                  428,781

                                                                                                              The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--.9%

MobileOne                                                                                       263,000                  200,182

Singapore Post                                                                                  208,000                   80,341

                                                                                                                         280,523

SOUTH KOREA--4.2%

KT&G, GDR                                                                                        55,300  (b)             456,225

Kookmin Bank, ADR                                                                                 5,850                  176,963

Samsung Electronics                                                                               1,315                  390,812

Shinsegae                                                                                         1,430                  223,269

                                                                                                                       1,247,269

SPAIN--3.9%

Abertis Infraestructuras                                                                         20,956                  293,111

Iberdrola                                                                                        13,000                  225,309

Repsol YPF                                                                                       17,100                  277,501

Telefonica                                                                                       30,893  (a)             358,959

                                                                                                                       1,154,880

SWEDEN--1.1%

Telefonaktiebolaget LM Ericsson, Cl. B                                                          306,260  (a)             329,106

SWITZERLAND--7.5%

Nestle                                                                                            2,435                  503,203

Novartis                                                                                         14,110                  559,184

Roche Holding                                                                                     4,960                  389,649

UBS                                                                                               7,750                  431,765

Zurich Financial Services                                                                         2,960                  353,449

                                                                                                                       2,237,250

TAIWAN--.6%

Asustek Computer, GDR                                                                            69,000                  172,500

THAILAND--3.1%

Kasikornbank                                                                                    254,700  (a)             237,514

National Finance                                                                                469,800                  168,543

Siam Cement                                                                                     132,600                  529,266

                                                                                                                         935,323

UNITED KINGDOM--19.9%

AstraZeneca                                                                                      11,090                  446,028

Barclays                                                                                         41,700                  310,580

British Sky Broadcasting Group                                                                   18,300  (a)             203,386

GUS                                                                                              29,950                  336,582

GlaxoSmithKline                                                                                  40,360                  816,962

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

HBOS                                                                                             21,450                  278,512

HSBC Holdings                                                                                    65,210                  772,772

Kingfisher                                                                                       62,350                  286,109

mmO2                                                                                            207,000  (a)             194,429

Reckitt Benckiser                                                                                11,045                  203,280

Royal Bank of Scotland Group                                                                     20,540                  577,928

Shell Transport & Trading                                                                        98,400                  651,447

Vodafone Group                                                                                  418,175                  820,164

                                                                                                                       5,898,179

UNITED STATES--2.0%

Comverse Technology                                                                              40,400  (a)             607,212

TOTAL COMMON STOCKS

   (cost $25,817,782)                                                                                                 29,497,994
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.7%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Fresenius Medical Care, ADR                                                                           1                       12

Henkel                                                                                            3,240                  198,847

TOTAL PREFERRED STOCKS

   (cost $185,808)                                                                                                       198,859
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $26,003,590)                                                              100.0%              29,696,853

CASH AND RECEIVABLES (NET)                                                                           .0%                  11,761

NET ASSETS                                                                                        100.0%              29,708,614


(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THIS SECURITY
AMOUNTED TO $456,225 OR 1.5% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio 9


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  26,003,590  29,696,853

Cash denominated in foreign currencies                          430         427

Receivable for investment securities sold                               286,510

Dividends receivable                                                     82,928

Receivable for shares of Beneficial Interest subscribed                  41,877

Net unrealized appreciation on forward
  currency exchange contracts--Note 4                                    15,729

Prepaid expenses                                                            134

                                                                     30,124,458
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            19,360

Cash overdraft due to Custodian                                         294,468

Payable for shares of Beneficial Interest redeemed                       53,508

Accrued expenses                                                         48,508

                                                                        415,844
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,708,614
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      53,733,249

Accumulated undistributed investment income--net                          3,105

Accumulated net realized gain (loss) on investments                 (27,742,123)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                    3,714,383
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       29,708,614

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       27,257,449       2,451,165

Shares Outstanding                                    2,772,173         249,884
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              9.83            9.81

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

CASH DIVIDENDS (net of $51,476 foreign taxes withheld at source)       441,346

EXPENSES:

Investment advisory fee--Note 3(a)                                     104,920

Custodian fees                                                          29,766

Prospectus and shareholders' reports                                    19,583

Auditing fees                                                           13,019

Trustees' fees and expenses--Note 3(c)                                   2,761

Distribution fees--Note 3(b)                                             2,658

Shareholder servicing costs--Note 3(b)                                   1,004

Loan commitment fees--Note 2                                               120

Miscellaneous                                                            2,615

TOTAL EXPENSES                                                         176,446

INVESTMENT INCOME--NET                                                 264,900
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments

  and foreign currency transactions                                 (2,381,480)

Net realized gain (loss) on forward currency exchange contracts        663,773

NET REALIZED GAIN (LOSS)                                            (1,717,707)

Net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   5,116,879

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,399,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,664,072

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2003            Year Ended

                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            264,900               341,745

Net realized gain (loss) on investments        (1,717,707)           (3,665,694)

Net unrealized appreciation
   (depreciation) on investments                5,116,879            (2,702,762)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    3,664,072            (6,026,711)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (310,725)             (945,989)

Service shares                                    (26,294)              (59,674)

TOTAL DIVIDENDS                                  (337,019)           (1,005,663)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    411,190             3,293,604

Service shares                                    591,791             6,548,333

Dividends reinvested:

Initial shares                                    310,725               945,989

Service shares                                     26,294                59,674

Cost of shares redeemed:

Initial shares                                 (3,637,252)          (10,401,400)

Service shares                                   (455,035)           (5,884,615)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (2,752,287)           (5,438,415)

TOTAL INCREASE (DECREASE) IN NET ASSETS           574,766           (12,470,789)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            29,133,848            41,604,637

END OF PERIOD                                  29,708,614            29,133,848

Undistributed investment income--net                3,105                75,224

12

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        45,682               319,869

Shares issued for dividends reinvested             37,893               104,209

Shares redeemed                                  (409,855)           (1,038,517)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (326,280)             (614,439)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        67,358               627,215

Shares issued for dividends reinvested              3,211                 6,662

Shares redeemed                                   (51,467)             (556,049)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,102                77,828

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                          Six Months Ended
                                             June 30, 2003                                   Year Ended December 31,
                                                                --------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001           2000           1999        1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                8.75            10.76         15.34          22.34          14.50       14.02

Investment Operations:

Investment income--net                                 .08(a)           .10(a)        .03(a)         .07(a)         .06(a)      .15

Net realized and unrealized
   gain (loss) on investments                         1.11            (1.81)        (4.50)         (3.45)          8.58         .48

Total from Investment Operations                      1.19            (1.71)        (4.47)         (3.38)          8.64         .63

Distributions:

Dividends from investment
   income--net                                        (.11)            (.30)         (.11)          (.05)          (.06)       (.15)

Dividends from net realized
   gain on investments                                  --               --            --          (2.66)          (.74)         --

Dividends in excess of net
   realized gain on investments                         --               --            --           (.91)            --          --

Total Distributions                                   (.11)            (.30)         (.11)         (3.62)          (.80)       (.15)

Net asset value, end of period                        9.83             8.75         10.76          15.34          22.34       14.50
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     13.80(b)        (15.94)       (29.18)        (16.40)         59.76        4.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .61(b)          1.14          1.08            .99           1.02         .99

Ratio of net investment income

   to average net assets                               .95(b)           .96           .25            .33            .38        1.04

Portfolio Turnover Rate                              51.52(b)        116.65        238.88         192.42         261.64      204.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      27,257           27,117        39,961         65,854         69,208      45,811

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14


                                                                Six Months Ended
                                                                   June 30, 2003                      Year Ended December 31,
                                                                                           -----------------------------------------
SERVICE SHARES                                                        (Unaudited)              2002           2001           2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                        8.74              10.75          15.34           15.34

Investment Operations:

Investment income (loss)--net                                                .08(b)             .07(b)        (.03)(b)          --

Net realized and unrealized
   gain (loss) on investments                                               1.10              (1.80)         (4.47)             --

Total from Investment Operations                                            1.18              (1.73)         (4.50)             --

Distributions:

Dividends from investment income--net                                       (.11)              (.28)          (.09)             --

Net asset value, end of period                                              9.81               8.74          10.75           15.34
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           13.70(c)          (16.20)        (29.35)             --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .74(c)            1.41           1.47              --

Ratio of net investment income
   (loss) to average net assets                                              .85(c)             .74           (.27)             --

Portfolio Turnover Rate                                                    51.52(c)          116.65         238.88          192.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      2,451              2,017          1,644               1


(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

NOTES TO FINANCIAL STATEMENT (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") serves as the portfolio's sub-investment adviser. Newton is also a wholly-owned subsidiary of Mellon, and an affiliate of Dreyfus.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series' are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

16

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

                                                        The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $25,137,669 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $21,204,341 of the carryover expires in fiscal 2009 and $3,933,328 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $1,005,663. The tax character of current year distributions, will be determined at the end of the current fiscal year.

18

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          $100 million to $1 billion . . . . . . . . . . . .      .30 of 1%

          $1 billion to $1.5 billion . . . . . . . . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their
variable    insurance

                                                                The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $2,658 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $100 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4-- Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2003, amounted to $14,346,557 and $16,222,761, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and

20

the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2003:



                                                       Foreign                                                          Unrealized
Forward Currency                                      Currency                                                        Appreciation
  Exchange Contracts                                   Amounts            Cost ($)            Value ($)          (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

British Pounds,
    expiring 11/14/2003                                830,972           1,356,000           1,363,126                       7,126

Euro Dollars,
    expiring 8/15/2003                                 227,358             241,000             260,962                      19,962

Euro Dollars,
    expiring 11/14/2003                              1,442,376           1,649,645           1,651,376                       1,731

Euro Dollars,
    expiring 12/15/2003                              2,033,873           2,375,564           2,326,547                     (49,017)

SALES:                                                                 PROCEEDS ($)

Japanese Yen,
    expiring 12/15/2003                            278,604,000           2,375,564           2,339,637                      35,927

TOTAL                                                                                                                       15,729

At June 30, 2003, accumulated net unrealized appreciation on investments was $3,693,263, consisting of $4,167,486 gross unrealized appreciation and $474,223 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio

                                                           For More Information

                        Dreyfus Variable Investment Fund, International Equity Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Captial Management Limited
                        71 Queen Victoria Street
                        London, EC4V 4DR
                        England

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  109SA0603







      Dreyfus Variable
      Investment Fund,
      International Value
      Portfolio



      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                Dreyfus Variable Investment Fund, International Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, International Value Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, D. Kirk Henry.

The first half of 2003 was a time of long-awaited recovery for international stocks. Despite continued volatility and lackluster economic conditions leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the global economy. Apparently, they liked what they saw. Despite current economic weakness, investors in many parts of the world appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for international stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their international equity exposure during the bear market. In contrast, investors who avoided international stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Senior Portfolio Manager

How did Dreyfus Variable Investment Fund, International Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 7.37% for its Initial shares and 7.35% for its Service shares.(1) This compares with a 9.47% return for the portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

International stocks rallied during the reporting period as investors looked forward to improved economic conditions, and the war with Iraq came to an end. The portfolio's returns underperformed that of its benchmark, primarily because of its limited exposure to certain telecommunications stocks and its relatively heavy emphasis on investments in Asia, where stocks suffered due to the SARS outbreak.

What is the portfolio's investment approach?

The portfolio invests in an internationally diversified portfolio of value stocks; that is, stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception; that is, a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The portfolio purchases the security at the depressed price, seeking to profit when
perceptions   change  and  the  stock  price  rises  to  its  perceived  value.

When putting the value  approach to work,  the  portfolio  employs the following process: we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

determine which securities we will buy for the portfolio. We can invest more or less in any given country or sector depending on the number of value opportunities that we see in a particular area.

What other factors influenced the portfolio's performance?

Several factors affected the portfolio's performance during the reporting period. On the positive side, improving sentiment among U.S. businesses and consumers helped fuel a rally across most of the world's equity markets, particularly after the war in Iraq came to an end. In addition, changes in currency exchange rates resulted in a modest increase in the portfolio's returns in U.S. dollar terms. On the negative side, volatility in the global stock markets remained high as a result of sudden shifts in investor sentiment as economic news developed. For example, Germany spent much of the reporting period on the brink of a recession, and both Germany and France risked violating the European Monetary Union's mandate on budget deficits.

In this challenging investment environment, the portfolio enjoyed solid returns from its oil- and electric-company investments both in Latin America and among companies with interests in the region. Economic conditions in many Latin American markets have improved steadily amid rising export activity and stronger local consumption trends. The portfolio also benefited from investments in France, primarily by investing in airlines and banks and by avoiding semiconductor stocks; and in Germany, where we focused on banks, utility stocks and the country's postal service, which is expanding into the air-freight business.

On the other hand, the portfolio's relative performance suffered because of its lack of exposure to three key telecommunications stocks: Vodaphone, Deutsche
Telecom and Siemens, all of which staged a sharp rebound during the reporting period. We refrained from investing in these stocks because they did not meet our valuation criteria. In addition, the portfolio's performance was negatively affected by its relatively heavy emphasis on stocks in Asian markets, where the SARS outbreak hindered returns.


What is the portfolio's current strategy?

As of the end of the reporting period, we are finding what we believe are attractive investment opportunities in Asia. These include stocks that have fallen sharply as a result of the SARS outbreak as well as companies that, in our view, have benefited from ongoing corporate restructuring efforts. We also have been adding selectively to the fund's holdings of relatively economically sensitive companies, that we believe are well-positioned to rebound as a stronger economy leads to higher levels of global production. On the other hand, we have trimmed the portfolio's exposure to U.K. retailers, locking in gains after their stocks appreciated.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

() INTERNATIONAL INVESTING INVOLVES SPECIAL RISKS, INCLUDING CHANGES IN CURRENCY EXCHANGE RATES, POLITICAL, ECONOMIC OR SOCIAL INSTABILITY, A LACK OF COMPREHENSIVE COMPANY INFORMATION, DIFFERING AUDITING AND LEGAL STANDARDS, AND LESS MARKET LIQUIDITY. THESE RISKS ARE GENERALLY GREATER WITH EMERGING MARKET COUNTRIES THAN WITH MORE ECONOMICALLY AND POLITICALLY ESTABLISHED COUNTRIES.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                        The Portfolio

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--101.3%                                                                            Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--1.9%

Australia and New Zealand Banking Group                                                          16,819                  210,400

Santos                                                                                          120,300                  477,208

                                                                                                                         687,608

BELGIUM--2.8%

Dexia                                                                                            39,750                  503,193

Dexia (Strip)                                                                                    16,650  (a)                 191

Fortis                                                                                           29,770                  514,016

                                                                                                                       1,017,400

BRAZIL--.9%

Petroleo Brasileiro, ADR                                                                          8,870                  175,056

Telecomunicacoes Brasileiras, ADR                                                                 5,630                  155,006

                                                                                                                         330,062

FINLAND--2.2%

Nokia, ADR                                                                                       19,130                  314,466

Sampo, Cl. A                                                                                     35,550                  261,136

UPM-Kymmene                                                                                      16,500                  239,632

                                                                                                                         815,234

FRANCE--8.4%

Air France                                                                                        8,240                  106,748

Assurances Generales de France                                                                    8,000                  329,845

Aventis                                                                                           9,250                  509,680

BNP Paribas                                                                                       5,770                  293,842

Compagnie Generale des
   Etablissements Michelin, Cl. B                                                                 7,981                  311,848

Pechiney                                                                                         10,600                  381,227

Schneider Electric                                                                                4,930                  231,940

Thomson                                                                                          20,600                  318,141

Total                                                                                             3,330                  504,067

Total, ADR                                                                                        1,298                   98,388

                                                                                                                       3,085,726

GERMANY--6.1%

Deutsche Bank                                                                                     3,900                  252,334

Deutsche Lufthansa                                                                               18,948                  221,466

Deutsche Post                                                                                    25,660                  374,881

E.ON                                                                                             11,199                  575,032

KarstadtQuelle                                                                                   18,700                  395,454

Volkswagen                                                                                        9,880                  415,872


6                                                                                                                       2,235,039


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GREECE--.9%

Hellenic Telecommunications Organization                                                         29,395                  347,527

HONG KONG--3.2%

Bank of East Asia                                                                               114,510                  226,194

China Mobile (Hong Kong)                                                                        100,500                  237,119

MTR                                                                                             186,442                  214,080

Sun Hung Kai Properties                                                                          48,000                  242,620

Swire Pacific, Cl. A                                                                             56,500                  247,432

                                                                                                                       1,167,445

IRELAND--1.3%

Bank of Ireland                                                                                  39,316                  476,657

ITALY--3.3%

Banca Popolare di Bergamo-Credito Varesino                                                       14,230                  326,817

Eni                                                                                              19,295                  292,473

Finmeccanica                                                                                    632,040                  406,092

Sanpaolo IMI                                                                                     22,376                  208,539

                                                                                                                       1,233,921

JAPAN--24.0%

AIFUL                                                                                             6,950                  297,320

CANON                                                                                             8,000                  368,162

Credit Saison                                                                                    32,400                  533,199

DENTSU                                                                                               66                  206,044

Eisai                                                                                            19,700                  406,517

FUJI MACHINE MANUFACTURING                                                                       10,600                  123,060

Fuji Heavy Industries                                                                            45,500                  205,926

Fuji Photo Film                                                                                   3,000                   87,099

HONDA MOTOR                                                                                      11,300                  429,516

KONAMI                                                                                           14,800                  265,803

Kao                                                                                              22,000                  410,674

LAWSON                                                                                            7,500                  206,900

MABUCHI MOTOR                                                                                     4,700                  360,429

MINEBEA                                                                                          78,000                  310,244

MURATA MANUFACTURING                                                                              7,400                  291,948

Matsumotokiyoshi                                                                                  6,900                  293,178

Matsushita Electric Industrial                                                                   23,600                  234,430

NIPPON TELEGRAPH AND TELEPHONE                                                                       56                  220,610

Nippon Express                                                                                  112,000                  436,121

RINNAI                                                                                           17,900                  377,566

                                                                                                         The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

SFCG                                                                                              3,050                  283,053

SKYLARK                                                                                          23,300                  277,215

Sekisui House                                                                                    32,400                  246,830

77 Bank                                                                                          47,000                  214,073

Shin-Etsu Chemical                                                                                9,200                  315,060

Sumitomo Bakelite                                                                                49,000                  204,990

TDK                                                                                               3,500                  173,380

Takeda Chemical Industries                                                                       11,200                  414,655

Toyota Motor                                                                                      9,200                  239,069

Yamaha Motor                                                                                     46,000                  389,192

                                                                                                                       8,822,263

LUXEMBOURG--.8%

Arcelor                                                                                          26,270                  306,082

MEXICO--.7%

Telefonos de Mexico, ADR                                                                          7,756                  243,869

NETHERLANDS--5.7%

ABN AMRO                                                                                         20,925                  400,598

Akzo Nobel                                                                                       17,350                  460,875

Buhrmann                                                                                         22,032  (a)             152,288

Hunter Douglas                                                                                    7,617                  253,899

Koninklijke (Royal) Philips Electronics                                                           2,600                   49,484

Koninklijke (Royal) Philips Electronics, ADR                                                     14,880                  284,611

Vedior                                                                                           20,619                  186,624

Wolters Kluwer                                                                                   26,689                  322,524

                                                                                                                       2,110,903

NEW ZEALAND--.8%

Telecom Corporation of New Zealand                                                               98,681                  303,679

NORWAY--1.6%

Norsk Hydro                                                                                       6,400                  314,515

Statoil                                                                                          31,330                  266,618

                                                                                                                         581,133

PORTUGAL--1.6%

EDP                                                                                             152,400                  326,004

Portugal Telecom                                                                                 38,085                  273,132

                                                                                                                         599,136

8

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.4%

Creative Technology                                                                              19,960                  159,861

DBS Group                                                                                        90,000                  527,445

MobileOne                                                                                       243,600                  185,431

                                                                                                                         872,737

SOUTH KOREA--1.2%

Korea Electric Power, ADR                                                                        24,680                  219,972

POSCO, ADR                                                                                        7,980                  208,986

                                                                                                                         428,958

SPAIN--2.5%

Endesa                                                                                           34,460                  577,576

Repsol YPF, ADR                                                                                  22,740                  367,813

                                                                                                                         945,389

SWEDEN--1.6%

Autoliv                                                                                           6,000                  161,668

Investor, Cl. B                                                                                  37,390                  273,342

Nordea                                                                                           33,200                  160,271

                                                                                                                         595,281

SWITZERLAND--7.0%

Barry Callebaut                                                                                     652                   90,147

Clariant                                                                                         31,340  (a)             287,582

Nestle                                                                                            2,645                  546,858

Novartis                                                                                         16,800                  666,113

Roche                                                                                             5,600                  440,077

UBS                                                                                               9,720                  541,647

                                                                                                                       2,572,424

TAIWAN--.7%

United Microelectronics, ADR                                                                     70,850  (a)             266,348

UNITED KINGDOM--19.7%

Allied Domecq                                                                                   122,750                  679,832

BAE SYSTEMS                                                                                     145,389                  343,179

BOC Group                                                                                        40,599                  523,436

BT Group                                                                                         60,100                  202,758

Barclays                                                                                         84,969                  633,981

Bunzl                                                                                            58,554                  412,479

Cadbury Schweppes                                                                                87,416                  517,962

                                                                                                           The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Centrica                                                                                        122,400                  356,722

GKN                                                                                             144,650                  534,327

GlaxoSmithKline                                                                                  30,943                  627,101

Marks & Spencer Group                                                                             7,700                   40,267

Old Mutual                                                                                      125,550                  182,036

Rexam                                                                                            17,400                  109,993

Rio Tinto                                                                                        23,639                  447,821

Sainsbury (J)                                                                                   133,001                  560,595

Scottish and Southern Energy                                                                     36,320                  375,809

Shell Transport & Trading                                                                       104,255                  691,614

                                                                                                                       7,239,912

TOTAL COMMON STOCKS

   (cost $37,524,163)                                                                                                 37,284,733

                                                                                              Principal
SHORT-TERM INVESTMENTS--8.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

  .74%, 8/7/2003

   (cost $2,999,717)                                                                          3,002,000                2,999,628

TOTAL INVESTMENTS (cost $40,523,880)                                                             109.5%               40,284,361

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (9.5%)              (3,479,384)

NET ASSETS                                                                                       100.0%               36,804,977

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  0,523,880  40,284,361

Cash denominated in foreign currencies                     734,657     726,775

Receivable for investment securities sold                              419,725

Dividends receivable                                                   129,415

Receivable for shares of Beneficial Interest subscribed                 25,590

Prepaid expenses                                                         1,217

                                                                    41,587,083

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           32,075

Cash overdraft due to Custodian                                        858,221

Payable for investment securities purchased                          2,969,936

Payable for shares of Beneficial Interest redeemed                     866,807

Net unrealized depreciation on forward
        currency exchange contracts--Note 4                                162

Accrued expenses                                                        54,905

                                                                     4,782,106

NET ASSETS ($)                                                      36,804,977

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     42,222,151

Accumulated undistributed investment income--net                       436,057

Accumulated net realized gain (loss) on investments                (5,610,950)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                   (242,281)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      36,804,977

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       31,912,073     4,892,904

Shares Outstanding                                    2,968,701       454,257

NET ASSET VALUE PER SHARE ($)                             10.75         10.77

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $86,325 foreign taxes withheld at source)       659,742

Interest                                                                   188

TOTAL INCOME                                                           659,930

EXPENSES:

Investment advisory fee--Note 3(a)                                     159,858

Custodian fees                                                          27,018

Auditing fees                                                           20,457

Prospectus and shareholders' reports                                    13,627

Distribution fees--Note 3(b)                                             5,490

Shareholder servicing costs--Note 3(b)                                   2,946

Trustees' fees and expenses--Note 3(c)                                   1,951

Legal fees                                                                 526

Loan commitment fees--Note 2                                               236

Miscellaneous                                                            3,330

TOTAL EXPENSES                                                         235,439

Less--waiver of fees due to undertaking--Note 3(a)                    (11,637)

NET EXPENSES                                                           223,802

INVESTMENT INCOME--NET                                                 436,128

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,631,825)

Net realized gain (loss) on forward currency exchange contracts          5,731

NET REALIZED GAIN (LOSS)                                            (1,626,094)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                      4,201,564

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,575,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,011,598

SEE NOTES TO FINANCIAL STATEMENTS.

12


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            436,128              335,828

Net realized gain (loss) on investments        (1,626,094)          (2,228,122)

Net unrealized appreciation
   (depreciation) on investments                4,201,564           (2,454,039)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    3,011,598           (4,346,333)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (73,572)            (285,845)

Service shares                                   (11,074)             (40,778)

TOTAL DIVIDENDS                                  (84,646)            (326,623)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 30,735,211          45,164,883

Service shares                                    567,926           3,701,530

Dividends reinvested:

Initial shares                                     73,572             285,845

Service shares                                     11,074              40,778

Cost of shares redeemed:

Initial shares                               (29,049,190)         (35,454,200)

Service shares                                  (450,750)            (826,483)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            1,887,843           12,912,353

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,814,795            8,239,397

NET ASSETS ($):

Beginning of Period                            31,990,182           23,750,785

END OF PERIOD                                  36,804,977           31,990,182

Undistributed investment income--net              436,057               84,575

                                                               The Portfolio  13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,112,460           3,969,633

Shares issued for dividends reinvested              8,067              28,146

Shares redeemed                               (2,895,146)          (3,122,571)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     225,381              875,208

SERVICE SHARES

Shares sold                                        58,566              323,257

Shares issued for dividends reinvested              1,211                4,038

Shares redeemed                                   (46,941)             (71,377)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,836              255,918

SEE NOTES TO FINANCIAL STATEMENTS.

14


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2003                              Year Ended December 31,
                                                                --------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2002         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.04         11.56        13.52         15.67          13.45         13.45

Investment Operations:

Investment income--net                                 .13(a)        .12(a)       .12(a)        .11(a)         .13(a)        .14

Net realized and unrealized
   gain (loss) on investments                          .61          (1.53)       (1.90)        (.74)          3.52          1.01

Total from Investment Operations                       .74          (1.41)       (1.78)        (.63)          3.65          1.15

Distributions:

Dividends from investment
   income--net                                        (.03)          (.11)        (.11)        (.06)          (.13)         (.12)

Dividends from net realized
   gain on investments                                  --             --          --         (1.40)         (1.30)        (1.03)

Dividends in excess of net
   realized gain on investments                         --             --         (.07)        (.06)            --            --

Total Distributions                                   (.03)         (.11)         (.18)        (1.52)        (1.43)        (1.15)

Net asset value, end of period                       10.75         10.04         11.56         13.52         15.67         13.45

TOTAL RETURN (%)                                      7.37(b)     (12.23)       (13.22)        (3.69)        27.82          8.74

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .69(b)       1.40          1.40          1.39          1.35          1.29

Ratio of net investment income

   to average net assets                              1.35(b)       1.10           .97           .78           .90           .94

Decrease reflected in above
   expense ratios due
   to undertakings by
   The Dreyfus Corporation                             .02(b)        .07           .20           --             --            --

Portfolio Turnover Rate                              29.20(b)      47.18         49.34         37.33          41.90         42.14

Net Assets, end of period
   ($ x 1,000)                                      31,912        27,549        21,602        25,765         27,386        20,680

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Portfolio  15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                Six Months Ended
                                                                   June 30, 2003                       Year Ended December 31,
                                                                                              --------------------------------------
SERVICE SHARES                                                        (Unaudited)              2002           2001        2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                       10.06              11.58          13.52           13.52

Investment Operations:

Investment income--net                                                       .13(b)             .12(b)         .05(b)          --

Net realized and unrealized
   gain (loss) on investments                                                .61              (1.54)          (1.81)           --

Total from Investment Operations                                             .74              (1.42)          (1.76)           --

Distributions:

Dividends from investment income--net                                       (.03)              (.10)           (.11)           --

Dividends in excess of net
   realized gain on investments                                               --                 --            (.07)           --

Total Distributions                                                         (.03)              (.10)           (.18)           --

Net asset value, end of period                                             10.77              10.06           11.58          13.52

TOTAL RETURN (%)                                                            7.35(c)          (12.25)         (13.07)            --

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                      .69(c)            1.40            1.40             --

Ratio of net investment income

   to average net assets                                                    1.34(c)            1.07             .44             --

Decrease reflected in above expense
   ratios due to undertakings
    by The Dreyfus Corporation                                               .14(c)             .26             .59             --

Portfolio Turnover Rate                                                    29.20(c)           47.18           49.34          37.33

Net Assets, end of period ($ x 1,000)                                      4,893              4,441           2,148              1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

16


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the International Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003,
                                                                The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

18

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $3,011,029 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $982,883 of the carryover expires in fiscal 2009 and $2,028,146 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $326,623. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

                                                                The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.40% of the value of the average daily net assets of their class. During the period ended June 30, 2003, the Manager waived receipt of fees of $11,637, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $5,490 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $129 pursuant to the transfer agency agreement.

20

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 2003, amounted to $12,354,769 and $9,128,970, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.
                                                                The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at June 30, 2003:


                                                     Foreign                                                           Unrealized
Forward Currency                                    Currency                                                         Appreciation
    Exchange Contracts                               Amounts             Proceeds ($)          Value ($)        (Depreciation) ($)
------------------------------------------------------------------------------------------------------------------------------------

SALES:

Hong Kong Dollar,
    expiring 7/2/2003                                850,846              109,104             109,105                          (1)

Japanese Yen,
    expiring 7/2/2003                             10,981,441               91,398              91,719                        (321)

Singapore Dollar,
    expiring 7/1/2003                                 63,975               36,499              36,339                         160

TOTAL                                                                                                                        (162)


At June 30, 2003, accumulated net unrealized depreciation on investments was $239,519, consisting of $3,057,278 gross unrealized appreciation and $3,296,797 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

22



NOTES




                 For More Information

                        Dreyfus Variable Investment Fund,
                        International Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:



BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing




(c) 2003 Dreyfus Service Corporation                                  152SA0603




      Dreyfus Variable
      Investment Fund,
      Limited Term
      High Yield Portfolio

      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL
      COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            19   Statement of Assets and Liabilities

                            20   Statement of Operations

                            21   Statement of Changes in Net Assets

                            23   Financial Highlights

                           25    Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                              Limited Term High Yield Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and director of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today' s low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2

DISCUSSION OF PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's Initial shares achieved a total return of 20.40% , and its Service shares achieved a total return of 20.61% . The portfolio generated aggregate income dividends of $0.33 for each of its Initial shares and Service shares.(1) The Merrill Lynch High Yield Master II Index, the portfolio's benchmark, achieved a total return of
17.88%    for    the    same    period.(2)

The high-yield bond market rallied strongly during the reporting period as investors apparently became more comfortable with issuers' management practices and the outlook for the U.S. economy. The portfolio's returns were higher than its benchmark, primarily because of our emphasis on asset-rich companies and "fallen angels" that had been hit hard during 2002's market downturn.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return consisting of capital appreciation and current income by investing in high-yield fixed-income securities. The average effective maturity of the portfolio is limited to 5.5 years.

We normally invest most of the portfolio's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in the early stages of development or may have highly leveraged balance sheets. To compensate buyers for taking greater risks, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of each of the companies whose bonds we buy, then project each issuer's ability to repay its debt.

                                                        The Portfolio  3


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The high-yield bond market enjoyed a substantial rally during the first half of 2003, which was driven by a number of factors. After the high-profile corporate governance scandals of 2002 and resulting credit-rating downgrades, many high-yield debt issuers took steps to restore investor confidence, including strengthening their accounting and financial disclosure practices. In addition, when the war in Iraq began to wind down in April 2003, investors began to look forward to greater economic growth, which promised to help improve business conditions overall. Expectations for a stronger economy were fueled by the Bush Administration' s stimulative fiscal policies, which included further tax cuts, and the Federal Reserve Board' s accommodative monetary policy, including a
reduction    of    short-term    interest    rates    in    late    June.

Furthermore, after a prolonged period of substandard performance, many high-yield bonds began the reporting period at low valuations compared to historical norms. At the time, yield differences between lower-rated corporate bonds and U.S. Treasury securities were at unusually high levels. The combination of stronger finances, expectations of better business conditions and low valuations resulted in renewed interest in high-yield bonds among investors seeking high levels of current income in a low interest-rate environment.

Despite the improving investment climate, we adopted a relatively conservative approach, emphasizing bonds issued by companies that we considered asset rich, such as wireless telephone provider Nextel Communications, cellular infrastructure company American Tower, energy producer Williams Cos., cable television provider Cablevision and the diversified conglomerate Tyco International. In our view, companies such as these represented higher "quality" choices because their bond prices were more likely to be supported by tangible assets with measurable resale values. In addition, we focused a portion of the portfolio on "fallen angels," which are companies we considered fundamentally sound but whose bonds had been hit hard during 2002's downturn. Holdings in a variety of industries -- such as telecommunications companies and electric utilities -- rebounded strongly from relatively low price levels during the reporting period, contributing positively to the portfolio's total return.

4

What is the portfolio's current strategy?

As of the end of the reporting period, yield differences between high-yield bonds and U.S. Treasury securities have moved closer to historical norms, and we believe that the bulk of the market rally is probably behind us. Accordingly, we recently took profits in some of the portfolio's "fallen angels," and we have intensified our focus on relatively high-quality debt issuers, including some in the gaming, broadcasting and forest products industries. At the same time, we are maintaining our emphasis on asset-rich companies that, in our view, can demonstrate tangible value even if the economy continues to struggle. Finally, to manage risk more effectively, we have increased the number of companies in the portfolio to about 175, which we believe represents an ample level of diversification.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, LIMITED TERM HIGH YIELD PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF CERTAIN PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. UNLIKE THE FUND, IT IS NOT LIMITED BY ANY MAXIMUM AVERAGE MATURITY.

                                                        The Portfolio  5



June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

BONDS AND NOTES--92.9%                                                                           Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ADVERTISING--.3%

RH Donnelley Finance:

   Sr. Notes, 8.875%, 2010                                                                       48,000  (b)              53,280

   Sr. Sub. Notes, 10.875%, 2012                                                                 32,000  (b)              37,440

                                                                                                                          90,720

AEROSPACE & DEFENSE--.8%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8%, 2008                                                             175,000                  139,125

K&F Industries,

   Sr. Sub. Notes, Ser. B 9.625%, 2010                                                           45,000                   50,175

Vought Aircraft Industries,

   Sr. Notes, 8%, 2011                                                                           63,000  (b)              63,630

                                                                                                                         252,930

AGRICULTURAL--.2%

North Atlantic Trading,

   Sr. Notes, Ser. B, 11%, 2004                                                                  75,000                   71,625

AIRLINES--1.3%

Airplane Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                               2,963,100                  148,155

Continental Airlines,

   Notes, 8%, 2005                                                                              100,000                   90,000

Delta Air Lines,

   Notes, 7.7%, 2005                                                                            200,000                  176,000

                                                                                                                         414,155

AUTOMOTIVE, TRUCKS & PARTS--1.1%

Airxcel,

   Sr. Sub. Notes, Ser. B, 11%, 2007                                                             23,000                   19,435

Collins & Aikman Products,

   Sr. Notes, 10.75%, 2011                                                                       47,000                   41,595

General Motors,

   Notes, 7.125%, 2013                                                                          125,000                  124,509

Hawk,

   Sr. Notes, 12%, 2006                                                                         116,476                  117,058

UIS,

   Sr. Sub. Notes, 9.375%, 2013                                                                  48,000  (b)              50,040

                                                                                                                         352,637

BUILDING & CONSTRUCTION--1.8%

American Builders & Contract,

   Sr. Sub. Notes, Ser. B, 10.625%, 2007                                                        182,000                  189,735

Atrium Cos.,

   Sr. Sub. Notes, Ser. B, 10.5%, 2009                                                          110,000                  118,250

6

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BUILDING & CONSTRUCTION (CONTINUED)

Owens Corning,

   Notes, 7.7%, 2008                                                                            375,000  (d)             211,875

WCI Communities,

   Sr. Sub. Notes, 10.625%, 2011                                                                 67,000                   74,370

                                                                                                                         594,230

CHEMICALS--4.8%

Avecia,

   Gtd. Sr. Notes, 11%, 2009                                                                    480,000                  436,800

HMP Equity,

   Units, 0%, 2008                                                                               32,000  (b)              16,320

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 10.125%, 2009                                                                 48,000                   46,320

Lyondell Chemical:

   Gtd. Sr. Secured Notes, Ser. B, 9.875%, 2007                                                 181,000                  178,285

   Sr. Secured Notes, 11.125%, 2012                                                             236,000                  243,080

OM Group,

   Sr. Sub. Notes, 9.25%, 2011                                                                  165,000                  161,700

PolyOne,

   Sr. Notes, 10.625%, 2010                                                                      63,000  (b)              61,740

Resolution Performance Products,

   Sr. Sub. Notes, 13.5%, 2010                                                                  286,000                  287,430

Rhodia,

   Sr. Sub. Notes, 8.875%, 2011                                                                  94,000  (b)              97,760

                                                                                                                       1,529,435

COMMERCIAL SERVICES--1.2%

Brickman,

   Sr. Sub. Notes, 11.75%, 2009                                                                  62,000  (b)              69,595

Trico Marine Services,

   Notes, 8.875%, 2012                                                                           94,000                   81,310

United Rentals:

   Sr. Notes, 10.75%, 2008                                                                       16,000  (b)              17,560

   Sr. Notes, Ser. B, 10.75%, 2008                                                               55,000                   60,362

Williams Scotsman,

   Sr. Notes, 9.875%, 2007                                                                      150,000                  147,750

                                                                                                                         376,577

CONSUMER PRODUCTS--.2%

Moore North American Finance,

   Sr. Notes, 7.875%, 2011                                                                       40,000  (b)              41,900

Playtex Products,

   Sr. Sub. Notes, 9.375%, 2011                                                                  31,000                   31,155

                                                                                                                          73,055

                                                                                            The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICE--1.5%

Diamond,

   Notes, 10%, 2008                                                         GBP                  63,000  (a)              94,887

Finova,

   Notes, 7.5%, 2009                                                                            210,000                   92,400

HLI Operating,

   Sr. Notes, 10.5%, 2010                                                                        62,000  (b)              65,410

Trump Casino Holdings/Funding,

   First Mortgage, 11.625%, 2010                                                                 91,000  (b)              87,360

Williams Holdings of Delaware,

   Notes, 6.5%, 2008                                                                            140,000                  137,200

                                                                                                                         477,257

ELECTRIC UTILITIES--6.1%

Allegheny Energy Statutory Trust 2001:

   Secured Notes, 10.25%, 2007                                                                   11,169  (b)              11,001

   Secured Notes, 10.25%, 2007                                                                  165,830  (b)             171,634

Allegheny Energy Supply,

   Bonds, 8.25%, 2012                                                                           304,000  (b)             261,440

CMS Energy,

   Sr. Notes, 9.875%, 2007                                                                      319,000                  341,729

Calpine,

   Sr. Notes, 4%, 2006                                                                          156,000                  141,180

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   557,000                  437,245

Mirant,

   Sr. Notes, 7.4%, 2004                                                                        161,000  (b,k)           120,750

Mirant Americas Generation,

   Sr. Notes, 7.625%, 2006                                                                      354,000  (k)             274,350

Reliant Resources,

   Secured Notes, 9.25%, 2010                                                                   190,000  (b)             191,900

                                                                                                                       1,951,229

ENTERTAINMENT--2.3%

AMC Entertainment,

   Sr. Sub. Notes, 9.5%, 2009                                                                   147,000                  151,043

Argosy Gaming,

   Sr. Sub. Notes, 9%, 2011                                                                     110,000                  119,350

Bally Total Fitness:

   Sr. Notes, 10.5%, 2011                                                                        79,000  (b)              79,395

   Sr. Sub. Notes, Ser. D, 9.875%, 2007                                                          91,000                   83,492

8

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT (CONTINUED)

Cinemark USA,

   Sr. Sub. Notes, 9%, 2013                                                                      31,000  (b)              33,790

Kerzner International,

   Sr. Sub. Notes, 8.875%, 2011                                                                  32,000                   34,680

Old Evangeline Downs,

   Sr. Secured Notes, 13%, 2010                                                                  35,000  (b)              35,875

Regal Cinemas,

   Sr. Sub. Notes, Ser. B, 9.375%, 2012                                                          30,000                   33,225

Six Flags,

   Sr. Notes, 9.5%, 2009                                                                         60,000                   59,400

Town Sports International,

   Sr. Notes, 9.625%, 2011                                                                       90,000  (b)              94,500

                                                                                                                         724,750

ENVIRONMENTAL CONTROL--1.9%

Allied Waste:

   Gtd. Sr. Notes,
      Ser. B, 7.625%, 2006                                                                      370,000                  385,263

   Sr. Sub. Notes,
      Ser. B, 10%, 2009                                                                         150,000                  160,125

Synagro Technologies,

   Sr. Sub. Notes, 9.5%, 2009                                                                    61,000                   65,575

                                                                                                                         610,963

FOOD & BEVERAGES--1.4%

Del Monte,

   Sr. Sub Notes, 8.625%, 2012                                                                   62,000  (b)              66,030

Doane Pet Care,

   Sr. Notes, 10.75%, 2010                                                                       90,000                   98,550

Dole Foods:

   Deb., 8.75%, 2013                                                                             46,000                   49,565

   Sr. Notes, 8.875%, 2011                                                                       91,000  (b)              96,915

Land O'Lakes,

   Sr. Notes, 8.75%, 2011                                                                       140,000                  112,700

Swift & Co.,

   Sr. Notes, 10.125%, 2009                                                                      33,000  (b)              34,485

                                                                                                                         458,245

FOREIGN GOVERNMENTAL--.1%

Province of Quebec,

   Deb., 3.3%, 2013                                                         CAD                  40,000  (a,e)            30,810

                                                                                            The Portfolio  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GAMING & LODGING--2.7%

Coast Hotels & Casino,

   Sr. Sub. Notes, 9.5%, 2009                                                                    93,000                   99,975

Extended Stay America,

   Sr. Sub. Notes, 9.875%, 2011                                                                  50,000                   54,000

MGM Grand,

   Sr. Collateralized Notes, 6.95%, 2005                                                         18,000                   18,878

Mohegan Tribal Gaming Authority,

   Sr. Sub. Notes, 8.375%, 2011                                                                  63,000                   68,512

Park Place Entertainment:

   Sr. Notes, 7%, 2013                                                                           30,000  (b)              32,250

   Sr. Sub. Notes, 7.875%, 2005                                                                 152,000                  162,450

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  194,000                  185,270

Station Casinos,

   Sr. Sub. Notes, 9.875%, 2010                                                                  63,000                   69,615

Turning Stone Casino Entertainment,

   Sr. Notes, 9.125%, 2010                                                                       76,000  (b)              81,415

Wynn Las Vegas,

   Second Mortgage, 12%, 2010                                                                    99,000                  109,890

                                                                                                                         882,255

HEALTH CARE--1.3%

Extendicare Health Services:

   Sr. Notes, 9.5%, 2010                                                                         40,000                   42,200

   Sr. Sub. Notes, 9.35%, 2007                                                                   21,000                   20,108

Hanger Orthopedic,

   Notes, 10.375%, 2009                                                                          95,000                  105,450

Province Healthcare,

   Sr. Sub. Notes, 7.5%, 2013                                                                   140,000                  138,600

Tenet HealthCare:

   Notes, 7.375%, 2013                                                                           63,000                   61,110

   Sr. Notes, 5%, 2007                                                                           50,000                   47,000

                                                                                                                         414,468

MACHINERY--.8%

National Equipment Services:

   Sr. Sub. Notes, Ser. B, 10%, 2004                                                            156,000  (d)              31,980

   Sr. Sub. Notes, Ser. C, 10%, 2004                                                            546,000  (d)             111,930

10

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY (CONTINUED)

Terex,

   Sr. Sub. Notes, 8.875%, 2008                                                                 100,000                  104,500

                                                                                                                         248,410

MANUFACTURING--3.5%

Day International,

   Sr. Notes, Ser. B, 11.125%, 2005                                                             132,000                  133,980

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                 251,000                  259,785

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  237,000                  237,000

Jacuzzi Brands,

   Sr. Secured Notes, 9.625%, 2010                                                               32,000  (b)              32,000

Key Components/Finance,

   Sr. Notes, 10.5%, 2008                                                                        79,000                   80,580

Tekni-Plex,

   Sr. Sub. Notes, Ser. B, 12.75%, 2010                                                          33,000                   32,340

Tyco International:

   Gtd. Notes, 5.8%, 2006                                                                       105,000                  108,938

   Gtd. Notes, 6.375%, 2005                                                                     222,000                  232,545

                                                                                                                       1,117,168

MEDIA--6.6%

Adelphia Communications,

   Sr. Notes, 9.375%, 2009                                                                      255,000  (d)             164,475

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/9.92%, 2011                                                             92,000  (f)              60,950

   Sr. Discount Notes, 0/11.75%, 2011                                                           142,000  (f)              72,420

   Sr. Discount Notes, 0/12.125%, 2011                                                           92,000  (f)              42,895

   Sr. Discount Notes, 0/13.5%, 2011                                                            150,000  (f)              78,750

   Sr. Notes, 10.75%, 2009                                                                      432,000                  336,960

Coaxial Communications of Cental Ohio,

   Sr. Notes, 10%, 2006                                                                         213,000                  220,721

Gray Communications Systems,

   Sr. Sub. Notes, 9.25%, 2011                                                                   30,000                   33,300

Houghton Mifflin,

   Sr. Sub. Notes, 9.875%, 2013                                                                  30,000  (b)              32,700

                                                                                            The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA (CONTINUED)

Lodgenet Entertainment,

   Sr. Sub. Deb., 9.5%, 2013                                                                     78,000                   80,340

NTL,

   Deb., 11.2%, 2007                                                                            108,000                  105,975

Pegasus Communications,

   Sr. Sub. Notes, Ser. B, 12.5%, 2007                                                          800,000                  740,000

Spanish Broadcasting System,

   Sr. Sub. Notes, 9.625%, 2009                                                                 153,000                  163,328

                                                                                                                       2,132,814

MINING & METALS--1.6%

AK Steel:

   Sr. Notes, 7.75%, 2012                                                                        46,000                   38,410

   Sr. Notes, 7.875%, 2009                                                                       85,000                   72,675

Elgin National Industries,

   Sr. Notes, Ser. B, 11%, 2007                                                                  70,000                   30,450

Gerdau AmeriSteel,

   Sr. Notes, 10.375%, 2011                                                                     156,000  (b)             153,270

Haynes International,

   Sr. Notes, 11.625%, 2004                                                                     119,000                   55,335

U.S. Steel,

   Sr. Notes, 10.75%, 2008                                                                      154,000                  162,470

                                                                                                                         512,610

OIL & GAS--10.4%

Coastal,

   Sr. Deb., 6.5%, 2008                                                                         664,000                  597,600

EOTT Energy Partners/Finance,

   Gtd. Sr. Notes, 11%, 2009                                                                    717,000  (d)             684,735

Hanover Equipment Trust:

   Sr. Secured Notes, Ser. A, 8.5%, 2008                                                        257,000                  271,135

   Sr. Secured Notes, Ser. B, 8.75%, 2011                                                        11,000                   11,605

McMoRan Exploration,

   Sr. Notes, 6%, 2008                                                                          316,000  (b)             317,185

Nuevo Energy,

   Sr. Sub. Notes, Ser. B, 9.375%, 2010                                                         370,000                  400,525

Petrobras International Finance:

   Notes, 9.125%, 2013                                                                          316,000                  316,790

   Sr. Notes, 9.75%, 2011                                                                        16,000                   17,720

   Sr. Notes, 9.875%, 2008                                                                      366,000                  405,345

12

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL & GAS (CONTINUED)

Premcor Refining:

   Sr. Notes, 9.25%, 2010                                                                        60,000                   65,700

   Sr. Notes, 9.5%, 2013                                                                         86,000                   95,460

Wiser Oil,

   Sr. Sub Notes, 9.5%, 2007                                                                    170,000                  155,550

                                                                                                                       3,339,350

PACKAGING & CONTAINERS--1.9%

Graham Packaging,

   Sr. Sub. Notes, 8.75%, 2008                                                                  109,000  (b)             109,000

Owens-Brockway:

   Sr. Notes, 8.25%, 2013                                                                        30,000  (b)              31,500

   Sr. Secured Notes, 7.75%, 2011                                                                60,000  (b)              63,750

   Sr. Secured Notes, 8.875%, 2009                                                               50,000                   54,500

Pliant:

   Sr. Secured Notes, 11.125%, 2009                                                              31,000  (b)              33,093

   Sr. Sub. Notes, 13%, 2010                                                                     92,000                   86,940

Riverwood International,

   Sr. Sub. Notes, 10.875%, 2008                                                                 91,000                   93,730

Stone Containers:

   Sr. Notes, 8.375%, 2012                                                                       75,000                   80,812

   Sr. Notes, 9.75%, 2011                                                                        50,000                   55,000

                                                                                                                         608,325

PAPER & FOREST PRODUCTS--2.9%

Appleton Papers,

   Sr. Sub. Notes, Ser. B, 12.5%, 2008                                                           65,000                   73,125

Buckeye Technologies,

   Sr. Sub. Notes, 8.5%, 2005                                                                   187,000                  187,000

Fort James,

   Sr. Notes, 6.625%, 2004                                                                       65,000                   66,463

Georgia-Pacific:

   Sr. Notes, 7.375%, 2008                                                                      123,000  (b)             125,460

   Sr. Notes, 8.875%, 2010                                                                      426,000  (b)             464,340

                                                                                                                         916,388

PIPELINES--5.0%

ANR Pipeline,

   Sr. Notes, 8.875%, 2010                                                                      150,000  (b)             164,625

El Paso Production,

   Sr. Notes, 7.75%, 2013                                                                       280,000  (b)             280,700

                                                                                            The Portfolio  13

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PIPELINES (CONTINUED)

Leviathan Gas Pipeline Partners,

   Sr. Sub. Notes, 10.375%, 2009                                                                112,000                  120,120

Southern Natural Gas,

   Sr. Notes, 8.875%, 2010                                                                      123,000  (b)             134,685

Williams Cos,

   Notes, 6.5%, 2006                                                                            277,000                  271,460

   Notes, 6.625%, 2004                                                                           36,000                   36,180

   Notes, 9.25%, 2004                                                                           190,000                  195,700

   Putable Asset Term Securities,

      Ser. A, 6.75%, 2006                                                                       255,000                  252,450

   Sr. Notes, 8.625%, 2010                                                                      131,000                  137,550

                                                                                                                       1,593,470

RETAIL--1.2%

Buffets,

   Sr. Sub. Notes, 11.25%, 2010                                                                  31,000                   30,845

Dillards,

   Notes, 6.875%, 2005                                                                            6,000                    6,060

Hollywood Entertainment,

   Sr. Sub. Notes, 9.625%, 2011                                                                  64,000                   70,320

Jafra Cosmetics International,

   Sr. Sub. Notes, 10.75%, 2011                                                                  32,000  (b)              33,600

JC Penney,

   Sr. Notes, 8%, 2010                                                                           92,000                   96,830

Remington Arms,

   Sr. Notes, 10.5%, 2011                                                                        23,000  (b)              24,150

Rite Aid:

   Sr. Secured Notes, 8.125%, 2010                                                               60,000  (b)              62,400

   Sr. Secured Notes, 12.5%, 2006                                                                64,000                   72,000

                                                                                                                         396,205

STRUCTURED INDEX--12.5%

JP Morgan HYDI-100:

   Linked Ctf. of Deposit, 6.4%, 2008                                                         3,436,000  (b,g)         3,487,540

   Linked Ctf. of Deposit, 8%, 2008                                                             500,000  (b,g)           517,500

                                                                                                                       4,005,040

TECHNOLOGY--.6%

AMI Semiconductor,

   Sr. Sub. Notes, 10.75%, 2013                                                                 125,000  (b)             141,875

Fairchild Semiconductor International,

   Sr. Sub. Notes, 10.375%, 2007                                                                 61,000                   64,470

                                                                                                                         206,345

14

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--9.7%

Alamosa:

   Sr. Discount Notes, 0/12.875%, 2010                                                           20,000  (f)              11,700

Alamosa Delaware,

   Sr. Notes, 13.625%, 2011                                                                      50,000                   42,250

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      323,000                  326,230

American Tower Escrow,

   Units, 0%, 2008                                                                               30,000                   19,500

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                      150,000                  156,750

Fairpoint Communications,

   Sr. Notes, 11.875%, 2010                                                                      30,000  (b)              34,950

Horizon PCS,

   Sr. Notes, 13.75%, 2011                                                                      150,000                   29,250

Insight Midwest/Insight Capital,

   Sr. Notes, 9.75%, 2009                                                                        62,000  (b)              65,875

Level 3 Communications,

   Sr. Discount Notes, 0/10.5%, 2008                                                             86,000  (f)              74,605

MJD Communications,

   Floating Rate Notes, Ser. B, 5.488%, 2008                                                    500,000  (c)             407,500

Metromedia Fiber Network:

   Sr. Notes, 10%, 2009                                                                         150,000  (d)               9,563

   Sr. Notes, 14%, 2007                                                                         235,000  (d)             105,750

   Sr. Notes, Ser. B, 10%, 2008                                                                 610,000  (d)              38,887

Nextel Communications,

   Conv. Sub. Deb., 5.25%, 2010                                                                 138,000                  130,410

Northeast Optic Network,

   Sr. Notes, 12.75%, 2008                                                                      200,000  (d)              20,000

Qwest Services:

   Notes, 7.2%, 2004                                                                            276,000                  284,280

   Notes, 13.5%, 2010                                                                           122,000  (b)             138,470

Qwest,

   Bank Note, Ser. A, 5.97%, 2007                                                               423,000  (c)             426,172

   Bank Note, Ser. B, 5.97%, 2007                                                               244,000  (c)             242,170

SBA Communications,

   Sr. Notes, 10.25%, 2009                                                                      200,000                  185,000

Spectrasite,

   Sr. Notes, 8.25%, 2010                                                                        93,000  (b)              97,185

Star Choice Communications,

   Sr. Secured Notes, 13%, 2005                                                                 180,000                  193,050

                                                                                            The Portfolio  15

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                      Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

US West Capital Funding,

   Notes, 6.25%, 2005                                                                            65,000                   60,450

                                                                                                                       3,099,997

TEXTILES & APPAREL--.3%

Simmons,

   Sr. Sub. Notes, Ser. B, 10.25%, 2009                                                          97,000                  104,275

TRANSPORTATION--.1%

TFM,

   Sr. Notes, 10.25%, 2007                                                                       27,000                   27,675

U.S. GOVERNMENT--6.8%

U.S. Treasury Notes:

   1.125%, 6/30/2005                                                                            680,000                  677,663

   1.25%, 5/31/2005                                                                             592,000                  592,000

   2%, 5/15/2006                                                                                911,000                  920,964

                                                                                                                       2,190,627

U.S. GOVERNMENT AGENCIES/
   MORTGAGE-BACKED--0.0%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage
  Participation Ctfs.,

  (Interest Only Obligation):

      Ser. 2288, Cl. IO, 6.5%, 1/15/2027                                                         58,273  (h)                 556

      Ser. 2407, Cl. DI, 6%, 12/15/2021                                                         625,727  (h)               5,620

Federal National Mortgage Association,

  REMIC Trust, Gtd. Pass-Through Cfts.,

  Ser. 2001-74, Cl. NI, 6%, 2/25/2021

   (Interest Only Obligation)                                                                   800,000  (h)               5,718

                                                                                                                          11,894

TOTAL BONDS AND NOTES

   (cost $32,967,662 )                                                                                                29,815,934


PREFERRED STOCKS--3.4%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICE--.1%

Williams Holdings Of Delaware,

   Cum. Conv., 2.75%                                                                                460  (b)              24,840

MEDIA--2.5%

CSC Holdings,

   Ser. H, Cum., $117.50                                                                          3,865                  398,095

Paxson Communications:

   Cum., $1,325                                                                                       0                    2,119

   Cum. Conv., $975                                                                                  46  (b)             395,720

                                                                                                                         795,934

MINING & METALS--.8%

Kaiser Group Holdings,

   Cum., $3.85                                                                                    6,081                  272,733

TOTAL PREFERRED STOCKS

   (cost $938,343)

16                                                                                                                     1,093,507
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--2.6%
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--0.0%

Kaiser Group Holdings (rights)                                                                   17,554  (i,j,l)               0

OIL & GAS--.5%

EXCO Resources                                                                                    9,600                  171,936

TELECOMMUNICATION--0.0%

American Tower (warrants)                                                                            30  (i)               3,734

Loral Cyberstar (warrants)                                                                       20,940  (i)                 209

                                                                                                                           3,943

TEXTILES & APPAREL--2.1%

HCI Direct, Cl. A                                                                                60,714  (i,j,l)         653,708

TOTAL COMMON STOCKS

   (cost $867,986)                                                                                                       829,587

                                                                                            The Portfolio  17

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.7%                                                                     Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   .7%, 10/23/2003                                                                               95,000                   94,762

   .8%, 11/20/2003                                                                               95,000                   94,644

   .86%, 12/18/2003                                                                             645,000                  642,175

   .87%, 9/25/2003                                                                              345,000                  344,317

   1.06%, 8/14/2003                                                                              10,000                    9,991

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,186,127)                                                                                                   1,185,889
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $35,960,118)                                                              102.6%              32,924,917

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.6%)               (838,317)

NET ASSETS                                                                                        100.0%              32,086,600


(A) PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

    CAD-CANADIAN DOLLARS

    GBP-GREAT BRITIAN POUND STERLING

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003, THESE SECURITIES AMOUNTED TO $8,939,828 OR 27.9% OF NET ASSETS.

C VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON CHANGES TO THE CANADIAN CONSUMER PRICE INDEX.

(F) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE UNTIL MATURITY.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  NON-INCOME PRODUCING SECURITY.

(J) THE VALUE OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF TRUSTEES.

(K)  SUBSEQUENT TO JUNE 30, 2003, THESE SECURITIES BECAME NON-INCOME PRODUCING.

(L) SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED SECURITIES, WITH A VALUE OF $653,708 OR 2.0% OF NET ASEETS, ARE AS FOLLOWS:



                                                 Acquisition          Purchase              Percentage of
Issuer                                                  Date          Price ($)             Net Assets (%)         Valuation ($)
------------------------------------------------------------------------------------------------------------------------------------

HCI Direct, Cl. A                                  6/20/2002            10.767                        2.0                10.767

Kaiser Group Holdings (rights)                     6/26/2002                --                         --                    --


18

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  35,960,118  32,924,917

Cash                                                                     42,591

Receivable for investment securities sold                             1,488,160

Dividends and interest receivable                                       513,809

Receivable for shares of Beneficial Interest subscribed                 245,598

Prepaid expenses                                                          8,148

                                                                     35,223,223
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            18,915

Payable for investment securities purchased                           3,075,416

Payable for shares of Beneficial Interest redeemed                       17,873

Accrued expenses                                                         24,419

                                                                      3,136,623
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,086,600
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      67,505,214

Accumulated distributions in excess of investment income--net          (187,500)

Accumulated net realized gain (loss) on investments                 (32,196,010)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                   (3,035,104)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       32,086,600

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       23,992,285       8,094,315

Shares Outstanding                                    3,725,679       1,256,971
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                              6.44            6.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio  19

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             1,363,786

Dividends                                                               58,427

TOTAL INCOME                                                         1,422,213

EXPENSES:

Investment advisory fee--Note 3(a)                                      89,608

Auditing fees                                                           21,920

Prospectus and shareholders' reports                                    11,066

Custodian fees--Note 3(b)                                                7,927

Distribution fees--Note 3(b)                                             7,837

Interest expense--Note 2                                                 1,409

Trustees' fees and expenses--Note 3(c)                                   1,312

Legal fees                                                                 555

Shareholder servicing costs--Note 3(b)                                     925

Miscellaneous                                                            6,611

TOTAL EXPENSES                                                         149,170

Less-waiver of fees due to

  undertaking--Note 3 (a)                                              (23,973)

NET EXPENSES                                                           125,197

INVESTMENT INCOME--NET                                               1,297,016
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           421,226

Net realized gain (loss) on financial futures                         (436,245)

Net realized gain (loss) on options transactions                         5,864

Net realized gain (loss) on swap transactions                          509,600

Net realized gain (loss) on forward currency exchange contracts        (26,791)

NET REALIZED GAIN (LOSS)                                               473,654

Net unrealized appreciation (depreciation) on investments

  and foreign currency transactions (including $109,688

  net unrealized appreciation on financial futures)                  3,381,983

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,855,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,152,653

SEE NOTES TO FINANCIAL STATEMENTS.

20

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                            June 30, 2003            Year Ended

                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,297,016             3,091,277

Net realized gain (loss) on investments           473,654            (7,336,450)

Net unrealized appreciation
   (depreciation) on investments                3,381,983               (83,344)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    5,152,653            (4,328,517)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (1,145,572)           (2,782,472)

Service shares                                   (359,073)             (547,004)

TOTAL DIVIDENDS                                (1,504,645)           (3,329,476)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,428,397             1,660,910

Service shares                                  2,774,579             6,129,955

Dividends reinvested:

Initial shares                                  1,145,572             2,782,472

Service shares                                    359,073               547,004

Cost of shares redeemed:

Initial shares                                 (2,449,458)           (7,968,161)

Service shares                                   (785,021)           (3,472,239)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             3,473,142              (320,059)

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,121,150            (7,978,052)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            24,965,450            32,943,502

END OF PERIOD                                  32,086,600            24,965,450

Undistributed (distributions in
   excess of) investment income--net             (187,500)               20,129

                                                              The Portfolio  21

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                            June 30, 2003            Year Ended

                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                       387,585               263,095

Shares issued for dividends reinvested            186,091               452,259

Shares redeemed                                  (404,327)           (1,272,866)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     169,349              (557,512)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       452,384               934,734

Shares issued for dividends reinvested             58,191                90,154

Shares redeemed                                  (129,550)             (530,752)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     381,025               494,136

SEE NOTES TO FINANCIAL STATEMENTS.

 22

FINANCIAL HIGHLIGHTS

The  following  tables  describe  the  performance  for each share class for the fiscal  periods  indicated.  All  information  (except  portfolio turnover rate)
reflects  financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each  period, assuming you had reinvested all dividends and distributions. These
figures   have   been  derived  from  the  portfolio' s  financial  statements.

                                          Six Months Ended
                                             June 30, 2003                                 Year Ended December 31,
                                                               ---------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001(a)         2000           1999      1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                5.63             7.33          8.47           10.44          11.80     12.88

Investment Operations:

Investment income--net                                 .28(b)           .69(b)        .84(b)         1.15           1.21      1.14

Net realized and unrealized
   gain (loss) on investments                          .86            (1.64)        (1.07)          (1.95)         (1.38)    (1.08)

Total from Investment Operations                      1.14             (.95)         (.23)           (.80)          (.17)      .06

Distributions:

Dividends from investment
   income--net                                        (.33)            (.75)         (.91)          (1.17)         (1.19)    (1.14)

Net asset value, end of period                        6.44             5.63          7.33            8.47          10.44     11.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     20.40(c)        (13.01)        (2.90)          (8.27)         (1.54)      .29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                               .90(d)           .90           .90             .76            .73       .77

Ratio of interest expense

   to average net assets                               .01(d)           .02           .01             .23            .11       .32

Ratio of net investment income

   to average net assets                              9.40(d)         10.69         10.37           11.10          10.53     10.10

Decrease reflected in above
   expense ratios due to
   undertaking by
   The Dreyfus Corporation                             .11(d)           .02            --              --             --        --

Portfolio Turnover Rate                             157.05(c)        436.35        198.14           15.29          52.08     50.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      23,992           20,033        30,146          39,529         66,357    83,418



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE PORTFOLIO HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS PER SHARE BY $.05 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 11.07% TO 10.37%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.                (D)   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio  23

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                Six Months Ended

                                                                   June 30, 2003                   Year Ended December 31,
                                                                                           -----------------------------------------

SERVICE SHARES                                                        (Unaudited)              2002         2001(a)        2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                        5.63               7.33         8.46           8.46

Investment Operations:

Investment income--net                                                       .29(c)             .68(c)       .79(c)          --

Net realized and unrealized
   gain (loss) on investments                                                .85              (1.63)       (1.02)            --

Total from Investment Operations                                            1.14               (.95)        (.23)            --

Distributions:

Dividends from investment income--net                                       (.33)              (.75)        (.90)            --

Net asset value, end of period                                              6.44               5.63         7.33           8.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                           20.61(d)          (13.12)       (2.95)            --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                     .90(e)             .90          .90             --

Ratio of interest expense
   to average net assets                                                     .00(e,f)           .02          .01             --

Ratio of net investment income

   to average net assets                                                    9.44(e)           10.73        10.35             --

Decrease reflected in above expense
   ratios due to undertakings
   by The Dreyfus Corporation                                                .40(e)             .33          .24             --

Portfolio Turnover Rate                                                   157.05(d)          436.35       198.14          15.29
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                      8,094              4,933        2,797              1



(A) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON FIXED INCOME SECURITIES ON A SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME. THE EFFECT OF THESE CHANGES FOR THE PERIOD ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $.05, INCREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY $.05 AND DECRASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 11.04% TO 10.35%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2002 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

(F)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Limited Term High Yield Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

At a meeting held on March 10, 2003, the Board of Trustees, on behalf of the portfolio, changed the name of the portfolio from Dreyfus Variable Investment Fund, Limited Term High Income Portfolio to Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio, which became effective on March 11, 2003.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                        The Portfolio  25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills, financial futures, options, swap transactions and forward currency exchange contracts) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction if the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which the securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Swap transactions are valued daily based upon quotations from market makers. Investments denominated in foreign cuurencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between

26

the amount of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: It is the policy of the portfolio to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $31,558,596 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not
                                                                The Portfolio 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

applied, $454,463 of the carryover expires in fiscal 2006, $5,316,701 expires in fiscal 2007, $4,480,534 expires in fiscal 2008, $10,613,045 expires in fiscal 2009 and $10,693,853 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $3,329,476. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging line during the period ended June 30, 2003 was approximately $171,600, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement ("Agreement") with Dreyfus, the investment advisory fee is computed at the annual rate of .65 of 1% of the value
of   the  portfolio' s  average  daily  net  assets  and  is  payable  monthly.

The Manager has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the
expenses   of   neither  class,  exclusive  of  taxes,  brokerage  commissions, extraordinary expenses, interest expenses and commitment fees on borrowings exceed .90 of 1% of the value of the average daily net assets of their class.
During the period ended June 30, 2003, the Manager waived receipt of fees of $23,973, pursuant to the undertaking.

28

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $7,837 under the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $20 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $7,927 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                        The Portfolio  29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2003, amounted to $44,578,113 and $41,379,482, respectively.

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2003, there were no financial futures contracts outstanding.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange con-

30

tracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no forward currency exchange contracts outstanding.

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. At June 30, 2003, there were no credit default swaps outstanding.

                                                        The Portfolio 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Realized gains or losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates. At June 30, 2003, there were no written call options outstanding.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. At June 30, 2003, there were no written put options outstanding.

At  June  30,  2003,  accumulated net unrealized depreciation on investments was
$3,035,201,   consisting   of   $1,502,372  gross  unrealized  appreciation  and
$4,537,573 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                                                           For More Information

                        Dreyfus Variable Investment Fund, Limited Term High Yield Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  156SA0603






      Dreyfus Variable
      Investment Fund,
      Money Market
      Portfolio




      SEMIANNUAL REPORT June 30, 2003


YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Money Market Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas Riordan.

The first half of 2003 was a challenging year for money market funds. In its ongoing attempts to stimulate renewed economic growth, the Federal Reserve Board reduced a key short-term interest rate to just 1% in June, and yields of money market funds fell to historical lows. As a result, maintaining a steady stream of current income from investments in money market securities has become a challenge for many investors.

Nonetheless, we believe that it is important for investors to remember that money market funds have continued to achieve their objective of preserving shareholders' capital, although the preservation of capital is not guaranteed. For emergency reserves and money earmarked for near-term needs, we believe money market funds can play an important role in creating a diversified portfolio. However, if you seek to maximize current income from your long-term savings, your financial advisor may be able to recommend higher-yielding alternatives that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2


DISCUSSION OF PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Variable Investment Fund, Money Market Portfolio perform during the period?

During the six-month period ended June 30, 2003, the portfolio produced an annualized yield of 0.83%. Taking into account the effects of compounding, the portfolio provided an annualized effective yield of 0.83% for the same period.(1)

The portfolio's modest returns are the result of declining interest rates in a persistently sluggish economy.

What is the portfolio's investment approach?

The portfolio seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the portfolio invests in a diversified selection of high-quality, short-term debt securities. These include securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and dollar-denominated obligations issued or guaranteed by foreign governments.

Normally, the portfolio invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the portfolio's performance?

When the reporting period began in January 2003, the U.S. economy continued to struggle, as evidenced by the fourth quarter of 2002's GDP annualized growth rate of just 1.4% . During the first quarter of 2003, the economy sent mixed signals, but hopes of a more robust economic rebound faded as geopolitical tensions mounted, culminating with the war in Iraq. War fears caused business and consumers to postpone their spending plans. In fact, consumer confidence fell to new
                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

lows. On the other hand, home sales rose, and manufacturing expanded modestly. For its part, the Federal Reserve Board (the "Fed") kept the federal funds rate unchanged at 1.25%.

In March, the outbreak of hostilities in Iraq continued to cloud the economic picture. The Fed indicated at the time that the uncertainty regarding the war with Iraq was so great that it could not adequately assess economic risks. Nonetheless, as the conflict progressed, the market's focus appeared to shift toward expectations of a quick resolution to the war, fueling greater investor optimism and causing money market yields to rise at the longer end of the curve.

After the war began winding down in April, investors' attention returned to the problems underlying the weak U.S. economy. The manufacturing sector contracted in April and the unemployment rate rose to 6%, suggesting lingering caution among businesses reluctant to resume hiring and production. In addition, uncertainty remained as to the prospects for continued spending among consumers, as revised estimates of U.S. economic growth for the first quarter of 2003 came in at a relatively disappointing 1.6%.

In May, the economy showed signs of gradual improvement. A key purchasing index rose significantly over the previous month' s levels, suggesting that the manufacturing sector may be improving. Consumer confidence rebounded to its highest levels in almost a year, indicating that consumers were becoming increasingly optimistic. These encouraging signs were supported by other potentially constructive factors, including gains in the stock market, low inflation, declining oil prices, rising productivity and pending tax cuts. However, at its meeting in early May, the Fed adopted a relatively cautious stance, citing disappointing numbers related to employment and production in its assessment that economic risks were "weighted toward weakness for the foreseeable future."

In June, signs emerged of stronger consumer confidence. The housing sector continued to support the economy, as evidenced by strong existing and new home sales. However, most investors expected the

4

Fed to reduce interest rates further at its meeting in late June. The Fed did not disappoint them, cutting rates for the thirteenth time since January 2001 and lowering the federal funds rate another 25 basis points to 1%. However, because the Fed did not cut rates by 50 basis points as some investors had expected, money market yields rose modestly in the wake of the Fed' s announcement.

What is the portfolio's current strategy?

We remain cautious regarding the prospects for a quick pickup in economic growth. We believe that more solid evidence is required to support a sustainable rebound in economic activity among consumers and businesses.

Because the Fed has stated their desire to see a more robust economy and has shown little concern of a rise in the rate of inflation, and therefore is unlikely to raise the federal funds rate, we have continued to maintain a long average maturity in the fund.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THESE PORTFOLIOS DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, MONEY MARKET PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

                                                                The Portfolio  5

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--18.1%                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   1.04%, 7/28/2003                                                                           9,000,000                9,000,000

Bank of Nova Scotia (Yankee)

   1.85%, 10/8/2003                                                                           5,000,000                4,998,499

Citibank N.A.

   1.20%, 8/27/2003                                                                           9,000,000                9,000,000

Wilmington Trust Co.

   1.53%, 11/18/2003                                                                         10,000,000                9,999,617

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $32,998,116)                                                                                                 32,998,116

COMMERCIAL PAPER--34.7%
------------------------------------------------------------------------------------------------------------------------------------

AIG Funding Inc.

   1.25%, 7/1/2003                                                                            6,000,000                6,000,000

Abbey National North America

   1.33%, 7/1/2003                                                                            6,000,000                6,000,000

Amstel Funding Corp.

   1.10%, 9/26/2003                                                                           8,000,000  (b)           7,978,733

Deutsche Bank Financial LLC

   1.38%, 7/1/2003                                                                            6,000,000                6,000,000

FCAR Owner Trust

   1.24%, 7/18/2003                                                                           9,000,000                8,994,730

GE Capital International Funding Inc.

   1.27%, 9/19/2003                                                                          10,000,000                9,972,000

Nordea North America Inc.

   1.01%, 8/19/2003                                                                           6,000,000                5,991,792

Prudential Funding LLC

   1.30%, 7/1/2003                                                                            6,000,000                6,000,000

UBS Finance Delaware LLC

   1.31%, 7/1/2003                                                                            6,000,000                6,000,000

TOTAL COMMERCIAL PAPER

   (cost $62,937,255)                                                                                                 62,937,255

6
                                                                                              Principal
CORPORATE NOTES--10.4%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co. Inc.

   1.16%, 1/15/2004                                                                           9,000,000  (a)           9,011,381

Paradigm Funding LLC

   1.28%, 10/31/2003                                                                          5,000,000  (a,b)         5,000,000

Sigma Finance Inc.

   1.09%, 7/10/2003                                                                           5,000,000  (a,b)         5,000,000

TOTAL CORPORATE NOTES

   (cost $19,011,381)                                                                                                 19,011,381

PROMISSORY NOTES--5.0%
------------------------------------------------------------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  1.24%--1.25%, 11/12/2003--1/28/2004

   (cost $9,000,000)                                                                          9,000,000  (c)           9,000,000

SHORT-TERM BANK NOTES--7.7%
------------------------------------------------------------------------------------------------------------------------------------

Bank One N.A.

   1.05%, 8/15/2003                                                                          10,000,000  (a)           9,999,630

National City Bank

   1.05%, 8/22/2003                                                                           4,000,000  (a)           3,999,972

TOTAL SHORT-TERM BANK NOTES

   (cost $13,999,602)                                                                                                 13,999,602

U.S. GOVERNMENT AGENCIES--16.5%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks, Discount Notes

   .95%, 7/1/2003                                                                             5,000,000                5,000,000

Federal Home Loan Banks, Notes

   1.05%--1.39%, 3/5/2004--7/14/2004                                                         25,000,000               25,000,000

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $30,000,000)                                                                                                 30,000,000

                                                                                                  The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
TIME DEPOSITS--6.2%                                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HSBC Bank USA (Grand Cayman)

   1.25%, 7/1/2003                                                                            6,000,000                6,000,000

Marshall & Ilsley Bank (Grand Cayman)

   1.13%, 7/1/2003                                                                            5,174,000                5,174,000

TOTAL TIME DEPOSITS

   (cost $11,174,000)                                                                                                 11,174,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $179,120,354)                                                             98.6%              179,120,354

CASH AND RECEIVABLES (NET)                                                                         1.4%                2,508,941

NET ASSETS                                                                                       100.0%              181,629,295

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003,
     THESE SECURITIES AMOUNTED TO $17,978,733 OR 9.9% OF NET ASSETS.

(C)  THESE  NOTES  WERE  ACQUIRED  FOR  INVESTMENT,  AND NOT WITH THE  INTENT TO
     DISTRIBUTE  OR SELL.  SECURITIES  RESTRICTED  AS TO  PUBLIC  RESALE.  THESE
     SECURITIES  WERE  ACQUIRED  FROM  5/16/2003  TO  5/27/2003  AT  A  COST  OF
     $9,000,000.  AT JUNE 30, 2003, THE AGGREGATE VALUE OF THESE SECURITIES WERE
     $9,000,000 OR 5.0% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           179,120,354   179,120,354

Cash                                                                  3,247,256

Interest receivable                                                     292,765

Prepaid expenses                                                          2,456

                                                                    182,662,831

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            75,752

Payable for shares of Beneficial Interest redeemed                      907,404

Accrued expenses                                                         50,380

                                                                      1,033,536

NET ASSETS ($)                                                      181,629,295

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     181,653,498

Accumulated net realized gain (loss) on investments                    (24,203)

NET ASSETS ($)                                                      181,629,295

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest  181,653,498 authorized)


NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                The Portfolio  9

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,413,719

EXPENSES:

Investment advisory fee--Note 2(a)                                     503,320

Custodian fees                                                          22,724

Professional fees                                                       21,763

Trustees' fees and expenses--Note 2(b)                                  11,482

Prospectus and shareholders' reports                                     9,272

Shareholder servicing costs--Note 2(a)                                   8,879

Registration fees                                                          972

Miscellaneous                                                            1,777

TOTAL EXPENSES                                                         580,189

INVESTMENT INCOME--NET                                                 833,530

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                    (17)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   833,513

SEE NOTES TO FINANCIAL STATEMENTS.


10

STATEMENT OF CHANGES IN NET ASSETS


                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            833,530            2,964,049

Net realized gain (loss) on investments               (17)             (10,974)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      833,513            2,953,075

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (833,530)          (2,964,049)

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 317,032,840        1,012,791,163

Dividends reinvested                              833,220            2,964,049

Cost of shares redeemed                      (332,453,902)      (1,009,975,937)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (14,587,842)           5,779,275

TOTAL INCREASE (DECREASE) IN NET ASSETS       (14,587,859)           5,768,301

NET ASSETS ($):

Beginning of Period                           196,217,154          190,448,853

END OF PERIOD                                 181,629,295          196,217,154

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2003                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                 (Unaudited)        2002         2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .004          .015         .039          .058           .047          .050

Distributions:

Dividends from
   investment income--net                             (.004)        (.015)       (.039)        (.058)         (.047)        (.050)

Net asset value, end of period                        1.00          1.00         1.00          1.00           1.00          1.00

TOTAL RETURN (%)                                       .41(a)       1.46         3.97          5.98           4.78          5.12

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .58(a)        .56          .58           .60            .58           .56

Ratio of net investment income
   to average net assets                               .83(a)       1.44         3.72          5.87           4.69          5.01

Net Assets, end of period
   ($ x 1,000)                                     181,629       196,217      190,449       124,375        102,727        89,025

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Money Market Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge.

It is the portfolio's policy to maintain a continuous net asset value per share of $1.00; the portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the portfolio will be able to maintain a stable net asset value per share of $1.00.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                               The Portfolio  13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investment securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the portfolio's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the portfolio to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the "Code"). To the

14

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $24,254 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $1,106 of the carryover expires in fiscal 2006, $1,115 expires in fiscal 2007, $11,060 expires in fiscal 2008 and $10,973 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .50 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $120 pursuant to the transfer agency agreement.

                                                               The Portfolio  15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.




               For More Information



                        Dreyfus Variable Investment Fund,
                        Money Market Portfolio
                        200 Park Avenue
                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing



(c) 2003 Dreyfus Service Corporation                                  117SA0603






      Dreyfus Variable
      Investment Fund,
      Quality Bond Portfolio




      SEMIANNUAL REPORT June 30, 2003



      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Finacial Futures

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            31   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                         Quality Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with William Howarth, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Bonds continued to rally during the first half of 2003, with prices driven higher by a combination of declining interest rates and improving investor sentiment. Most notably, corporate bonds rose sharply as companies paid down debt, trimmed expenses and adopted more rigorous standards of corporate governance in the wake of last year's high-profile accounting scandals. However, the bond market' s strong performance over the past several years has had a downside: yields on some types of bonds are hovering near historical lows. For many investors, maintaining a steady stream of current income has been a challenge.

What should an income-oriented investor do now? While we believe that bonds continue to represent an important component of a well-balanced investment portfolio, your financial advisor may be in the best position to recommend the income strategies that are right for you in today's low interest-rate environment.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003

2


DISCUSSION OF PERFORMANCE

William Howarth, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Variable Investment Fund, Quality Bond Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio's Initial shares achieved a total return of 4.93% and its Service shares achieved a total return of 4.84% .(1) The portfolio produced aggregate income dividends of $0.199 per share and $0.188 per share for its Initial and Service shares, respectively. In comparison, the portfolio's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), achieved a total return of 3.93% for the same period.(2)

The portfolio benefited during the reporting period from a rally among investment-grade corporate bonds. The portfolio's overweight in investment-grade corporate bonds and inflation-protected securities, and its underweight position in mortgage-backed securities and U.S. government agency debentures, enabled it to provide higher returns than its benchmark during the reporting period.

What is the portfolio's investment approach?

On December 18, 2002, the portfolio' s shareholders voted to change the portfolio' s investment objective. Since January 20, 2003, the portfolio's investment objective has been to seek to maximize total return consisting of capital appreciation and current income. Prior to then, the portfolio's investment objective was to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The portfolio invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations ("CMOs") and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instrumentalities. The portfolio may also invest up to 10% of its net assets in foreign securities. In addition, the portfolio may invest in high-grade commercial paper issued by U.S. corporations, certificates of deposit, time deposits and bankers' acceptances, as well as municipal obligations and zero coupon securities.

                                                        The Portfolio  3


DISCUSSION OF PERFORMANCE (CONTINUED)

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher-yielding securities as they become available. If interest rates appear to be declining, we will generally increase the portfolio's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of their issuers.

What other factors influenced the portfolio's performance?

The portfolio was primarily affected by renewed strength in the corporate bond market. When the reporting period began, corporate bonds had already begun to recover from a lengthy period of pronounced weakness as investors began to look forward to potentially stronger economic growth in 2003. Although the economy failed to gain momentum during the first quarter of 2003, investors apparently felt more comfortable investing in corporate bonds after many companies strengthened their balance sheets and reduced capital expenditures and debt. As a result of these actions, the difference in yields, or "spread," between corporate bonds and U.S. Treasury securities contracted, producing attractive levels of price appreciation.

In the second quarter, as the war in Iraq wound down and investors' attention shifted from geopolitics to economic fundamentals, many investors began to anticipate lower short-term interest rates. Indeed, near the end of the reporting period, the Federal Reserve Board reduced the federal funds rate by 25 basis points, driving interest rates to a 45-year low of 1%. As yields fell in anticipation of lower interest rates, bond prices generally rose.

The portfolio was well-positioned for this constructive investment environment after beginning 2003 with heavier exposure to corporate bonds than its benchmark. Our sector allocation strategy helped drive the portfolio' s performance in other ways as well. For example, the portfolio's lighter than average exposure to mortgage-backed securi-

4`

ties helped it avoid the brunt of weakness in the mortgage marketplace, which was caused by a surge in mortgage refinancing as interest rates continued to fall. Later in the reporting period, the portfolio's relatively light holdings of U.S. government agency debt helped protect it when questions arose about the management practices of the Federal Home Loan Mortgage Corporation, also known as "Freddie Mac."

Although the portfolio generally held a smaller percentage of U.S. Treasury securities than the Index, much of the portfolio's U.S. Treasury position was composed of Treasury Inflation Protected Securities (TIPS), which, despite relatively few inflationary pressures, provided higher total returns than "plain" U.S. Treasuries during the reporting period.

What is the portfolio's current strategy?

We have begun to trim the portfolio's holdings of corporate bonds, because spreads recently have declined to levels that are below their historical averages, even though corporate debt levels are still historically high. We also have taken profits in TIPS as they have also, in our opinion, become richly valued. At the same time, because we are seeing signs that prepayment activity is abating, we have increased the portfolio' s exposure to mortgage-backed securities. However, we continue to remain defensively positioned with regard to U.S. government agency debt, which we believe may continue to languish as Congressional and regulatory scrutiny of government-sponsored enterprises intensifies.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, QUALITY BOND PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                        The Portfolio 5

STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



                                                                                               Principal
BONDS AND NOTES--97.1%                                                                         Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES--.3%

American Airlines,

   Notes, 3.857%, 2010                                                                          656,000                  656,000

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. A, 6.648%, 2017                                                             108,935                  105,142

USAir,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                          270,471  (b)              54,094

                                                                                                                         815,236

ASSET-BACKED CTFS./CREDIT CARDS--.8%

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 2014                                                           1,850,000                2,024,457

AUTO-MANUFACTURING--1.0%

Ford Motor,

   Global Landmark Securities, 7.45%, 2031                                                      245,000                  225,058

General Motors,

   Notes, 8.375%, 2033                                                                        2,478,000                2,439,120

                                                                                                                       2,664,178

BANKING--3.1%

Abbey National,

   Sub. Notes, 7.35%, 2006                                                                    1,379,000  (c)           1,569,830

Bayer Hypo-und Vereinsbank,

   Bonds, 8.741%, 2031                                                                          740,000  (d)             780,541

Corp Andina de Fomento,

   Notes, 5.2%, 2013                                                                          2,570,000                2,609,555

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        1,010,000  (d)           1,117,445

Scotland International Finance BV,

   Sub. Notes, 4.25%, 2013                                                                    1,248,000  (d)           1,245,956

Sovereign Bancorp,

   Sr. Notes, 10.5%, 2006                                                                       597,000                  717,832

                                                                                                                       8,041,159

CABLE TELEVISION--.5%

Comcast,

   Sr. Notes, 6.5%, 2015                                                                      1,115,000                1,257,091

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.5%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2040                                                           3,355,000                3,850,632

Chase Commerical Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2016                                                          431,753  (c,d)           476,479


6

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Manhattan Bank-First Union National Bank,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                              9,370                   10,421

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2016                                                       1,948,000  (d)           2,178,600

                                                                                                                       6,516,132

DIVERSIFIED FINANCIAL SERVICE--2.0%

Brascan,

   Bonds, 7.375%, 2033                                                                        1,485,000                1,636,470

Farmers Exchange Capital,

   Trust Surplus Note Securities, 7.05%, 2028                                                   300,000  (d)             270,375

GMAC,

   Bonds, 8%, 2031                                                                              672,000                  661,163

General Electric Capital,

   Medium-Term Notes, Ser. A, 6.75%, 2032                                                       591,000                  693,594

SLM,

   Medium-Term Notes, Ser. A, 3.625%, 2008                                                    1,917,000                1,969,666

                                                                                                                       5,231,268

ELECTRIC UTILITIES--2.6%

Centerpoint Energy Houston Electric,

   Notes, 6.95%, 2033                                                                         1,184,000  (d)           1,361,708

Consolidated Edison of New York,

   Notes, 4.875%, 2013                                                                        1,500,000                1,584,575

Duke Energy,

   First Mortgage, 3.75%, 2008                                                                  662,000  (d)             682,145

Entergy Mississippi,

   First Mortgage, 4.35%, 2008                                                                  275,000                  280,826

PPL Energy Supply,

   Conv. Sr. Notes, 2.625%, 2023                                                                748,000  (d)             781,660

Public Service Co. of Colorado,

   First Mortgage, 4.875%, 2013                                                               1,057,000  (d)           1,100,804

Virginia Electric & Power,

   Sr. Notes, Ser. A, 4.75%, 2013                                                               911,000                  946,601

                                                                                                                       6,738,319

FOOD & BEVERAGES--.5%

Diageo Capital,

   Notes, 4.85%, 2018                                                                         1,140,000                1,180,313

FOREIGN GOVERNMENTAL--2.4%

Canadian Government:

   Bonds, 3%, 2036                                                            CAD             3,008,000                2,213,304

   Bonds, 4%, 2031                                                            CAD             2,175,000  (e)           2,133,811


                                                                                                      The Portfolio  7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENTAL (CONTINUED)

Export Development Canada,

   Bonds, 2.75%, 2005                                                                         1,500,000                1,538,012

Province of Quebec,

   Deb., 3.3%, 2013                                                           CAD               570,000  (e)             439,049

                                                                                                                       6,324,176

GAMING & LODGING--.2%

Resorts International Hotel and Casino,

   First Mortgage, 11.5%, 2009                                                                  560,000  (d)             534,800

HEALTH CARE--2.6%

Baxter International,

   Notes, 4.625%, 2015                                                                        2,139,000  (d)           2,173,688

Becton Dickinson & Co.,

   Notes, 4.9%, 2018                                                                          1,500,000                1,576,595

Eli Lilly & Co.,

   Notes, 4.5%, 2018                                                                          1,825,000                1,847,705

HCA,

   Notes, 7.125%, 2006                                                                          500,000                  543,927

Manor Care,

   Notes, 6.25%, 2013                                                                           465,000  (d)             483,600

                                                                                                                       6,625,515

MANUFACTURING--.8%

General Electric,

   Notes, 5%, 2013                                                                            1,225,000                1,296,384

Tyco International,

   Gtd. Notes, 5.8%, 2006                                                                       780,000                  809,250

                                                                                                                       2,105,634

MEDIA--1.4%

America Online,

   Conv. Sub. Notes, 0%, 2019                                                                 1,154,000  (f)             706,825

Cox Communications,

   Notes, 6.75%, 2011                                                                           664,000                  775,685

Liberty Media,

   Notes, 7.875%, 2009                                                                          887,000  (f)           1,040,604

USA Interactive,

   Notes, 7%, 2013                                                                              910,000                1,050,011

                                                                                                                       3,573,125


8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MINING & METALS--.8%

Alcoa,

   Notes, 6%, 2012                                                                            1,050,000                1,184,755

Placer Dome,

   Deb., Ser. B, 8.5%, 2045                                                                     725,000                  879,334

                                                                                                                       2,064,089

OIL & GAS--.2%

Petro-Canada,

   Deb., 7%, 2028                                                                               383,000                  451,802

PAPER & FOREST PRODUCTS--.7%

Inversiones CMPC,

   Notes, 4.875%, 2013                                                                          710,000  (d)             703,088

Weyerhaeuser,

   Notes, 6.75%, 2012                                                                           940,000                1,068,879

                                                                                                                       1,771,967

PROPERTY-CASUALTY INSURANCE--2.4%

Ace Capital Trust II,

   Gtd. Capital Securities, 9.7%, 2030                                                          950,000                1,284,682

Fund American Cos.,

   Notes, 5.875%, 2013                                                                          635,000                  665,220

Markel,

   Notes, 6.8%, 2013                                                                            725,000                  790,082

Metlife,

   Sr. Notes, 5.375%, 2012                                                                      805,000  (f)             868,982

New York Life Insurance,

   Notes, 5.875%, 2033                                                                        1,770,000  (d)           1,864,277

QBE Insurance,

   Bonds, 5.647%, 2023                                                                          745,000                  725,441

                                                                                                                       6,198,684

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--2.2%

Chase Mortgage Finance:

   Ser. 1998-S3, Cl. B3, 6.5%, 2013                                                             511,525  (d)             543,202

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,436,776                1,535,758

IMPAC Secured Assets Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 2023                                                          2,006,611                2,016,359

Norwest Asset Securities,

   Ser. 1998-13 Cl.B5, 6.25%, 2028                                                              224,591  (d)             237,807

                                                                                                      The Portfolio  9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

PNC Mortgage Securities,

   Ser. 1997-3, Cl. 1B3, 7%, 2027                                                               207,438                  207,100

Residential Funding Mortgage Securities I:

   Ser. 1997-S19, Cl. M2, 6.5%, 2012                                                            703,342                  702,188

   Ser. 1997-S21, Cl. M2, 6.5%, 2012                                                            401,455                  400,796

   Ser. 1998-NS1, Cl. B1, 6.375%, 2009                                                           88,157  (d)              93,493

                                                                                                                       5,736,703

RETAIL--.5%

Sears Roebuck Acceptance,

   Notes, 7%, 2032                                                                              645,000  (f)             723,842

Toys R US,

   Notes, 7.625%, 2011                                                                          610,000  (f)             655,127

                                                                                                                       1,378,969

STRUCTURED INDEX--14.0%

HSBC Bank USA TIGERS:

   Medium Term Notes,
      Ser. 2003-2, 3.915%, 2008                                                               6,900,000  (c,d,g)       6,900,000

   Medium Term Notes,
      Ser. 2003-3, Cl. D-1, 3.915%, 2008                                                      2,556,000  (c,d,g)       2,554,431

Lehman Brothers TRAINS,

   Ser. L-2002, 7.754%, 2031                                                                  7,972,800  (c,d,g)       9,868,174

Morgan Stanley TRACERS:

   Ser. 2001-1, 7.252%, 2011                                                                 13,952,000  (d,g)        16,496,747

   Ser. 2002-5, 6.799%, 2012                                                                    480,000  (d,f,g)         567,549

                                                                                                                      36,386,901

TECHNOLOGY--.9%

Hewlett-Packard,

   Notes, 5.75%, 2006                                                                         1,037,000                1,156,326

IBM,

   Sr. Notes, 4.75%, 2012                                                                     1,055,000                1,110,983

                                                                                                                       2,267,309

U.S. GOVERNMENT--29.3%

U.S. Treasury Inflation Protection Securities,

  Principal Strip,

   0%, 4/15/2029                                                                              2,500,000                1,512,031

U.S. Treasury Notes:

   1.25%, 5/31/2005                                                                          11,534,000               11,534,000

   1.125%, 6/30/2005                                                                         10,073,000               10,038,379

   2%, 5/15/2006                                                                             23,582,000               23,839,940

10

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes (continued):

   6%, 8/15/2009                                                                             18,750,000  (h)          22,122,750

   3.625%, 5/15/2013                                                                          7,050,000                7,111,688

                                                                                                                      76,158,788

U.S. GOVERNMENT AGENCIES--1.4%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,862,000  (i)           3,607,579

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--24.0%

Federal Home Loan Mortgage Corp.,

  REMIC Trust, Gtd. Pass-Through Ctfs.

  (Interest Only Obligations):

      Ser. 1916, Cl. PI, 7%, 12/15/2011                                                         815,768  (j)              63,801

      Ser. 1999, Cl. PW, 7%, 8/15/2026                                                          473,676  (j)               7,674

Federal National Mortgage Association:

   5.5%, 3/1/2033--5/1/2033                                                                     906,190                  938,469

   6%, 1/1/2029--12/1/2032                                                                    4,606,542                4,791,445

   6.88%, 2/1/2028                                                                            1,317,560                1,526,960

   7%, 6/1/2029--9/1/2029                                                                       996,933                1,050,828

Government National Mortgage Association I:

   5%                                                                                        10,974,000  (k)          11,241,436

   5.5%                                                                                      12,947,000  (k)          13,481,064

   5.5%, 4/15/2033                                                                           14,622,636               15,262,378

   6%, 2/15/2029--2/15/2033                                                                  13,193,592               13,841,195

   Project Loan,

      8%, 9/15/2008                                                                             150,499                  159,481

Government National Mortgage Association II,

   7%, 7/20/2029--9/20/2028                                                                     136,435                  143,721

                                                                                                                      62,508,452

TOTAL BONDS AND NOTES

   (cost $246,675,221)                                                                                               252,162,646

PREFERRED STOCKS--1.7%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE--.8%

Raytheon,

   Cum. Conv., $4.125 (units)                                                                    35,000  (l)           2,003,400

ELECTRIC UTILITIES--.3%

Ameren,

   Cum. Conv., $2.4375 (units)                                                                   14,097  (m)             400,637

                                                                                                        The Portfolio   11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

PREFERRED STOCKS (CONTINUED)                                                                      Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRIC UTILITIES (CONTINUED)

Keyspan,

   Cum. Conv., $4.375 (units)                                                                     8,246  (n)             436,626

                                                                                                                         837,263

PROPERTY-CASUALTY INSURANCE--.4%

Travelers Property Casualty,

   Cum. Conv., $1.125                                                                            40,515                  972,360

TELECOMMUNICATIONS--.2%

Motorola,

   Cum. Conv., $3.50 (units)                                                                     13,766  (f,o)           448,771

TOTAL PREFERRED STOCKS

   (cost $5,023,689)                                                                                                   4,261,794

OTHER INVESTMENTS--7.6%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     6,556,000  (p)           6,556,000

Dreyfus Institutional Cash Advantage Plus Fund                                                6,556,000  (p)           6,556,000

Dreyfus Institutional Preferred Plus Money Market Fund                                        6,556,000  (p)           6,556,000

TOTAL OTHER INVESTMENTS

   (cost $19,668,000)                                                                                                 19,668,000

                                                                                              Principal
SHORT-TERM INVESTMENTS--12.7%                                                                  Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

1.15%, 7/3/2003                                                                               3,266,000  (h)           3,265,869

1.1%, 7/24/2003                                                                               2,574,000                2,572,739

..898%, 9/25/2003                                                                              5,397,000                5,386,314

..785%, 10/23/2003                                                                               124,000                  123,690

..805%, 11/20/2003                                                                               124,000                  123,535

..833%, 12/11/2003                                                                            15,487,000               15,419,167

..856%, 12/18/2003                                                                             6,166,000                6,142,878

TOTAL SHORT-TERM INVESTMENTS

   (cost $33,038,154)                                                                                                 33,034,192


12


INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.6%                                                                   Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $4,192,030)                                                                          4,192,030                4,192,030
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $308,597,094)                                                             120.7%              313,318,662

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (20.7%)             (53,630,743)

NET ASSETS                                                                                       100.0%              259,687,919

(A)  PRINCIPAL AMOUNT STATED IN U.S DOLLARS UNLESS OTHERWISE NOTED.

     CAD--CANADIAN DOLLARS

(B)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JUNE 30, 2003,
     THESE SECURITIES AMOUNTED TO $53,016,569 OR 20.4% OF NET ASSETS.

(E)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CANADIAN CONSUMER PRICE INDEX.

(F)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2003,  THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $ 4,057,532 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $4,192,030.

(G)  SECURITY LINKED TO A PORTFOLIO OF DEBT SECURITIES.

(H)  PARTIALLY  HELD BY A  BROKER  AS  COLLATERAL  FOR  OPEN  FINANCIAL  FUTURES
     POSITION.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(J)  NOTIONAL FACE AMOUNT SHOWN.

(K)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(L)  WITH WARRANTS ATTACHED.

(M)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $50 ON
     MAY 16, 2005 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(N)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $25 ON
     MAY 15, 2005 AND A SENIOR NOTE WITH A PRINCIPAL OF $25.

(O)  UNITS  REPRESENT A CONTRACT TO PURCHASE  SHARES OF COMMON  STOCK FOR $50 ON
     NOVEMBER 16, 2004 AND A SENIOR NOTE WITH A PRINCIPAL OF $50.

(P)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                 The Portfolio   13

STATEMENT OF FINANCIAL FUTURES

June 30, 2003 (Unaudited)

                                                                 Market Value                                       Unrealized
                                                                   Covered by                                     Appreciation
                                            Contracts               Contracts ($)             Expiration          at 6/30/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Government Agency
   10 Year Notes                                   59               6,779,469             September 2003              114,313

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
        of Investments
      (including securities loaned valued
        at $4,057,532)--Note 1(c)                      308,597,094  313,318,662

Cash                                                                    570,784

Receivable for investment securities sold                             8,458,316

Dividends and interest receivable                                     2,110,284

Receivable for shares of Beneficial Interest subscribed                  85,968

Unrealized appreciation on swaps--Note 4                                  6,953

Prepaid expenses                                                         51,866

                                                                    324,602,833

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           164,715

Payable for investment securities purchased                          59,765,614

Liability for securities loaned--Note 1(c)                            4,192,030

Payable for shares of Beneficial Interest redeemed                      532,170

Payable for futures variation margin--Note 4                            212,561

Accrued expenses                                                         47,824

                                                                     64,914,914

NET ASSETS ($)                                                      259,687,919

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     248,164,450

Accumulated distribution in excess of investment income--net            (30,846)

Accumulated net realized gain (loss) on investments                   6,711,480

Accumulated net unrealized appreciation (depreciation)
  on investments (including $114,313 net unrealized
  appreciation on financial futures)                                  4,842,835

NET ASSETS ($)                                                      259,687,919

--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                      197,542,889    62,145,030

Shares Outstanding                                   16,430,217     5,182,379
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                             12.02         11.99

SEE NOTES TO FINANCIAL STATEMENTS.

                                                               The Portfolio  15

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             4,788,865

Cash dividends                                                         350,948

Income from securities lending                                           6,304

TOTAL INCOME                                                         5,146,117

EXPENSES:

Investment advisory fee--Note 3(a)                                     833,545

Distribution fees--Note 3(b)                                            76,093

Prospectus and shareholders' reports                                    36,917

Professional fees                                                       30,447

Custodian fees--Note 3(b)                                               24,926

Trustees' fees and expenses--Note 3(c)                                  13,838

Shareholder servicing costs--Note 3(b)                                   5,692

Miscellaneous                                                           23,354

TOTAL EXPENSES                                                       1,044,812

INVESTMENT INCOME--NET                                               4,101,305

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        11,548,663

Net realized gain (loss) on options transactions                        33,531

Net realized gain (loss) on financial futures                       (1,514,538)

Net realized gain (loss) on forward currency exchange contracts       (318,507)

NET REALIZED GAIN (LOSS)                                             9,749,149

Net unrealized appreciation (depreciation) on investments
  (including $114,313 net unrealized appreciation
  on financial futures)                                             (1,310,219)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,438,930

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,540,235

SEE NOTES TO FINANCIAL STATEMENTS.

16


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,101,305           11,001,031

Net realized gain (loss) on investments         9,749,149             (558,850)

Net unrealized appreciation (depreciation)
   on investments                              (1,310,219)           7,581,366

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,540,235           18,023,547

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                 (3,321,769)          (9,812,698)

Service shares                                   (978,709)          (2,083,091)

TOTAL DIVIDENDS                                (4,300,478)         (11,895,789)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 15,007,065          45,075,486

Service shares                                  6,402,735          36,277,905

Dividends reinvested:

Initial shares                                  3,321,769           9,812,698

Service shares                                    978,709           2,083,091

Cost of shares redeemed:

Initial shares                               (21,585,805)         (56,303,393)

Service shares                                (5,161,447)          (5,108,691)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (1,036,974)          31,837,096

TOTAL INCREASE (DECREASE) IN NET ASSETS        7,202,783           37,964,854

NET ASSETS ($):

Beginning of Period                           252,485,136          214,520,282

END OF PERIOD                                 259,687,919          252,485,136

Undistributed (distributions in excess of)
   investment income--net                        (30,846)              168,327

                                                               The Portfolio  17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                            June 30, 2003           Year Ended
                                              (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     1,274,940           3,952,537

Shares issued for dividends reinvested            281,581             859,867

Shares redeemed                               (1,827,273)          (4,922,208)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (270,752)            (109,804)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                       544,866           3,187,587

Shares issued for dividends reinvested             83,163             182,766

Shares redeemed                                 (433,827)            (447,023)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     194,202            2,923,330

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2003                                 Year Ended December 31,
                                                                    ----------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)         2002          2001(a)        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.65         11.37          11.39         10.89          11.50         11.73

Investment Operations:

Investment income--net                                 .19(b)        .54(b)         .65(b)        .68            .62           .67

Net realized and unrealized
   gain (loss) on investments                          .41           .32            .10           .50           (.61)         (.04)

Total from Investment Operations                       .60           .86            .75          1.18            .01           .63

Distributions:

Dividends from
   investment income--net                             (.23)         (.58)          (.69)         (.68)          (.62)         (.68)

Dividends from net realized
   gain on investments                                  --            --           (.08)           --             --          (.18)

Total Distributions                                   (.23)         (.58)          (.77)         (.68)          (.62)         (.86)

Net asset value, end of period                       12.02         11.65          11.37         11.39          10.89         11.50

TOTAL RETURN (%)                                      4.93(c)       7.76           6.69         11.20            .18          5.49

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .76(d)        .72            .75           .72            .74           .73

Ratio of net investment income
   to average net assets                              3.26(d)       4.70           5.57          6.12           5.66          5.74

Portfolio Turnover Rate                             436.90(c)     877.87       1,105.61        917.75         521.51        244.95

Net Assets, end of period
   ($ x 1,000)                                     197,543       194,519        191,089       148,885        135,822       121,461

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY 1, 2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED  DECEMBER  31, 2001,  WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.04, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.04 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.91% TO 5.57%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    The Portfolio  19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Six Months Ended
                                                              June 30, 2003                          Year Ended December 31,
                                                                                        --------------------------------------------
SERVICE SHARES                                                   (Unaudited)              2002          2001(a)           2000(b)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   11.62             11.35         11.39             11.39

Investment Operations:

Investment income--net                                                   .18(c)            .50(c)        .58(c)             --

Net realized and unrealized
   gain on investments                                                   .41               .32           .14                --

Total from Investment Operations                                         .59               .82           .72                --

Distributions:

Dividends from investment income--net                                   (.22)             (.55)         (.68)               --

Dividends from net realized
   gain on investments                                                    --                --          (.08)               --

Total Distributions                                                     (.22)             (.55)         (.76)               --

Net asset value, end of period                                         11.99             11.62         11.35              11.39

TOTAL RETURN (%)                                                        4.84(d)           7.47          6.37                --

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.01(e)            .97          1.01                --

Ratio of net investment income
   to average net assets                                                3.00(e)           4.39          5.24                --

Portfolio Turnover Rate                                               436.90(d)         877.87      1,105.61              917.75

Net Assets, end of period ($ x 1,000)                                 62,145            57,966        23,431                1

(A)  AS  REQUIRED,  EFFECTIVE  JANUARY1,  2001,  THE  PORTFOLIO  HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED  DECEMBER  31, 2001,  WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.03, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON  INVESTMENTS  PER SHARE BY $.03 AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 5.57% TO 5.24%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1,
     2001 HAVE NOT BEEN RESTATED TO REFLECT THESE CHANGES IN PRESENTATION.

(B)  THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Quality Bond Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective will be to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a)  Portfolio  valuation:   Investments  in  securities  (excluding  short-term
investments other than U.S. Treasury Bills, financial futures, options, swap transactions and forward currency exchange contracts) are valued each

                                                                The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and asked prices. Swap transactions are valued daily based upon quotations from market makers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolios' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange

22

gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,145 during the period ended June 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by

                                                               The Portfolio  23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $1,903,723 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $11,895,789. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .65 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

24

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $76,093 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $165 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement to provide custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $24,926 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                               The Portfolio  25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $177,164 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities financial futures, forward currency exchange contracts, options transactions and swap transactions during the period ended June 30, 2003, amounted to $1,096,033,976 and $1,108,596,205, respectively.

The portfolio may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument increases between those dates. At June 30, 2003, there were no written call options outstanding.

As a writer of put options, the portfolio receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the portfolio would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the portfolio would realize a loss, if the price of the financial instrument decreases between those dates. At June 30, 2003, there were no written put options outstanding.

26

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2003, are set forth in the Statement of Financial Futures.

The portfolio may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. The following summarizes credit default swaps entered into by the portfolio at June 30, 2003:

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)               Description               (Depreciation) ($)
--------------------------------------------------------------------------------

3,200,000         Agreement with Merrill Lynch terminating            (3,188)
                June 20, 2008 to pay a fixed rate of .29% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                      on Bank of America, 6.25%, 4/15/2012

                                                               The Portfolio  27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)               Description               (Depreciation) ($)
--------------------------------------------------------------------------------

950,000          Agreement with Merrill Lynch terminating                 463
                June 20, 2008 to pay a fixed rate of .34% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                    on the Bear Stearns, 7.625%, 12/7/2009

950,000          Agreement with Merrill Lynch terminating               (431)
                June 20, 2008 to pay a fixed rate of .36% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                        on Bear Stearns, 7.625%, 12/7/2009

1,300,000        Agreement with Merrill Lynch terminating             (1,899)
                        September 20, 2008 to pay a fixed
                     rate of .38% and receive if positive
               (pay if negative) the notional amount as a
              result of interest payment default totaling
                  $1,000,000 or principal payment default
                          of $10,000,000 on Bear Stearns,
                                         7.625%, 12/7/2009

1,900,000         Agreement with Merrill Lynch terminating              7,917

                June 20, 2008 to pay a fixed rate of .51% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                               on Countrywide Home Loans,
                                         5.625%, 7/15/2009

1,300,000        Agreement with Merrill Lynch terminating               1,213
                        September 20, 2008 to pay a fixed
                     rate of .59% and receive if positive
               (pay if negative) the notional amount as a
              result of interest payment default totaling
               $1,000,000 or principal payment default of
                    $10,000,000 on Countrywide Home Loans,

                                         5.625%, 7/15/2009

635,000          Agreement with Merrill Lynch terminating                876
                June 20, 2008 to pay a fixed rate of .42% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                         on Goldman Sachs, 6.6%, 1/15/2012

28


                                                                   Unrealized
                                                                 Appreciation
Notional Amount ($)               Description               (Depreciation) ($)
--------------------------------------------------------------------------------

2,535,000        Agreement with Merrill Lynch terminating               2,226
                June 20, 2008 to pay a fixed rate of .43% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                         on Goldman Sachs, 6.6%, 1/15/2012

1,900,000        Agreement with Merrill Lynch terminating                 943
                June 20, 2008 to pay a fixed rate of .54% and receive if positive (pay if negative)
              the notional amount as a result of interest
                   payment default totaling $1,000,000 or
                 principal payment default of $10,000,000
                   on Washington Mutual, 5.625%, 1/15/2007

1,300,000        Agreement with Merrill Lynch terminating             (1,167)
                        September 20, 2008 to pay a fixed
                     rate of .59% and receive if positive
               (pay if negative) the notional amount as a
              result of interest payment default totaling
               $1,000,000 or principal payment default of
                        $10,000,000 on Washington Mutual,
                                         5.625%, 1/15/2007

Realized gains and losses on maturity or termination of swaps are presented in the Statement of Operations. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if
                                                               The Portfolio  29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 2003, there were no forward currency exchange contracts outstanding.

At  June  30,  2003,  accumulated net unrealized appreciation on investments was
$4,721,568,   consisting   of   $7,064,190  gross  unrealized  appreciation  and
$2,342,622 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30


PROXY RESULTS (Unaudited)

The portfolio held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:


                                                                                               Shares
                                                                      ------------------------------------------------------
                                                                      For                      Against             Abstained
                                                        ----------------------------------------------------------------------------

To approve changes to certain of
   the portfolio's fundamental policies
   and investment restrictions to
   expand participation in a portfolio
   securities lending program                                     16,431,914                  1,203,202              1,833,523

To approve changes to certain of
   the portfolio's fundamental policies
   and investment restrictions to
   expand futures and options
   transactions                                                   15,923,747                  1,818,306               1,726,586

To change the portfolio's investment
   objective                                                      15,746,280                  1,272,114               2,450,245

                                                               The Portfolio  31



NOTES




              For More Information


                        Dreyfus Variable
                        Investment Fund,
                        Quality Bond Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing




(c) 2003 Dreyfus Service Corporation                                  120SA0603







     Dreyfus Variable
     Investment Fund,
     Developing Leaders
     Portfolio

     SEMIANNUAL REPORT June 30, 2003

     YOU, YOUR ADVISOR AND
     DREYFUS
     A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            22   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                   Developing Leaders Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Developing Leaders Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2003


2

DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Variable Investment Fund, Developing Leaders Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, Dreyfus Variable Investment Fund, Developing Leaders Portfolio produced total returns of 11.09 % for its Initial shares and 10.90% for its Service shares.(1) This compares with a total return of 17.88 % for the portfolio's benchmark, the Russell 2000 Index (the "Index"), during the same period.(2)

We attribute these results to a sharp rise in stock prices that occurred during the second half of the reporting period. This rise reflected an improvement in investor optimism coinciding with the successful conclusion of major combat operations in Iraq and expectations for greater U.S. economic growth. The portfolio shared in the market's gains in April, May and June 2003. The Russell 2000 Index performance was dominated by micro-cap, unprofitable, low-priced stocks, thus making it very difficult for the fund managers who focus on more liquid, profitable companies to match the Index performance. Primarily because our disciplined stock selection process tends to avoid such speculative investments, the portfolio produced lower returns than the Index.

What is the portfolio's investment approach?

The portfolio invests primarily in companies with market capitalizations of less than $2 billion at the time of purchase, focusing on those believed to be new leaders in their industries. Typically, these companies are characterized by new or innovative products or services that have the potential to enhance earnings or revenue growth. We also consider factors that we believe are likely to affect
a   stock's  performance,  such  as  changes  in  a  company's  management  or organizational structure.

Our investment approach targets growth-oriented stocks (those of companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced
                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

according to a variety of financial measurements) and stocks that exhibit both growth and value characteristics. We further diversify among the market's various sectors and industries, supervising a team of sector managers, each of whom makes buy-and-sell recommendations within their respective areas of expertise.

What other factors influenced the portfolio's performance?

The portfolio derived positive absolute returns from virtually every sector in which it invested, although those returns proved less robust than the benchmark
in   the   areas   of   technology,   health   care   and  financial  services.

Technology  produced  the  portfolio's  weakest  performance  relative  to  its benchmark. In addition to avoiding many of the area's higher-flying, more speculative issues, the portfolio was also hurt by several specific stock disappointments. In a few instances, such as software vendor Network Associates, a weaker than expected earnings report drove the stock lower. In other instances, such as communications manufacturer Aeroflex, the portfolio bought and sold shares at a disadvantageous time. Nevertheless, strong gains from other holdings, such as semiconductor manufacturer Integrated Circuit Systems and
network   storage  device  provider  Emulex,  contributed  to  the  portfolio's performance.

Similar conditions prevailed in the health care area in terms of portfolio performance and stock selection. The portfolio was underweight biotechnology and drugs/pharmaceutical stocks that, in our view, lacked solid fundamentals. Among the portfolio's holdings, a few poor performers further detracted from relative performance. However, the portfolio's health care stocks did appreciate during the reporting period on the strength of managed care provider Mid Atlantic Medical Services, prescription benefit manager Advance PCS and biotech company Celegene. Stock-specific disappointments undermined the portfolio's performance in financial services relative to its benchmark.

On the other hand, the portfolio outperformed its benchmark in some areas. In the autos and transportation sector, performance was driven by Atlantic Coast Airlines and freight forwarder Forward Air. A diverse group of manufacturing stocks contributed to the portfolio's above-

4

average gains among producer durables companies. Top performers included suppliers for the mining industry such as construction machinery manufacturer Terex; aerospace company Goodrich; paper machinery producer Albany International; and homebuilder KB HOME. However, these areas could not compensate for the lower relative returns in the technology, health care and financial services area.

What is the portfolio's current strategy?

As of the end of the reporting period, we are concerned that the market's recent climb may not be fully supported by economic fundamentals. We are cautiously seeking investment opportunities among companies that are likely to benefit from gradually improving economic conditions. Accordingly, we have placed slightly greater than average emphasis on investments in a variety of cyclical and growth-oriented areas, such as energy and, to a lesser degree, technology. We have maintained relatively light positions in consumer and financial stocks, which we believe could be hurt by flat or rising interest rates.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. DREYFUS VARIABLE INVESTMENT FUND, DEVELOPING LEADERS PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2)  SOURCE:  LIPPER INC. --  REFLECTS  REINVESTMENT  OF  DIVIDENDS  AND,  WHERE
     APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                        The Portfolio 5



STATEMENT OF INVESTMENTS

June 30, 2003 (Unaudited)



COMMON STOCKS--96.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOS & TRANSPORTS--3.3%

Atlantic Coast Airlines Holdings                                                                425,000  (a)           5,733,250

Kansas City Southern                                                                            550,000  (a)           6,616,500

Teekay Shipping                                                                                 200,000                8,580,000

                                                                                                                      20,929,750

CONSUMER--16.7%

Allied Waste Industries                                                                         800,000  (a)           8,040,000

American Italian Pasta, Cl. A                                                                   150,000  (a)           6,247,500

Big Lots                                                                                        575,000  (a)           8,648,000

Callaway Golf                                                                                   450,000  (b)           5,949,000

Dial                                                                                            475,000                9,238,750

Emmis Communications, Cl. A                                                                     420,000  (a)           9,639,000

Mediacom Communications                                                                         650,000  (a)           6,415,500

Meredith                                                                                        145,000                6,380,000

Pacific Sunwear of California                                                                   475,000  (a,b)        11,442,750

Performance Food Group                                                                          272,500  (a,b)        10,082,500

Station Casinos                                                                                 350,000  (a,b)         8,837,500

Talbots                                                                                         305,000                8,982,250

Valassis Communications                                                                         275,000  (a)           7,073,000

                                                                                                                     106,975,750

ENERGY--6.5%

Cabot Oil & Gas                                                                                 372,500               10,284,725

Denbury Resources                                                                               680,000  (a)           9,132,400

Key Energy Services                                                                             670,000  (a)           7,182,400

Premcor                                                                                         250,000  (a)           5,387,500

Pride International                                                                             525,000  (a)           9,880,500

                                                                                                                      41,867,525

FINANCIAL SERVICES--16.6%

BOK Financial                                                                                   250,000  (a)           9,642,500

Bank United                                                                                     250,000  (a)              20,000

Benfield Group                                                                                1,800,000                8,401,288

Cullen/Frost Bankers                                                                            245,300                7,874,130

East West Bancorp                                                                               240,000                8,673,600

First Midwest Bancorp                                                                           320,000                9,219,200

Gallagher (Arthur J.) & Co.                                                                     310,000                8,432,000

Global Payments                                                                                 311,500               11,058,250

Harbor Florida Bancshares                                                                       355,000                8,505,800

Hilb, Rogal & Hamilton                                                                          175,000                5,957,000

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Montpelier Re Holdings                                                                          267,500  (b)           8,453,000

Protective Life                                                                                 175,000                4,681,250

Texas Regional Bancshares, Cl. A                                                                216,500                7,512,550

Ventas                                                                                          500,000                7,575,000

                                                                                                                     106,005,568

HEALTH CARE--13.9%

AdvancePCS                                                                                      290,000  (a,b)        11,086,700

American Pharmaceutical Partners                                                                197,500  (a,b)         6,695,250

Apria Healthcare Group                                                                          370,500  (a)           9,218,040

Celgene                                                                                         232,500  (a)           7,068,000

Genesis Health Ventures                                                                         450,000  (a)           7,942,500

Henry Schein                                                                                    145,000  (a)           7,589,300

IDX Systems                                                                                     340,000  (a)           5,276,800

Medicis Pharmaceutical, Cl. A                                                                   145,000                8,221,500

Mid Atlantic Medical Services                                                                   189,500  (a)           9,910,850

NDCHealth                                                                                       380,000                6,973,000

Renal Care Group                                                                                260,500  (a)           9,172,205

                                                                                                                      89,154,145

MATERIALS & PROCESSING--8.2%

Agnico-Eagle Mines                                                                              650,000                7,540,000

Agrium                                                                                          758,500                8,313,160

Bowater                                                                                         219,000                8,201,550

Chicago Bridge & Iron (New York Shares)                                                         550,000               12,474,000

Minerals Technologies                                                                            65,000                3,162,900

Packaging Corp. of America                                                                      275,000  (a)           5,068,250

RPM International                                                                               575,000                7,906,250

                                                                                                                      52,666,110

PRODUCER DURABLES--9.7%

AGCO                                                                                            425,000  (a)           7,259,000

Albany International, Cl. A                                                                     320,000                8,768,000

Alliant Techsystems                                                                             150,000  (a)           7,786,500

Crane                                                                                           365,000                8,259,950

Gardner Denver                                                                                  205,400  (a)           4,202,484

Goodrich                                                                                        450,000                9,450,000

Hanover Compressor                                                                              625,000  (a)           7,062,500

Terex                                                                                           460,000  (a)           8,979,200

                                                                                                                      61,767,634

                                                                                                           The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--16.6%

Advanced Fibre Communications                                                                   475,000  (a)           7,728,250

Emulex                                                                                          288,500  (a,b)         6,569,145

Exar                                                                                            600,000  (a)           9,498,000

Genesis Microchip                                                                               425,000  (a)           5,754,500

GlobespanVirata                                                                               1,100,000  (a)           9,075,000

InfoSpace                                                                                       600,000  (a)           8,142,000

Integrated Circuit Systems                                                                      310,500  (a)           9,759,015

Network Associates                                                                              520,000  (a,b)         6,593,600

Plexus                                                                                          563,500  (a)           6,497,155

Skyworks Solutions                                                                            1,100,000  (a,b)         7,447,000

Sycamore Networks                                                                             1,975,000  (a)           7,564,250

United Online                                                                                   432,500  (a)          10,959,550

Varian Semiconductor Equipment Associates                                                       347,500  (a)          10,341,600

                                                                                                                     105,929,065

UTILITIES & OTHER--4.5%

ALLETE                                                                                          250,000                6,637,500

NSTAR                                                                                           100,000                4,555,000

Peabody Energy                                                                                  265,000                8,901,350

Vectren                                                                                         335,000                8,391,750

                                                                                                                      28,485,600

TOTAL COMMON STOCKS
   (cost $550,241,818)                                                                                               613,781,147
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--6.9%                                                                          Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                    14,728,333  (c)          14,728,333

Dreyfus Institutional Cash Advantage Plus Fund                                               14,728,333  (c)          14,728,333

Dreyfus Institutional Preferred Plus Money Market Fund                                       14,728,334  (c)          14,728,334

TOTAL OTHER INVESTMENTS
   (cost $44,185,000)                                                                                                 44,185,000


8

INVESTMENT OF CASH COLLATERAL

   FOR SECURITIES LOANED--5.5%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $34,895,180)                                                                        34,895,180               34,895,180
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $629,321,998)                                                             108.4%             692,861,327

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (8.4%)            (53,427,549)

NET ASSETS                                                                                        100.0%             639,433,778

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN.  AT JUNE 30, 2003,  THE
     TOTAL MARKET VALUE OF THE PORTFOLIO'S SECURITIES ON LOAN IS $32,962,828 AND
     THE  TOTAL  MARKET  VALUE  OF  THE  COLLATERAL  HELD  BY THE  PORTFOLIO  IS
     $34,895,180.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                             The Portfolio 9



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)



                                                                          Cost         Value
---------------------------------------------------------------------------------------------------


ASSETS ($):

Investments in securities--See Statement of Investments
   (including securities loaned valued at $32,962,828)--Note 1(c)  629,321,998   692,861,327

Cash                                                                                 135,182

Dividends and interest receivable                                                    427,615

Receivable for shares of Beneficial Interest subscribed                               59,535

Prepaid expenses                                                                      73,836

                                                                                 693,557,495
---------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                        409,009

Liability for securities loaned--Note 1(c)                                        34,895,180

Payable for investment securities purchased                                       17,968,357

Payable for shares of Beneficial Interest redeemed                                   792,443

Accrued expenses                                                                      58,728

                                                                                  54,123,717
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                   639,433,778
---------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                  724,290,802

Accumulated undistributed investment income--net                                     172,250

Accumulated net realized gain (loss) on investments                             (148,568,603)

Accumulated net unrealized appreciation
  (depreciation) on investments                                                  63,539,329
---------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                  639,433,778

NET ASSET VALUE PER SHARE

                                                   Initial Shares              Service Shares
---------------------------------------------------------------------------------------------------

Net Assets ($)                                        626,428,213                13,005,565

Shares Outstanding                                     19,857,574                   414,915
---------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               31.55                     31.35


SEE NOTES TO FINANCIAL STATEMENTS.
 10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $10,425 foreign taxes withheld at source)     2,567,149

Income from securities lending                                          45,685

TOTAL INCOME                                                         2,612,834

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,198,727

Prospectus and shareholders' reports                                    90,726

Shareholder servicing costs--Note 3(b)                                  46,213

Professional fees                                                       32,981

Trustees' fees and expenses--Note 3(c)                                  28,874

Custodian fees--Note 3(b)                                               22,508

Distribution fees--Note 3(b)                                            14,385

Loan commitment fees--Note 2                                             2,513

Miscellaneous                                                            3,657

TOTAL EXPENSES                                                       2,440,584

INVESTMENT INCOME--NET                                                 172,250
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (50,067,509)

Net unrealized appreciation (depreciation) on investments          112,952,318

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              62,884,809

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                63,057,059

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            172,250                96,759

Net realized gain (loss) on investments       (50,067,509)          (78,392,655)

Net unrealized appreciation
   (depreciation) on investments              112,952,318           (68,250,947)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   63,057,059          (146,546,843)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                         --              (294,103)

Service shares                                         --                (1,677)

TOTAL DIVIDENDS                                        --              (295,780)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 93,898,401           194,519,182

Service shares                                  2,322,463             8,992,771

Dividends reinvested:

Initial shares                                         --               294,103

Service shares                                         --                 1,677

Cost of shares redeemed:

Initial shares                               (106,727,937)         (160,010,926)

Service shares                                 (1,480,553)           (1,669,190)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (11,987,626)           42,127,617

TOTAL INCREASE (DECREASE) IN NET ASSETS        51,069,433          (104,715,006)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           588,364,345           693,079,351

END OF PERIOD                                 639,433,778           588,364,345

Undistributed investment income--net              172,250                    --



12
                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                     3,251,826             5,935,850

Shares issued for dividends reinvested                 --                 8,680

Shares redeemed                                (3,725,163)           (5,176,962)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (473,337)              767,568
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        81,002               274,741

Shares issued for dividends reinvested                 --                    45

Shares redeemed                                   (51,697)              (54,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      29,305               220,126

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                      Six Months Ended                                      Year Ended December 31,
                                         June 30, 2003    --------------------------------------------------------------------------
INITIAL SHARES                             (Unaudited)            2002           2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                          28.40            35.13          40.30          66.34         53.91         57.14

Investment Operations:

Investment income--net                            .01(a)           .01(a)         .11(a)         .17(a)        .04(a)        .04

Net realized and unrealized
   gain (loss) on investments                    3.14            (6.73)         (2.63)          7.16         12.43         (2.21)

Total from Investment
   Operations                                    3.15            (6.72)         (2.52)          7.33         12.47         (2.17)

Distributions:

Dividends from
   investment income--net                          --             (.01)          (.17)          (.27)         (.04)         (.00)(b)

Dividends from net realized
   gain on investments                             --               --          (1.38)        (33.10)           --         (1.06)

Dividends in excess of net
   realized gain on investments                    --               --          (1.10)            --            --            --

Total Distributions                                --             (.01)         (2.65)        (33.37)         (.04)        (1.06)

Net asset value, end of period                  31.55            28.40          35.13          40.30         66.34         53.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                11.09(c)        (19.12)         (6.12)         13.31         23.15         (3.44)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                          .41(c)           .81            .79            .78           .78           .77

Ratio of net investment income
   to average net assets                          .03(c)           .02            .29            .24           .07           .07

Portfolio Turnover Rate                         33.58(c)         52.41          84.45          64.99         40.60         75.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                626,428          577,468        687,283        688,070     1,295,698     1,246,804

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

14



                                                            Six Months Ended                            Year Ended December 31,
                                                               June 30, 2003        ------------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002             2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   28.26              35.02            40.30            40.30

Investment Operations:

Investment (loss)--net                                                  (.03)(b)           (.03)(b)         (.01)(b)           --

Net realized and unrealized
   gain (loss) on investments                                           3.12              (6.72)           (2.67)              --

Total from Investment Operations                                        3.09              (6.75)           (2.68)              --

Distributions:

Dividends from investment income--net                                     --               (.01)            (.12)              --

Dividends from net realized
   gain on investments                                                    --                 --            (1.38)              --

Dividends in excess of net realized
   gain on investments                                                    --                 --            (1.10)              --

Total Distributions                                                       --               (.01)           (2.60)              --

Net asset value, end of period                                         31.35              28.26            35.02            40.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       10.90(c)          (19.31)           (6.47)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .53(c)            1.05             1.11               --

Ratio of net investment (loss)
   to average net assets                                                (.09)(c)           (.11)            (.02)              --

Portfolio Turnover Rate                                                33.58(c)           52.41            84.45            64.99
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 13,006             10,896            5,796                1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Portfolio 15



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Developing Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize capital appreciation. The Dreyfus Corporation (the "Manager") serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of the Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003,

16

the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the

                                                                The Portfolio 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

custody agreement, the portfolio received net earnings credits of $667 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the portfolio's Statement of Investments. The portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $84,449,649 available for federal income tax purposes to be applied against future

18

net securities profits, if any, realized subsequent to December 31, 2002. If not applied, the carryover expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $295,780. The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $14,385 pursuant to the Plan.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $370 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $22,508 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio invests its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $193,988 in income from these investments, which is included as dividend income in the portfolio's Statement of Operations.

(e) During the period ended June 30, 2003, the portfolio incurred total brokerage commissions of $1,163,915, of which $1,578 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial Corporation.

20

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $189,402,996 and $202,050,128, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $63,539,329, consisting of $102,640,135 gross unrealized appreciation and $39,100,806 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                        The Portfolio 21

PROXY RESULTS (Unaudited)

The portfolio held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:



                                                                                                Shares
                                                          --------------------------------------------------------------------------
                                                                          For                   Against                 Abstained
                                                          --------------------------------------------------------------------------
To approve changes to certain of the
   portfolio's fundamental policies and
   investment restrictions to expand
   participation in a portfolio securities
   lending program                                                 17,221,097                 1,321,666                 1,502,065




NOTES

                      For More Information

                        Dreyfus Variable
                        Investment Fund,
                        Developing Leaders Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  121SA0603


      Dreyfus Variable
      Investment Fund,
      Small Company
      Stock Portfolio


      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            20   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,
                                                  Small Company Stock Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Small Company Stock Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Anthony Galise, and James Wadsworth.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market' s recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2003

2

DISCUSSION OF PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Variable Investment Fund, Small Company Stock Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 13.91% for its Initial shares and 13.82% for its Service shares.(1) This compares with a total return of 13.30% for the portfolio's new benchmark, the S&P SmallCap 600 Index, for the same period.(2) The portfolio's former benchmark, the Russell 2500 Index achieved a 16.92% for the reporting period.(3)

We attribute the portfolio' s performance primarily to a positive shift in investor sentiment that accompanied decisive U.S. and U.K. action in Iraq. Virtually all market sectors and capitalization ranges rose during the second quarter of 2003 in response to these developments, with some of the greatest gains occurring among the smaller companies on which the portfolio focuses. The portfolio produced slightly higher returns than its benchmark, primarily due to the strong performance of several individual holdings, particularly in the areas
of    producer    goods    and    industrial    services.

The portfolio's relative performance also benefited from the favorable timing of the portfolio' s shareholder-approved change of benchmark, which occurred in March 2003. At that time, the portfolio adopted the S&P SmallCap 600 Index as its benchmark, and we reallocated the portfolio' s assets among a broadly diversified group of small-capitalization stocks to reflect the new benchmark's composition. These changes positioned the portfolio to share in the particularly strong gains enjoyed by small-cap stocks during the second half of the reporting period.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of small companies. Small companies are those with market caps ranging from $250 million to $1.5 billion at the time of purchase. However, since the

                                                                The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

portfolio may continue to hold its securities as their market capitalizations grow, a substantial portion of the portfolio' s holdings may have market capitalizations in excess of $1.5 billion at any given time. Stocks are chosen through a disciplined process, combining computer modeling techniques, fundamental analysis and risk management to create a blended portfolio of growth and value stocks. We use a computer model to identify and rank stocks within an industry or sector, based on:

  * VALUE, or how a stock is priced relative to its perceived intrinsic worth;

  * GROWTH, in this case the sustainability or growth of earnings; and

  * FINANCIAL PROFILE, which measures the financial health of the company.

We then use fundamental analysis to select the most attractive of the top-ranked securities, drawing on a variety of sources, including Wall Street research and company management. We attempt to manage risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The portfolio is structured so that its sector weightings and risk characteristics, such as growth, size and yield, are similar to those of the S&P SmallCap 600 Index.

What other factors influenced the portfolio's performance?

The portfolio benefited from the success of its security selection process. For example, quantitative and fundamental analysis helped us identify a number of opportunities in the producer goods sector, including home builder Hovnanian Enterprises and construction products company Hughes Supply. Such companies benefited from ongoing strength in the housing market, which has been driven by historically low mortgage rates. Among various service providers, four key holdings performed exceptionally well: University of Phoenix Online maintained high enrollment rates and good profit margins; Regis, a hair salon chain, delivered better than expected earnings; Kroll, a security consultant, benefited from increasing corporate and government security needs; and Labor Ready, a temp staffing agency, rose in anticipation of economic recovery. All four companies met our disciplined investment criteria, and all helped boost the portfolio's overall performance.


On the other hand, disappointments among a handful of individual holdings offset a portion of these gains. For example, TECO Energy, a Florida-based utility, suffered from reductions in its credit ratings and its dividend yield. Office Depot lost ground due to weaker than expected same store sales.

What is the portfolio's current strategy?

Despite the market' s recent rally, we see little direct evidence that a significant economic recovery currently is underway. Accordingly, as of the end of the reporting period we have trimmed the portfolio's exposure to some of its stronger recent performers. Instead, we are focusing on high-quality, reasonably valued companies that meet our stringent investment criteria. We continue to find such opportunities in a variety of individual companies spanning the full range of industry groups that comprise the portfolio' s benchmark.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, SMALL COMPANY STOCK PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                        The Portfolio 5


June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--17.9%

Albany International, Cl. A                                                                       3,300                   90,420

American Eagle Outfitters                                                                           480  (a)               8,803

AnnTaylor Stores                                                                                  8,200  (a)             237,390

Bebe Stores                                                                                       6,400  (a)             122,432

Blyth                                                                                             3,500                   95,200

Bob Evans Farms                                                                                   3,900                  107,757

Burlington Coat Factory Warehouse                                                                 9,200                  164,680

CEC Entertainment                                                                                 3,000  (a)             110,790

Cato, Cl. A                                                                                       5,500                  115,940

Claire's Stores                                                                                   4,900                  124,264

Dick's Sporting Goods                                                                             6,100                  223,748

Finish Line, Cl. A                                                                                5,100  (a)             113,271

Furniture Brands International                                                                    3,700  (a)              96,570

Gymboree                                                                                          2,850  (a)              47,823

K-Swiss, Cl. A                                                                                    6,300                  217,476

Kerzner International                                                                             4,500  (a)             144,945

Linens 'n Things                                                                                  7,300  (a)             172,353

Men's Wearhouse                                                                                   6,200  (a)             135,470

Mesa Air Group                                                                                   23,900  (a)             191,200

Oshkosh Truck                                                                                     2,700                  160,164

Pacific Sunwear of California                                                                     3,980  (a)              95,878

Panera Bread, Cl. A                                                                               4,100  (a)             164,000

Penn National Gaming                                                                              7,700  (a)             158,235

Pep Boys-Manny, Moe & Jack                                                                        3,850                   52,014

Pier 1 Imports                                                                                    3,800                   77,520

Polaris Industries                                                                                3,400                  208,760

Prime Hospitality                                                                                 2,260  (a)              15,165

Quiksilver                                                                                        5,800  (a)              95,642

RC2                                                                                               5,100  (a)              86,751

Ruby Tuesday                                                                                      1,860                   45,998

Ryan's Family Steak Houses                                                                       10,300  (a)             144,200

Select Comfort                                                                                    5,800  (a)              95,004

ShopKo Stores                                                                                     6,650  (a)              86,450

Shuffle Master                                                                                    3,600  (a)             105,804

SkyWest                                                                                           8,000                  152,480

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Sonic                                                                                             6,600  (a)             167,838

TBC                                                                                               8,300  (a)             158,115

Too                                                                                               6,800  (a)             137,700

Toro                                                                                              2,200                   87,450

Tractor Supply                                                                                    3,900  (a)             186,225

Urban Outfitters                                                                                  4,300  (a)             154,370

Wabash National                                                                                   1,070  (a)              15,012

Wolverine World Wide                                                                              2,000                   38,520

Yankee Candle Co.                                                                                 3,400  (a)              78,948

Zale                                                                                              5,100  (a)             204,000

                                                                                                                       5,492,775

CONSUMER STAPLES--2.3%

Chiquita Brands International                                                                     5,200  (a)              75,400

Church & Dwight Co.                                                                               2,600                   85,098

Flowers Foods                                                                                     3,600                   71,136

Fresh Del Monte Produce                                                                           4,800                  123,312

International Multifoods                                                                          5,800  (a)             132,878

Libbey                                                                                            3,800                   86,260

Ralcorp Holdings                                                                                  5,100  (a)             127,296

                                                                                                                         701,380

ENERGY--7.6%

AGL Resources                                                                                     2,350                   59,784

Black Hills                                                                                       3,200                   98,240

Cabot Oil & Gas                                                                                   6,000                  165,660

Cal Dive International                                                                            2,250  (a)              49,050

Energen                                                                                           5,900                  196,470

Frontier Oil                                                                                      8,100                  123,120

Headwaters                                                                                        7,500  (a)             110,175

New Jersey Resources                                                                              4,600                  163,300

Newfield Exploration                                                                              5,240  (a)             196,762

ONEOK                                                                                             4,800                   94,224

Oil States International                                                                          9,400  (a)             113,740

Patina Oil & Gas                                                                                  6,125                  196,919

Plains Exploration & Production                                                                   5,390  (a)              58,266

Remington Oil & Gas                                                                               8,800  (a)             161,744

                                                                                                           The Portfolio 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Southwestern Energy                                                                               3,230  (a)              48,482

Stone Energy                                                                                      5,900  (a)             247,328

Unit                                                                                              7,900  (a)             165,189

Universal Compression Holdings                                                                    3,800  (a)              79,268

                                                                                                                       2,327,721

HEALTH CARE--10.6%

Advanced Medical Optics                                                                           5,300                   90,365

Advanced Neuromodulation Systems                                                                  1,200  (a)              62,124

American Medical Security Group                                                                   3,800  (a)              72,580

CONMED                                                                                            5,700  (a)             104,082

Charles River Laboratories International                                                          2,500  (a)              80,450

Cobalt                                                                                            4,000  (a)              82,200

Connetics                                                                                         3,200  (a)              47,904

Cooper Cos.                                                                                       6,100                  212,097

Curative Health Services                                                                          2,040  (a)              34,680

Diagnostic Products                                                                               4,400                  180,620

Gen-Probe                                                                                         2,200  (a)              89,914

IDEXX Laboratories                                                                                5,300  (a)             177,762

Medicis Pharmaceutical, Cl. A                                                                       860                   48,762

Merit Medical Systems                                                                             6,100  (a)             121,878

Mid Atlantic Medical Services                                                                     6,800  (a)             355,640

Orthodontic Centers of Amercia                                                                    6,110  (a)              48,941

Owens & Minor                                                                                     7,600                  169,860

Pediatrix Medical Group                                                                           5,700  (a)             203,205

Pharmaceutical Resources                                                                          2,600  (a)             126,516

Priority Healthcare, Cl. B                                                                        9,700  (a)             179,935

Respironics                                                                                       5,000  (a)             187,600

Serologicals                                                                                      1,970  (a)              26,851

Sierra Health Services                                                                            6,700  (a)             134,000

Techne                                                                                            3,500  (a)             106,190

US Oncology                                                                                      22,400  (a)             165,536

Wright Medical Group                                                                              6,400  (a)             121,600

                                                                                                                       3,231,292

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--14.7%

Affiliated Managers Group                                                                         1,600  (a)              97,520

American Capital Strategies                                                                       3,700                   92,278

Anchor BanCorp Wisconsin                                                                          5,300                  126,617

Arch Capital Group                                                                                3,100                  107,663

BankUnited Financial, Cl. A                                                                       9,400  (a)             189,410

BlackRock                                                                                         2,700  (a)             121,608

CBL & Associates Properties                                                                       1,800                   77,400

Capital Automotive REIT                                                                           4,800                  134,352

Cash America International                                                                       11,200                  148,064

Commercial Capital Bancorp                                                                        1,110                   17,038

Cullen/Frost Bankers                                                                              3,890                  124,869

Downey Financial                                                                                  2,380                   98,294

East West Bancorp                                                                                 5,400                  195,156

First American                                                                                    4,600                  121,210

First BanCorp                                                                                     5,300                  145,485

Flagstar Bancorp                                                                                 11,000                  268,950

Friedman, Billings, Ramsey Group, Cl. A                                                          14,000                  187,600

Hilb, Rogal and Hamilton                                                                          3,000                  102,120

Hudson United Bancorp                                                                             3,800                  129,770

IPC Holdings                                                                                      3,600                  120,600

Independence Community Bank                                                                       3,100                   87,482

Irwin Financial                                                                                   5,500                  142,450

MAF Bancorp                                                                                       2,900                  107,503

Newtek Business Services                                                                          2,040  (a)              10,832

Phoenix Cos.                                                                                      7,220                   65,197

Provident Bankshares                                                                              6,500                  165,165

Provident Financial Services                                                                      1,340                   25,527

R & G Financial, Cl. B                                                                            1,750                   51,975

RAIT Investment Trust                                                                             4,000                  106,000

Republic Bancorp                                                                                  8,300                  111,386

SL Green Realty                                                                                   2,870                  100,134

SWS Group                                                                                         1,700                   34,255

South Financial Group                                                                             8,000                  186,640

                                                                                                           The Portfolio 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Staten Island Bancorp                                                                             4,920                   95,842

Sterling Bancshares                                                                              10,000                  130,800

Susquehanna Bancshares                                                                            6,100                  142,435

Washington Federal                                                                                9,354                  216,358

Wintrust Financial                                                                                4,100                  121,360

                                                                                                                       4,507,345

INTERNET--.4%

eSPEED, Cl. A                                                                                     4,900  (a)              96,824

Verity                                                                                            2,350  (a)              29,751

                                                                                                                         126,575

PRODUCER GOODS--20.0%

AGCO                                                                                              5,900  (a)             100,772

AMETEK                                                                                            1,400                   51,310

Alliant Techsystems                                                                               1,700  (a)              88,247

Applied Industrial Technologies                                                                   4,600                   97,060

AptarGroup                                                                                        4,500                  162,000

Arch Coal                                                                                         4,400                  101,112

Arkansas Best                                                                                     6,600                  157,014

Baldor Electric                                                                                   2,800                   57,680

CLARCOR                                                                                           1,800                   69,390

Chicago Bridge & Iron                                                                             5,900                  133,812

Crown Holdings                                                                                   14,300  (a)             102,102

Curtiss-Wright                                                                                    2,400                  151,680

DRS Technologies                                                                                  3,000  (a)              83,760

EMCOR Group                                                                                       2,500  (a)             123,400

Engineered Support Systems                                                                        3,000                  125,550

Georgia Gulf                                                                                      4,400                   87,120

Graco                                                                                             8,500                  272,000

H.B. Fuller                                                                                       5,400                  118,908

Heartland Express                                                                                 7,100  (a)             157,975

Hovnanian Enterprises                                                                             3,100  (a)             182,745

Hughes Supply                                                                                     4,500                  156,150

InVision Techonologies                                                                            3,300  (a)              82,005

Kirby                                                                                             5,300  (a)             149,460

Lennox International                                                                              7,800                  100,386

M.D.C. Holdings                                                                                   2,530                  122,148

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Maverick Tube                                                                                     7,600  (a)             145,540

Minerals Technologies                                                                             2,700                  131,382

NVR                                                                                                 510  (a)             209,610

Offshore Logistics                                                                                6,800  (a)             147,900

Quanex                                                                                              630                   18,724

RTI International Metals                                                                          3,540  (a)              38,338

Ryland Group                                                                                      4,200                  291,480

Schweitzer-Mauduit International                                                                  5,100                  123,114

Simpson Manufacturing Co.                                                                         5,300  (a)             193,980

Smith (A.O.)                                                                                      4,200                  118,230

Standard Pacific                                                                                  5,600                  185,696

SurModics                                                                                         4,300  (a)             131,150

Teekay Shipping                                                                                   4,200                  180,180

Teledyne Technologies                                                                             4,800  (a)              62,880

Timken                                                                                           11,200                  196,112

Tredegar                                                                                          7,270                  108,977

Triumph Group                                                                                     3,600  (a)             101,412

URS                                                                                               1,660  (a)              32,304

United Stationers                                                                                 6,500  (a)             235,105

Valmont Industries                                                                                3,300                   64,713

Watsco                                                                                            6,800                  112,608

Wellman                                                                                          13,100                  146,720

Woodward Governor                                                                                 3,000                  129,000

                                                                                                                       6,138,941

SERVICES--9.0%

Advisory Board                                                                                    1,500  (a)              60,780

BARRA                                                                                             5,100  (a)             182,070

Banta                                                                                             3,100                  100,347

CACI International, Cl. A                                                                         5,400  (a)             185,220

Consolidated Graphics                                                                             5,300  (a)             121,264

Cox Radio, Cl. A                                                                                  4,000  (a)              92,440

Dollar Thrifty Automotive Group                                                                   4,800  (a)              89,040

FactSet Research Systems                                                                          7,000                  308,350

Global Payments                                                                                   6,300                  223,650

ITT Industries                                                                                    3,200                   93,600

Kroll                                                                                             5,900  (a)             159,654

                                                                                                         The Portfolio 11

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Labor Ready                                                                                      17,300  (a)             124,041

NDCHealth                                                                                         6,100                  111,935

Navigant Consulting                                                                               7,300                   86,505

New England Business Service                                                                      2,600                   78,000

Regis                                                                                             8,100                  235,305

TiVo                                                                                             11,900  (a)             144,942

University of Phoenix Online                                                                      2,800  (a)             141,960

Waste Connections                                                                                 2,220  (a)              77,811

Watson Wyatt & Co.                                                                                6,300  (a)             146,034

                                                                                                                       2,762,948

TECHNOLOGY--15.2%

Analogic                                                                                          3,500                  170,660

Anixter International                                                                             6,300  (a)             147,609

Avid Technology                                                                                   6,600  (a)             231,462

Axcelis Technologies                                                                             22,000  (a)             134,640

Benchmark Electronics                                                                             3,500  (a)             107,660

Cabot Microelectronics                                                                            2,700  (a)             136,269

Cerner                                                                                            3,500  (a)              80,325

Checkpoint Systems                                                                               12,400  (a)             175,460

Cohu                                                                                              8,300                  129,480

Coinstar                                                                                          2,500  (a)              47,150

DSP Group                                                                                         3,700  (a)              79,661

ESS Technology                                                                                   15,500  (a)             151,125

Esterline Technologies                                                                            5,700  (a)              99,237

FLIR Systems                                                                                      5,200  (a)             156,780

Global Imaging Systems                                                                            7,100  (a)             164,436

Hyperion Solutions                                                                                5,000  (a)             168,800

II-VI                                                                                             4,900  (a)             113,092

Imagistics International                                                                          4,900  (a)             126,420

Itron                                                                                             5,000  (a)             107,800

Manhattan Associates                                                                              4,700  (a)             122,059

Mercury Computer Systems                                                                          3,500  (a)              63,560

Methode Electronics, Cl. A                                                                       11,200                  120,400

Nam Tai Electronics                                                                               3,300                  139,920

OmniVision Technologies                                                                           4,100  (a)             127,920


12

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Pixelworks                                                                                       10,900  (a)              64,746

Planar Systems                                                                                    6,900  (a)             134,964

Power Integrations                                                                                5,600  (a)             136,192

Progress Software                                                                                 8,500  (a)             176,205

Renaissance Learning                                                                              3,300  (a)              72,270

Roper Industries                                                                                  2,820                  104,904

SRA International                                                                                 3,600                  115,200

ScanSource                                                                                        2,500  (a)              66,875

Silicon Laboratories                                                                              2,900  (a)              77,256

Standard Microsystems                                                                             1,680  (a)              25,486

Supertex                                                                                          1,890  (a)              34,719

Take-Two Interactive Software                                                                     6,300  (a)             178,542

Tekelec                                                                                           5,300  (a)              59,890

Trimble Navigation                                                                                7,600  (a)             174,268

Zebra Technologies, Cl. A                                                                         1,670  (a)             125,567

                                                                                                                       4,649,009

UTILITIES--1.3%

CH Energy Group                                                                                   3,700                  166,500

Cleco                                                                                            12,400                  214,768

                                                                                                                         381,268

TOTAL COMMON STOCKS
   (cost $25,873,877)                                                                                                 30,319,254
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 1.10%,
  dated 6/30/2003, due 7/1/2003 in the

  amount of $301,009 (fully collateralized

  by $300,000 Federal Home Loan Mortgage
  Notes, 3.5%, 4/1/2008, value $308,878)

   (cost $301,000)                                                                              301,000                  301,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $26,174,877)                                                              100.0%              30,620,254

CASH AND RECEIVABLES (NET)                                                                           .0%                   9,854

NET ASSETS                                                                                        100.0%              30,630,108

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 13

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)               26,174,877  30,620,254

Cash                                                                     18,580

Receivable for investment securities sold                             1,642,425

Receivable for shares of Beneficial Interest subscribed                  17,542

Dividends and interest receivable                                        13,527

Prepaid expenses                                                          2,235

                                                                     32,314,563
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            22,279

Payable for investment securities purchased                           1,381,930

Payable for shares of Beneficial Interest redeemed                      248,381

Accrued expenses                                                         31,865

                                                                      1,684,455
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,630,108
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      29,659,220

Accumulated undistributed investment income--net                          5,928

Accumulated net realized gain (loss) on investments                  (3,480,417)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       4,445,377
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,630,108

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                       27,212,343       3,417,765

Shares Outstanding                                    1,678,539         211,767
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            16.21           16.14

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $111 foreign taxes witheld at source)           163,663

Interest                                                                 1,725

TOTAL INCOME                                                           165,388

EXPENSES:

Investment advisory fee--Note 3(a)                                     104,380

Auditing fees                                                           17,658

Prospectus and shareholders' reports                                    16,389

Custodian fees--Note 3(b)                                                8,897

Legal fees                                                               5,253

Distribution fees--Note 3(b)                                             3,904

Shareholder servicing costs--Note 3(b)                                   1,356

Trustees' fees and expenses--Note 3(c)                                   1,018

Loan commitment fees--Note 2                                               134

Miscellaneous                                                              456

TOTAL EXPENSES                                                         159,445

INVESTMENT INCOME--NET                                                   5,943
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (908,540)

Net unrealized appreciation (depreciation) on investments            4,610,220

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,701,680

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,707,623

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 15

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              5,943                87,271

Net realized gain (loss) on investments          (908,540)             (380,658)

Net unrealized appreciation
   (depreciation) on investments                4,610,220            (7,168,493)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,707,623            (7,461,880)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (32,617)              (69,910)

Service shares                                     (4,132)                 (601)

TOTAL DIVIDENDS                                   (36,749)              (70,511)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    967,185             5,696,601

Service shares                                    461,558             2,553,423

Dividends reinvested:

Initial shares                                     32,617                69,910

Service shares                                      4,132                   601

Cost of shares redeemed:

Initial shares                                 (2,501,053)           (6,820,660)

Service shares                                   (580,313)             (677,527)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,615,874)              822,348

TOTAL INCREASE (DECREASE) IN NET ASSETS         2,055,000            (6,710,043)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            28,575,108            35,285,151

END OF PERIOD                                  30,630,108            28,575,108

Undistributed investment income--net                5,928                36,734


16
                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                              (Unaudited)     December 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        64,974               346,737

Shares issued for dividends reinvested              2,379                 4,341

Shares redeemed                                  (174,998)             (438,987)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (107,645)              (87,909)
--------------------------------------------------------------------------------

SERVICE SHARES

Shares sold                                        30,474               152,418

Shares issued for dividends reinvested                303                    33

Shares redeemed                                   (38,456)              (42,618)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (7,679)              109,833

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.




                                          Six Months Ended                                  Year Ended December 31,
                                             June 30, 2003             -------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001          2000           1999       1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               14.25            17.79         18.08         16.69          15.09      16.13

Investment Operations:

Investment income--net                                 .01(a)           .05(a)        .03(a)        .02(a)         .04(a)     .04

Net realized and unrealized
   gain (loss) on investments                         1.97            (3.55)         (.31)         1.40           1.56       (.99)

Total from Investment Operations                      1.98            (3.50)         (.28)         1.42           1.60       (.95)

Distributions:

Dividends from investment
   income--net                                        (.02)            (.04)         (.01)         (.03)            --       (.04)

Dividends from net realized
   gain on investments                                  --               --            --            --             --       (.05)

Total Distributions                                   (.02)            (.04)         (.01)         (.03)            --       (.09)

Net asset value, end of period                       16.21            14.25         17.79         18.08          16.69      15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     13.91(b)        (19.71)        (1.53)         8.53          10.60      (5.97)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .55(b)           .98          1.03           .93            .97        .98

Ratio of net investment income
   to average net assets                               .04(b)           .28           .16           .09            .24        .26

Portfolio Turnover Rate                             136.01(b)         71.76         60.40         84.47          47.01      45.09
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      27,212           25,458        33,341        35,956         32,530     34,857

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

18


                                                             Six Months Ended                           Year Ended December 31,
                                                                June 30, 2003     --------------------------------------------------
SERVICE SHARES                                                    (Unaudited)              2002            2001             2000(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   14.20              17.73           18.08            18.08

Investment Operations:

Investment income (loss)--net                                           (.01)(b)            .01(b)         (.03)(b)           --

Net realized and unrealized
   gain (loss) on investments                                           1.97              (3.54)           (.31)              --

Total from Investment Operations                                        1.96              (3.53)           (.34)              --

Distributions:

Dividends from investment income--net                                   (.02)              (.00)(c)        (.01)              --

Net asset value, end of period                                         16.14              14.20           17.73            18.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       13.82(d)          (19.89)          (1.86)              --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .68(d)            1.22            1.39               --

Ratio of net investment income
   (loss) to average net assets                                         (.09)(d)            .04            (.18)              --

Portfolio Turnover Rate                                               136.01(d)           71.76           60.40            84.47
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,418              3,117           1,944                1



(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Small Company Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective seeks capital appreciation and consistency of returns with its benchmark, the Standard & Poor' s SmallCap 600 Index. The Dreyfus Corporation (the "Manager" ) serves as the portfolio's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results may differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

20

sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $25 during the period ended June 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

                                                        The Portfolio 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from gererally accepted accounting principles.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $2,468,690 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $599,155 of the carryover expires in fiscal 2007, $1,272,918 expires in fiscal 2009 and
$596,617    expires    in    fiscal    2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002 was as follows: ordinary income $70,511. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under the Facility.

22

NOTE 3--Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with the Manager, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $3,904 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $175 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $8,897 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. The Chairman of the Board receives an

                                                        The Portfolio 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2003, amounted to
$38,136,753    and    $39,589,090,    respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $4,445,377, consisting of $4,791,187 gross unrealized appreciation and $345,810 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24


                  For More Information

                        Dreyfus Variable Investment Fund,
                        Small Company Stock Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2003 Dreyfus Service Corporation                                  151SA0603




      Dreyfus Variable
      Investment Fund,
      Special Value Portfolio



      SEMIANNUAL REPORT June 30, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            16   Notes to Financial Statements

                            21   Proxy Results

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                              Dreyfus Variable Investment Fund,

                                                        Special Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Variable Investment Fund, Special Value Portfolio covers the six-month period from January 1, 2003, through June 30, 2003. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Mark G. DeFranco and Brian M. Gillott, of Jennison Associates LLC, the portfolio's sub-investment adviser.

The first half of 2003 was a time of long-awaited recovery for the U.S. stock market. Despite continued volatility leading up to the war in Iraq, stocks began to rally as the fighting wound down and investors turned their attention back to the prospects for the U.S. economy. Apparently, they liked what they saw. Despite current economic weakness, investors appear to be focused on the possibility of better economic times ahead.

If these trends persist, 2003 could mark the first positive calendar year for stocks since 1999. In our view, investors who have the potential to benefit most are those who steadfastly maintained their equity exposure during the bear market. In contrast, we believe investors who avoided stocks may have missed the market's recent gains, a timely reminder that patience, discipline and a long-term perspective are fundamental principles that may lead to successful investing.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

July 15, 2003

2


DISCUSSION OF PERFORMANCE

Mark G. DeFranco and Brian M. Gillot, Portfolio Managers Jennison Associates LLC, Sub-Investment Adviser

How did Dreyfus Variable Investment Fund, Special Value Portfolio perform relative to its benchmark?

For the six-month period ended June 30, 2003, the portfolio produced total returns of 9.68% for its Initial shares and 9.61% for its Service shares.(1) For the same period, the total return of the Russell 1000 Value Index, the portfolio's benchmark, was 11.57%.(2)

After experiencing continued weakness during the first quarter of 2003, stocks rallied broadly and sharply in the second quarter as major combat operations in Iraq wound down and investors turned their attention to the prospects for the U.S. economy. The portfolio's returns were modestly lower than its benchmark's return during the reporting period, primarily because of its focus on midcap stocks, which tended to lag their larger and smaller counterparts.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return, consisting of capital appreciation and current income. To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks. The portfolio's stock investments may include common stocks, preferred stocks and convertible securities of both U.S. and foreign companies of any size, including those purchased in initial public offerings or shortly thereafter.

The portfolio managers seek to identify attractively valued companies with current or emerging earnings growth that may not be fully recognized or appreciated by the market. Generally, there are two types of companies which may exhibit the characteristics the portfolio managers are seeking. The first type is a company that is out of favor with investors but which the portfolio managers expect will experience an improved earnings cycle over the next 12 to 18 months due to corporate restructuring, new product development, an industry cycle turn, increased management focus on shareholder value or improving balance sheet and cash flow. The second type is a company currently delivering good growth characteristics but which the portfolio managers believe is being mispriced by the market based on short-term
                                                                 The Portfolio 3


DISCUSSION OF PERFORMANCE (CONTINUED)

earnings results relative to "street" expectations or market uncertainty regarding the sustainability of earnings growth.

What other factors influenced the portfolio's performance?

The portfolio was primarily influenced by an upturn in investor sentiment following decisive military action in Iraq and an improving outlook for the U.S. economy during the second quarter of 2003. The market's sharp rally stood in sharp contrast to its lackluster performance during the year's first quarter, when war fears and economic concerns weighed heavily on stock prices.

Although the portfolio invests in "opportunistic value" companies of all sizes, recently it has focused mostly on stocks in the mid-capitalization range, where we believe opportunities for growth may be greater than among larger companies, while the risk of failure may be less than that of smaller companies. Unfortunately, midcap stocks were hit particularly hard by market weakness during the first half of the reporting period, causing the portfolio's relative performance to trail that of its benchmark for the reporting period as a whole.

Nonetheless, the portfolio had its share of strong performers. For example, biotechnology firm Sepracor was selling at what we believed to be an attractively low price after disappointing clinical trials for one of its drugs. We invested in the company when our analysis showed that other, more promising products were in its pipeline. As one of those drugs, an insomnia treatment, moved closer to approval by the U.S. Food and Drug Administration, Sepracor's stock significantly increased in value. Everest Re Group was also a top performer as the reinsurer rebounded from weakness due to headline risk regarding asbestos-related claims and problems in California' s workers' compensation market. Since we believed that asbestos concerns were waning and that Everest Re Group had greater pricing power than many of its competitors in California, we purchased the stock. As the company's earnings improved and its stock price rose, we began to reduce the portfolio's holdings of Everest Re Group.

On the other hand, some holdings produced disappointing results. We expected medical technology company Baxter International to benefit from a new clotting-agent product for hemophiliacs, but excess inventories of older products hindered its earnings. We sold the portfolio' s shares of Baxter International in anticipation of these developments becoming known, preferring to pursue other opportunities we considered more compelling. Specialty chemicals and life sciences

4

company Cambrex missed its quarterly earnings estimate due to the loss of a key contract which was cancelled due to regulatory issues in Europe. However, because we believe that the company's businesses remain sound and its stock price is low relative to its fair value, we have maintained a pared-back position in Cambrex.

What is the portfolio's current strategy?

We continue to evaluate opportunities in value-oriented stocks one company at a time. We reduced the portfolio's exposure to certain media and insurance stocks after their good performances, and we have found a number of attractively valued stocks in the energy group, particularly among natural gas producers and oil-services companies. We have also recently invested in consumer-oriented companies such as Wendy's International and Nordstrom that, in our view, were overlooked in the second-quarter rally. We are finding relatively few attractive opportunities among financial stocks, which we believe may be facing heightened risks to earnings if interest rates begin to climb.

We believe that no single industry group or capitalization range appears to offer more opportunities than the others. Instead, we are finding candidates for investment on a company-by-company basis. Indeed, we believe that careful stock picking is the key to success in today's stock market.

July 15, 2003

   THE PORTFOLIO IS ONLY AVAILABLE AS A FUNDING VEHICLE UNDER VARIOUS LIFE INSURANCE POLICIES OR VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES. INDIVIDUALS MAY NOT PURCHASE SHARES OF THE PORTFOLIO DIRECTLY. A VARIABLE ANNUITY IS AN INSURANCE CONTRACT ISSUED BY AN INSURANCE COMPANY THAT ENABLES INVESTORS TO ACCUMULATE ASSETS ON A TAX-DEFERRED BASIS FOR RETIREMENT OR OTHER LONG-TERM GOALS. THE INVESTMENT OBJECTIVE AND POLICIES OF DREYFUS VARIABLE INVESTMENT FUND, SPECIAL VALUE PORTFOLIO MADE AVAILABLE THROUGH INSURANCE PRODUCTS MAY BE SIMILAR TO OTHER FUNDS/PORTFOLIOS MANAGED OR ADVISED BY DREYFUS. HOWEVER, THE INVESTMENT RESULTS OF THE PORTFOLIO MAY BE HIGHER OR LOWER THAN, AND MAY NOT BE COMPARABLE TO, THOSE OF ANY OTHER DREYFUS FUND/PORTFOLIO.

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

   Part of the portfolio's recent performance is attributable to its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on the portfolio's performance.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                        The Portfolio 5

June 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS



COMMON STOCKS--90.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------


AEROSPACE & DEFENSE--3.6%

Goodrich                                                                                          6,800                  142,800

Lockheed Martin                                                                                   8,700                  413,859

Northrop Grumman                                                                                  6,600                  569,514

                                                                                                                       1,126,173

CAPITAL MARKETS--7.5%

Bank of New York                                                                                 24,700                  710,125

Edwards (A.G.)                                                                                   16,100                  550,620

Mellon Financial                                                                                 11,500                  319,125

Merrill Lynch                                                                                    16,400                  765,552

                                                                                                                       2,345,422

CHEMICALS--4.1%

Cambrex                                                                                          18,800                  432,776

IMC Global                                                                                       29,700                  199,287

Monsanto                                                                                         14,400                  311,616

Olin                                                                                             19,400                  331,740

                                                                                                                       1,275,419

COMMERCIAL BANKS--.8%

Southwest Bancorporation of Texas                                                                 7,800  (a)             253,578

COMMERCIAL SERVICES & SUPPLIES--2.4%

Avery Dennison                                                                                    4,200                  210,840

Manpower                                                                                         12,000                  445,080

Robert Half International                                                                         4,100  (a)              77,654

                                                                                                                         733,574

COMMUNICATIONS EQUIPMENT--1.5%

Harris                                                                                            8,200                  246,410

Motorola                                                                                         23,400                  220,662

                                                                                                                         467,072

COMPUTERS & PERIPHERALS--2.0%

Hewlett-Packard                                                                                  29,800                  634,740

CONTAINERS & PACKAGING--.7%

Temple-Inland                                                                                     5,000                  214,550

ELECTRONIC EQUIPMENT & INSTRUMENTS--3.3%

Agilent Technologies                                                                              9,300  (a)             181,815

Solectron                                                                                        99,300  (a)             371,382

Symbol Technologies                                                                              18,100                  235,481

Tech Data                                                                                         9,300  (a)             248,403

                                                                                                                       1,037,081

6

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--10.3%

FMC Technologies                                                                                 22,400  (a)             471,520

Halliburton                                                                                      18,800                  432,400

Rowan Cos.                                                                                       20,100  (a)             450,240

Schlumberger                                                                                     13,800                  656,466

Transocean                                                                                       23,100  (a)             507,507

Weatherford International                                                                        16,100  (a)             674,590

                                                                                                                       3,192,723

EXCHANGE TRADED FUNDS--.6%

iShares Nasdaq Biotechnology Index Fund                                                           2,600  (a)             174,174

HEALTH CARE EQUIPMENT & SUPPLIES--3.4%

Apogent Technologies                                                                             27,500  (a)             550,000

Fisher Scientific International                                                                  14,500  (a)             506,050

                                                                                                                       1,056,050

HOTELS RESTAURANTS & LEISURE--1.7%

Wendy's International                                                                            18,000                  521,460

HOUSEHOLD PRODUCTS--1.6%

Kimberly-Clark                                                                                    9,800                  510,972

INFORMATION TECHNOLOGY SERVICES--3.4%

BearingPoint                                                                                     34,800  (a)             335,820

Ceridian                                                                                         43,200  (a)             733,104

                                                                                                                       1,068,924

INSURANCE--6.4%

ACE                                                                                               4,900                  168,021

CNA Financial                                                                                    10,400  (a)             255,840

Hartford Financial Services Group                                                                 9,900                  498,564

Willis Group Holdings                                                                             8,300                  255,225

XL Capital, Cl. A                                                                                 9,700                  805,100

                                                                                                                       1,982,750

INTERNET SOFTWARE & SERVICES--.5%

DoubleClick                                                                                      17,700                  163,725

MACHINERY--1.0%

Navistar International                                                                            9,400  (a)             306,722

MEDIA--6.5%

General Motors Hughes Electronic, Cl.H                                                           51,400  (a)             658,434

Knight-Ridder                                                                                     7,400                  510,082

New York Times, Cl. A                                                                             9,700                  441,350

Pearson, ADR                                                                                     30,900                  296,640

                                                                                            The Portfolio   7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA (CONTINUED)

Scholastic                                                                                        4,300  (a)             128,054

                                                                                                                       2,034,560

METALS & MINING--3.2%

Arch Coal                                                                                        27,400                  629,652

Placer Dome                                                                                      30,600                  375,462

                                                                                                                       1,005,114

MULTILINE RETAIL--1.0%

Nordstrom                                                                                        16,600                  324,032

OIL & GAS--2.5%

Spinnaker Exploration                                                                            19,800  (a)             518,760

Total SA, ADR                                                                                     3,300                  250,140

                                                                                                                         768,900

PAPER & FOREST PRODUCTS--3.5%

Boise Cascade                                                                                    25,900                  619,010

MeadWestvaco                                                                                     19,000                  469,300

                                                                                                                       1,088,310

PHARMACEUTICALS--4.8%

Abbott Laboratories                                                                              12,900                  564,504

Bristol-Myers Squibb                                                                             14,600                  396,390

Pfizer                                                                                           15,300                  522,495

                                                                                                                       1,483,389

ROAD & RAIL--1.6%

CSX                                                                                              17,000                  511,530

SEMICONDUCTORS--1.8%

Agere Systems, Cl. B                                                                            140,400  (a)             322,920

Vishay Intertechnology                                                                           16,800  (a)             221,760

                                                                                                                         544,680

SOFTWARE--7.3%

Autodesk                                                                                         24,900                  402,384

Mentor Graphics                                                                                  10,300  (a)             149,144

Microsoft                                                                                        21,600                  553,176

Network Associates                                                                               24,300  (a)             308,124

Parametric Technology                                                                            47,700  (a)             145,485

Sybase                                                                                           30,400  (a)             422,864

Synopsys                                                                                          4,500  (a)             278,325

                                                                                                                       2,259,502
8


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SPECIALTY RETAIL--.8%

Toys "R" Us                                                                                      19,700  (a)             238,764

TEXTILES & APPAREL--2.4%

Polo Ralph Lauren                                                                                28,600                  737,594

TOTAL COMMON STOCKS

   (cost $26,061,063)                                                                                                 28,061,484

PREFERRED STOCKS--2.5%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News Corp, ADR, Cum.,$.4428

   (cost $673,216)                                                                               30,800                  771,540

OTHER INVESTMENTS--9.2%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       953,000  (b)             953,000

Dreyfus Institutional Cash Advantage Plus Fund                                                  953,000  (b)             953,000

Dreyfus Institutional Preferred Plus Money Market Fund                                          953,000  (b)             953,000

TOTAL OTHER INVESTMENTS

   (cost $2,859,000)                                                                                                   2,859,000

TOTAL INVESTMENTS (cost $29,593,279)                                                              101.9%              31,692,024

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.9%)               (602,360)

NET ASSETS                                                                                        100.0%              31,089,664

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

SEE NOTES TO FINANCIAL STATEMENTS.



                                                        The Portfolio  9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  29,593,279  31,692,024

Receivable for investment securities sold                               491,165

Receivable for shares of Beneficial Interest subscribed                  33,457

Dividend and interest receivable                                         27,574

                                                                     32,244,220

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            24,296

Cash overdraft due to Custodian                                          24,604

Payable for investment securities purchased                             999,254

Payable for shares of Beneficial Interest redeemed                       78,799

Accrued expenses                                                         27,603

                                                                      1,154,556

NET ASSETS ($)                                                       31,089,664

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      32,342,889

Accumulated undistributed investment income--net                         37,909

Accumulated net realized gain (loss) on investments                  (3,389,879)

Accumulated net unrealized appreciation
  (depreciation) on investments                                       2,098,745

NET ASSETS ($)                                                       31,089,664

--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

                                                Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     26,947,939       4,141,725

Shares Outstanding                                  2,249,303         346,560

NET ASSETS VALUE PER SHARE ($)                          11.98           11.95

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

CASH DIVIDENDS (net of $3,514 foreign taxes withheld at source)        180,376

EXPENSES:

Investment advisory fee--Note 3(a)                                     110,595

Auditing fees                                                           17,204

Prospectus and shareholders' reports                                     7,871

Custodian fees                                                           6,974

Distribution fees--Note 3(b)                                             4,777

Trustees' fees and expenses--Note 3(c)                                   1,751

Legal fees                                                                 760

Miscellaneous                                                              808

TOTAL EXPENSES                                                         150,740

Less--waiver of fees due to undertaking--Note 3(a)                      (8,802)

NET EXPENSES                                                           141,938

INVESTMENT INCOME--NET                                                  38,438

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                (87,291)

Net unrealized appreciation (depreciation) on investments            2,753,756

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,666,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,704,903

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio  11

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             38,438            295,172

Net realized gain (loss) on investments           (87,291)        (2,236,871)

Net unrealized appreciation
   (depreciation) on investments                2,753,756         (4,303,348)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                    2,704,903         (6,245,047)

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (257,277)          (115,505)

Service shares                                    (38,181)            (9,173)

TOTAL DIVIDENDS                                  (295,458)          (124,678)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                    376,202          1,525,740

Service shares                                    371,517          2,492,917

Dividends reinvested:

Initial shares                                    257,277            115,505

Service shares                                     38,181              9,173

Cost of shares redeemed:

Initial shares                                 (3,019,045)        (8,445,447)

Service shares                                   (508,996)          (601,966)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS            (2,484,864)        (4,904,078)

TOTAL INCREASE (DECREASE) IN NET ASSETS           (75,419)       (11,273,803)

NET ASSETS ($):

Beginning of Period                            31,165,083         42,438,886

END OF PERIOD                                  31,089,664         31,165,083

Undistributed investment income--net               37,909            294,929

12

                                         Six Months Ended
                                            June 30, 2003            Year Ended
                                               (Unaudited)    December 31, 2002
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INITIAL SHARES

Shares sold                                        32,520            129,723

Shares issued for dividends reinvested             25,027              8,569

Shares redeemed                                  (276,327)          (719,538)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (218,780)          (581,246)

SERVICE SHARES

Shares sold                                        34,747            207,867

Shares issued for dividends reinvested              3,725                682

Shares redeemed                                   (46,743)           (51,771)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (8,271)           156,778

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio  13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.


                                          Six Months Ended
                                             June 30, 2003                                Year Ended December 31,
                                                                 ------------------------------------------------------------------
INITIAL SHARES                                  (Unaudited)            2002          2001          2000         1999          1998
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.04            13.07         14.65         14.64          14.93         12.99

Investment Operations:

Investment income--net                              .01(a)           .10(a)        .14(a)        .12(a)         .11(a)        .10

Net realized and unrealized
   gain (loss) on investments                      1.04            (2.09)        (1.30)          .70            .95          1.94

Total from Investment Operations                   1.05            (1.99)        (1.16)          .82           1.06          2.04

Distributions:

Dividends from investment
   income--net                                     (.11)            (.04)         (.11)         (.14)          (.10)         (.10)

Dividends from net realized
   gain on investments                               --               --          (.31)         (.67)         (1.25)           --

Total Distributions                                (.11)            (.04)         (.42)         (.81)         (1.35)         (.10)

Net asset value, end of period                    11.98            11.04         13.07         14.65          14.64         14.93

TOTAL RETURN (%)                                   9.68(b)        (15.28)        (7.97)         5.70           7.27         15.69

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .47(b)           .92           .90           .87            .86           .83

Ratio of net investment income

   to average net assets                            .13(b)           .81          1.00           .81            .70           .67

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                          .02(b)           .07           .01            --             --            --

Portfolio Turnover Rate                           55.62(b)        148.29         59.85        149.83         171.41        252.24

Net Assets, end of period
   ($ x 1,000)                                   26,948           27,255        39,854        50,671         57,099        63,264

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


14

                                                          Six Months Ended
                                                             June 30, 2003                         Year Ended December 31,
                                                                                     ----------------------------------------------
SERVICE SHARES                                                  (Unaudited)                 2002            2001           2000(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                 11.02                 13.05           14.65           14.65

Investment Operations:

Investment income--net                                                 .01(b)                .08(b)          .12(b)           --

Net realized and unrealized
   gain (loss) on investments                                         1.03                 (2.07)          (1.31)             --

Total from Investment Operations                                      1.04                 (1.99)          (1.19)             --

Distributions:

Dividends from investment income--net                                 (.11)                 (.04)           (.10)             --

Dividends from net realized
   gain on investments                                                  --                    --            (.31)             --

Total Distributions                                                   (.11)                 (.04)           (.41)             --

Net asset value, end of period                                       11.95                 11.02           13.05           14.65

TOTAL RETURN (%)                                                      9.61(c)             (15.32)          (8.17)             --

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                .49(c)                .99            1.00              --

Ratio of net investment income
   to average net assets                                               .11(c)                .69             .92              --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                             .13(c)                .27             .24              --

Portfolio Turnover Rate                                              55.62(c)             148.29           59.85          149.83

Net Assets, end of period ($ x 1,000)                                4,142                 3,910           2,585               1

(A) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                        The Portfolio  15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Variable Investment Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, operating as a series company currently offering twelve series, including the Special Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Jennison Associates LLC ("Jennison") serves as the portfolio's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the portfolio's shares, which are sold without a sales charge. The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the portfolio began pricing securities traded on the NASDAQ stock

16

market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposits.

                                                        The Portfolio  17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from generally accepted accounting principles

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The portfolio has an unused capital loss carryover of $2,855,798 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2002. If not applied, $522,975 of the carryover expires in fiscal 2009 and $2,332,823 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2002, was as follows: ordinary income $124,678. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Lines of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2003, the portfolio did not borrow under either line of credit.

18

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Jennison, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates: .50 of 1% of the first $300 million and .45 of 1% over $300 million.

Dreyfus has agreed, from January 1, 2003 to December 31, 2003, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, exclusive of taxes, brokerage commissions, interest expense and extraordinary expenses, exceed 1% of the value of the average daily net assets of their class. During the period ended June 30, 2003, Dreyfus waived receipt of fees of $8,802, pursuant to the undertaking.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2003, Service shares were charged $4,777 pursuant to the Plan.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended June 30, 2003, the portfolio was charged $81 pursuant to the transfer agency agreement.

                                                        The Portfolio  19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the portfolio may invest its available cash balances in affiliated money market mutual funds as shown in the portfolio's Statement of Investments. Management fees are not charged to these accounts. During the period ended June 30, 2003, the portfolio derived $12,977 in income from these investments, which is included in dividend income in the portfolio's Statement of Operations.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities and securities, excluding short-term securities, during the period ended June 30, 2003, amounted to $15,447,953 and $18,413,275, respectively.

At June 30, 2003, accumulated net unrealized appreciation on investments was $2,098,745, consisting of $2,826,169 gross unrealized appreciation and $727,424 gross unrealized depreciation.

At June 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

20

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposal considered at the meeting, and the results, are as follows:


                                                                                                     Shares
                                                                    ----------------------------------------------------------------
                                                                                For                Against           Abstained
                                                                    ----------------------------------------------------------------

To approve changes to certain of the portfolio's
   fundamental policies and investment
   restrictions to expand participation
   in a portfolio securities lending program                                 2,634,179               157,852            120,168

                                                              The Portfolio  21




                  For More Information



                        Dreyfus Variable
                        Investment Fund,
                        Special Value Portfolio
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Jennison Associates LLC
                        466 Lexington Avenue
                        New York, NY 10017

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call
1-800-554-4611 or
516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
Attn: Institutional Servicing



(c) 2003 Dreyfus Service Corporation                                  118SA0603


ITEM 2.     CODE OF ETHICS.

                    Not applicable.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

                    Not applicable.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Not applicable.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

                    Not applicable.

ITEM 6.     [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                    Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal controls over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS VARIABLE INVESTMENT FUND

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      -----------------------
      Stephen E. Canter
      Chief Executive Officer

Date:  September 3, 2003

By:   /S/JAMES WINDELS
      -----------------------
      James Windels
      Chief Financial Officer

Date:  September 3, 2003


                                EXHIBIT INDEX

            (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

            (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)